                                                                    Exhibit 10.3

TELCORDIA
TECHNOLOGIES
|
 --------------------------
Performance from Experience


                                          PROFESSIONAL SERVICES MASTER AGREEMENT
                                                  CONTRACT NO.. 20000822JS113827

--------------------------------------------------------------------------------

This Agreement, effective as of August 9, 2000, is between NAP of the Americas, Inc., ("NAPA"), a Florida corporation and a wholly owned subsidiary of Terremark Worldwide, Inc. ("Terremark"), having an office at 2601 S. Bayshore Drive, 9th Floor, Coconut Grove, Florida 33133 and Telcordia Technologies, Inc. ("Telcordia"), a Delaware corporation, having an office at 445 South Street, Morristown, New Jersey 07960-6438. Notwithstanding anything to the contrary in this agreement, Terremark, along with its majority owned subsidiaries, shall guarantee all of the terms and conditions of this agreement on behalf of NAP of the Americas, Inc. Notwithstanding the foregoing, the Parties agree that the terms and conditions of the financing structure ("Financing Agreement"), currently under negotiation between the Parties, shall replace and supercede the Billing terms and conditions under Section 2.2 of this Master Agreement as governing and controlling each Work Statement retroactively from the effective date of the Master Agreement. The Parties further acknowledge and agree that the Financing Agreement will address any necessary adjustment in terms, including price, required for such application, and shall be mutually agreed to by the Parties.

I. DESCRIPTION OF PROFESSIONAL SERVICES

Telcordia shall provide to NAPA the Professional Services ("Services") related to the NAP of the Americas Miami, which will be described in individual Work Statements under this Agreement in the form of Exhibit A. A detailed description of the work, schedules, deliverables, fees and payment schedule will be included in each Work Statement. NAPA must authorize the Services by executing the Work Statement and returning it to Telcordia's Administrative Contact.

II. NAPA AND TELCORDIA ADMINISTRATIVE CONTACTS

Brian K. Goodkind                             Beth Morgan
Executive Vice President &                    Director
Chief Operating Officer

Terremark Worldwide, Inc.
2601 S. Bayshore Drive                        Telcordia Technologies, Inc.
9th Floor                                     1200 Brickell Avenue
Coconut Grove, FL  33133                      Suite 1200
Tel. No. 305-856-3200                         Miami, FL  33149
                                              Tel. No. 305-372-7970



           TELCORDIA TECHNOLOGIES, INC. AND NAP OF THE AMERICAS, INC.
                        CONFIDENTIAL - RESTRICTED ACCESS
       This document and the confidential information it contains shall be distributed, routed or made available solely to authorized persons having a need to know within Telcordia and NAPA, except with
                        written permission of Telcordia.

              Fax No. 305-856-0252       Fax No. 305-349-2030

In consideration of the mutual obligations assumed under this Agreement, Telcordia and NAPA agree to the Terms and Conditions attached to this Agreement and represent that this Agreement is executed by duly authorized representatives as of the dates below.

AGREED BY:
NAP OF THE AMERICAS, INC.                  TELCORDIA TECHNOLOGIES, INC.

By:         /s/ BRIAN K. GOODKIND          By:       /s/ THELINA E. ANDERSEN
           ----------------------------              --------------------------
Name:       BRIAN K. GOODKIND              Name:     THELINA E. ANDERSEN
           ----------------------------              --------------------------
Title:     VICE PRESIDENT                  Title:    SENIOR CONTRACT MANAGER
           ----------------------------              --------------------------
Date:      9-1-00                          Date:     9-1-00
           ----------------------------              --------------------------



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                              TERMS AND CONDITIONS




1. DEFINITIONS

1.1 "BUSINESS DAY" means an eight hour day during normal business hours.

1.2 "CONFIDENTIAL INFORMATION" means information of a party to this Agreement which is provided or disclosed to the other and is marked as confidential or proprietary. If the information is initially disclosed orally then (1) it must be designated as confidential or proprietary at the time of the initial disclosure and (2) within twenty (20) days after disclosure, the information must be reduced to writing and marked as confidential or proprietary. No information of the disclosing party will be considered Confidential Information to the extent the information:

         a)is in the public domain through no fault of the recipient either before or after disclosure; or

         b)is in the possession of the recipient prior to the disclosure, or thereafter is independently developed by recipient's employees or consultants who have had no prior access to the information; or

         c)is rightfully received from a third party without breach of any obligation of confidence.

1.3 "DELIVERABLE" means any written summary of results or any other written data, information or materials provided to NAPA including data, comments and conclusions pertaining to the Professional Services performed under this Agreement.

1.4 "YEAR 2000 COMPUTER PROBLEM" means the inability of any hardware, software, firmware, middleware, or microchip to record, store, process, recognize, calculate, and display calendar dates falling on or after January 1, 2000, in the same manner, and with the same functionality, that it records, stores, processes, recognizes, calculates, and displays calendar dates falling on or before December 31, 1999.

2. FEES AND PAYMENTS

2.1 FEES AND EXPENSES. NAPA shall pay Telcordia for the Professional Services either a fixed quote price or a time and materials fee based upon the documented hours worked and the current fee schedule. NAPA shall also reimburse Telcordia for all reasonable, documented, out-of-pocket expenses incurred in connection with the Services, including travel, lodging, meals and telephone costs. Telcordia reserves the right to limit Services to no more than ten (10) hours within a 24-hour period. In connection with all Work Statements under this Master Agreement, NAPA shall be entitled to the same fees and "preferred pricing" guaranty it was given in paragraph 5(b) of Work Statement No. 0001.

2.2 BILLING. For Services provided under a fixed quote price, Telcordia shall submit bills to NAPA according to the schedule described in each Work Statement. For Services provided under a time and materials fee, Telcordia shall submit monthly bills to NAPA for Services rendered during the prior month and expenses incurred. NAPA shall pay billed amounts within thirty (30) days of the date of the bill.

2.3 PAYMENTS. Payments to Telcordia must be in United States dollars and may be either:

       a)wire transferred to:

       Chase Manhattan Bank
       New York, New York
       ABA #021000021 (for all wires, ACH & EFT
       Account #323145663
       Attention:  Account Officer
       Telcordia Technologies, Inc.
       Telcordia Contract No. ___________, or



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       a)mailed to:

   Telcordia Technologies, Inc.
   Church Street Station
   Post Office Box 06334
   New York, NY 10249-63 34
   Attention:  Account Officer
   Telcordia Contract No. ____________

2.4 OVERDUE PAYMENTS. Overdue payments are subject to a late payment charge, calculated and compounded monthly, and calculated at an annual rate of either
(1) one percent (1%) over the lowest prime rate available in New York City, as published in The Wall Street Journal on the first Monday (or the next bank business day) following the payment due date; or (2) 12 percent (12%), whichever shall be higher. If the amount of the late payment charge exceeds the maximum permitted by law, the charge will be reduced to that maximum amount.

2.5 TAXES. NAPA shall pay or reimburse Telcordia for all sales or use taxes, duties, or levies imposed by any authority, government or government agency (other than those levied on Telcordia's net income) in connection with this Agreement. If Telcordia is required to collect a tax to be paid by NAPA, NAPA shall pay this tax on demand. If NAPA fails to pay these taxes, duties or levies, NAPA shall pay all reasonable expenses incurred by Telcordia, including reasonable attorney's fees, to collect such taxes, duties or levies.

3. CONFIDENTIAL INFORMATION

3.1 USE OF CONFIDENTIAL INFORMATION. Confidential Information disclosed by NAPA to Telcordia in connection with the Professional Services conducted under this Agreement will be used by Telcordia only for the performance of the Professional Services described in the Work Statement and Confidential Information disclosed by Telcordia to NAPA will be used by NAPA solely for its own internal purposes, unless otherwise expressly provided in this Agreement.

3.2 DISCLOSURE OF CONFIDENTIAL INFORMATION. Confidential Information disclosed under this Agreement by one party to the other will be protected by the recipient from further disclosure, publication, and dissemination to the same degree and using the same care and discretion as the recipient applies to protect its own confidential or proprietary information from undesired disclosure, publication and dissemination. Except as set forth in the following paragraph, neither party will disclose the other's Confidential Information to any affiliate or other third party, without prior written consent from the other party. If Confidential Information is required by law, regulation, or court order to be disclosed, the recipient must first notify the disclosing party and permit the disclosing party to seek an appropriate protective order.

3.3 DISCLOSURE TO EMPLOYEES AND CONSULTANTS. Confidential Information disclosed under this Agreement may be disclosed to a receiving party's employees (including contract employees) or consultants who participate in the Services if the employees and consultants have been made aware of their responsibilities under this Agreement and the consultants (including contract employees) have signed a statement agreeing to be bound by the terms of this Agreement with respect to confidentiality.

3.4 MISUSE OF CONFIDENTIAL INFORMATION. Either party's failure to fulfill the obligations and conditions with respect to any use, disclosure, publication, release, or dissemination to any third person of the other party's Confidential Information or breach of any restrictions or obligations of any licenses granted by the other party, constitutes a material breach of this Agreement. In that event the aggrieved party may, at its option and in addition to any other remedies that it may have, terminate this Agreement, its obligations and any rights or licenses granted upon thirty (30) days written notice to the other


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party. In addition to any other remedies it may have, the aggrieved party has the right to demand the immediate return of all copies of Confidential Information provided to the other party under this Agreement. The parties recognize that disclosure of Confidential Information in violation of this Agreement will result in irreparable harm. Each party shall have the right to injunctive relief in the event of a disclosure in violation of this Agreement.

4. ALLOCATION OF INTELLECTUAL PROPERTY AND GRANT OF LICENSES

4.1 LICENSE TO USE THE DELIVERABLES. Subject to the restrictions set forth below, Telcordia grants to NAPA a personal, nontransferable, nonexclusive license to use and copy the Deliverable for NAPA internal business purposes. This license shall include a license to use any Telcordia newly-created Invention, Work of Authorship or other intellectual property to the extent necessary for NAPA to meet the purposes set forth in this Agreement or in an applicable Work Statement. This license shall further include the right to provide copies of the Deliverable to consultants, contractors or suppliers who are hired to carry out recommendations within the Deliverable as long as such consultant, contractor or supplier is subject to an agreement requiring confidentiality of the Deliverable, and which limits the use of the Deliverable by the consultant, contractor or supplier to providing services to NAPA. NAPA shall include a Telcordia copyright notice on all copies of Deliverables. The services and any Deliverables are not "work for hire."

4.2 OWNERSHIP OF NEWLY-CREATED INTELLECTUAL PROPERTY. Any patentable or unpatentable discoveries, ideas, including methods, techniques, know-how, concepts, or products ("Invention"); or any works fixed in any medium of expression, including copyright and mask work rights ("Works of Authorship"); or any other intellectual property created by Telcordia during the course of the Services shall be the sole and exclusive property of Telcordia. Any Inventions, Works of Authorship or other intellectual property created jointly by Telcordia and NAPA during the course of the Services shall be the joint property of Telcordia and NAPA, each party having full licensing rights with no obligation of accounting to the other party.

4.3 NO RIGHTS BY IMPLICATION. Except as set forth above, no direct or indirect ownership interest or license rights in Inventions, Works of Authorship or other intellectual property including software or patents are granted or created by implication in this Agreement. Any grant of an ownership interest or license rights in an Invention, Work of Authorship or other intellectual property including software or patents must be negotiated in a separate agreement. Telcordia will use reasonable efforts to inform NAPA of any Telcordia owned Inventions, Works of Authorship or other intellectual property that Telcordia believes may be necessary for NAPA to use the Deliverable or to meet the purposes set forth in this Agreement or in an applicable Work Statement.

4.4 SIMILAR WORK FOR OTHER CUSTOMERS. Telcordia may perform the same or similar services for others, including providing the same or similar conclusions and recommendations provided that NAPA Confidential Information is not disclosed.

5. NAPA'S RESPONSIBILITIES

5.1 ACCESS. NAPA is responsible for providing Telcordia with access to NAPA's premises, employees, documentation or other information needed to perform the Services.

5.2 CUSTOMER REQUIREMENTS. NAPA acknowledges it has independently determined that the Services and Deliverables requested in any Work Statement to this Agreement meet its requirements.

5.3 OBJECTIVES AND RESULTS. Services and Deliverables provided by Telcordia under any Work Statement to this Agreement are provided to assist NAPA; however, NAPA, not Telcordia, will be responsible for determining objectives and obtaining desired results.

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5.4 YEAR 2000 SERVICES OR RESULTS. UNLESS SPECIFICALLY DESCRIBED IN A WORK
STATEMENT UNDER THIS AGREEMENT (AND SEPARATELY IDENTIFIED AS "YEAR 2000 SERVICES OR RESULTS"), TELCORDIA'S SERVICES (AND THE DELIVERABLES, IF ANY, PROVIDED BY TELCORDIA HEREUNDER) WILL NOT INCLUDE ANY YEAR 2000 ANALYSES, ASSESSMENT, REMEDIATION, TESTING OR OTHER SERVICES OR DELIVERABLES RELATED TO THE YEAR 2000 COMPUTER PROBLEM (AS DEFINED IN SECTION 1.4) NOR DOES TELCORDIA MAKE ANY REPRESENTATION OR WARRANTY THAT THE SERVICES OR DELIVERABLES, IF ANY, PROVIDED HEREUNDER WILL NECESSARILY RESULT IN YEAR 2000 COMPLIANCE, READINESS OR FUNCTIONALITY OF ANY OF THE CUSTOMER'S NETWORK, SYSTEMS, HARDWARE, SOFTWARE, MIDDLEWARE OR EMBEDDED SYSTEMS, THE ISSUE OF SUCH COMPLIANCE, READINESS OR FUNCTIONALITY BEING OUTSIDE THE SCOPE OF THIS AGREEMENT UNLESS SPECIFICALLY PROVIDED, AS NOTED ABOVE, IN A WORK STATEMENT.

5.5 ADDITIONAL RESPONSIBILITIES. Any additional NAPA responsibilities will be described in the applicable Work Statement.

6. REPRESENTATIONS AND WARRANTIES

6.1 RIGHT TO PROVIDE INFORMATION. NAPA represents and warrants to Telcordia that it has the right to provide the information, specifications and data that it has or will provide to Telcordia in order for Telcordia to complete the Services and to create the Deliverables identified hereunder. NAPA further represents and warrants that possession and use of that information, specifications and data by Telcordia under the terms and conditions of this Agreement will not constitute an infringement upon any patent, copyright, trade secret, or other intellectual property right of any third party.

6.2 EMPLOYEE AND CONSULTANT AGREEMENTS. Each party represents and warrants to the other that it shall have obtained, prior to the commencement of the Professional Services, appropriate agreements with its employees and consultants who may participate in the Services sufficient to enable it to comply with the terms of this Agreement.

7. WARRANTY AND DISCLAIMER OF WARRANTIES

7.1 LIMITED WARRANTY. Notwithstanding Section 8.1, Telcordia warrants that the Services provided under this Agreement shall be performed with that degree of skill and judgment normally exercised by recognized professional firms performing services of the same or substantially similar nature. In the event of any breach of the foregoing warranty, provided NAPA has delivered to Telcordia timely notice of such breach as hereinafter required, Telcordia shall, at its own expense, in its discretion either: (1) reperform the non-conforming Services and correct the non-conforming Deliverables to conform to this standard; or (2) refund to NAPA that portion of the amounts received by Telcordia attributable to the nonconforming Services and/or Deliverables. No warranty claim shall be effective unless NAPA has delivered to Telcordia written notice specifying in detail the non-conformities within thirty (30) days after performance of the non-conforming Services or tender of the non-conforming Deliverables. The remedy set forth in this Section 7.1 is the sole and exclusive remedy for breach of the foregoing warranty.

8. LIMITATION OF LIABILITY

8.1 LIMITED LIABILITY. Telcordia has no liability to NAPA, exceeding that specified in the following paragraph, in contract (including warranty and indemnity), or in tort, strict liability or otherwise with respect to any written or oral statement, information, comment or conclusion made by or on behalf of Telcordia or otherwise in connection with the Services provided under this Agreement including, but not limited to, any materials or any other


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information or Deliverable prepared and/or made available to NAPA under the terms of this Agreement. Further, neither party shall be liable to the other party for any indirect, special or consequential damages suffered as a result of any statement, comment, conclusion, or performance or nonperformance under each Work Statement, even if advised of the possibility of damage or loss.

8.2 LIABILITY NOT TO EXCEED AMOUNTS PAID. Telcordia's liability, if any, to NAPA or to any third party for claimed loss or damage under each Work Statement shall not exceed the amount actually paid by NAPA to Telcordia under the applicable Work Statement.

9. GENERAL

9.1 PUBLICITY. Notwithstanding anything herein to the contrary, each party is prohibited from using in advertising, publicity, promotion, marketing, or other similar activity, any name, trade name, trademark, or other designation including any abbreviation, contraction or simulation of the other without the prior, express, written permission of the other.

9.2 HIRING OF EMPLOYEES. During the term of this Agreement and for a period of two (2) years after any expiration or termination of this Agreement, neither party shall employ or solicit for employment, directly or indirectly, any employee of the other party directly involved in the Services described in the Work Statement, unless the other party has either terminated the employment of the employee, granted written permission for the employment, or it has been more than one year since the employee was last employed by the other party. Advertisements in newspapers and trade publications by either party do not constitute solicitation.

9.3 ASSIGNMENT. Neither party shall assign, in whole or in part, this Agreement, any Work Statement or any license, rights or obligations granted, to any other person or entity, without the prior written consent of the other party, which consent may not be unreasonably withheld.

9.4 WAIVER. The failure of either party at any time to enforce any of the provisions of this Agreement or any right under this Agreement, or to exercise any option provided, will in no way be construed to be a waiver of the provisions, rights, or options, or in any way to affect the validity of this Agreement. The failure of either party to exercise any rights or options under the terms or conditions of this Agreement shall not preclude or prejudice the exercising of the same or any other right under this Agreement.

9.5 NON-COMPLIANCE FOR CAUSE BEYOND CONTROL. Neither party shall be liable to the other for non-compliance with any provision of this Agreement if the non-compliance resulted directly from any cause beyond the reasonable control of the party. However, this provision shall not apply to any payments due to Telcordia under this Agreement.

9.6 CHOICE OF LAW. This Agreement must be construed and enforced according to the laws of the State of New Jersey without regard to those laws relating to conflict of laws and NAPA agrees to be subject to the jurisdiction of the courts in the State of New Jersey if a suit is commenced in connection with this Agreement.

9.7 SEVERABILITY. If any provision or portion of a provision of this Agreement is held invalid or unenforceable, the remainder of the Agreement shall not be affected, and the remaining terms will continue in effect and be binding on the parties, provided that such holding of invalidity or unenforceability does not materially affect the essence of the Agreement.

9.8 NOTICE. Any notice or other written communication required or permitted to be given by a party under this Agreement must be addressed to the attention of the other party's Administrative Contact as identified in this Agreement or in any Work Statement and will be deemed delivered: (1) five business days after the notice has been mailed by certified mail, if applicable, or (2) the next business day after receipted delivery to a recognized overnight courier.


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9.9 COMPLIANCE WITH LAWS. The parties agree to comply with all applicable laws.
If Telcordia requires any government licenses or approvals to proceed with the Services, Telcordia will provide NAPA with prior notice of the requirement and an estimate of any resulting increase in the price of the Services.

9.10 SURVIVAL. The Terms and Conditions of this Agreement regarding confidentiality, payment, warranties, liability and all others that by their sense and context are intended to survive the execution, delivery, performance, termination or expiration of this Agreement survive and continue in effect.

9.11 SCOPE CHANGE. The parties may mutually agree to modify or make changes to any Work Statement as necessary. Scope changes will be detailed in individual Scope Change Control Forms under this Agreement in the form of Exhibit B. Scope Change Control Forms must be signed by authorized representatives of each party.

10. INTERNATIONAL TERMS AND CONDITIONS

The following terms and conditions shall apply to Services performed outside of the United States in addition to the terms and conditions contained herein.

10.1 NAPA'S REEXPORT OBLIGATIONS

       10.1.1 Reexport of Technical Data. NAPA acknowledges that any commodities and/or technical data provided under this Agreement shall be subject to the Export Administration Regulations ("the EAR") administered by the U.S. Commerce Department http://www.bxa.doc.gov (The Bureau of Export Administration home page) and that any export or reexport thereof must be in compliance with the EAR. NAPA agrees that it shall not export or reexport, directly or indirectly, either during the term of this Agreement or after its expiration, any commodities and/or technical data (or direct products thereof) provided under this Agreement in any form to destinations in Country Groups D:1 or E:2, as specified in Supplement No. 1 to Part 740 of the EAR, and as modified from time to time by the U.S. Department of Commerce, or to destinations that are otherwise controlled or embargoed under U.S. law.

       10.1.2 GOVERNMENTAL APPROVALS AND CONSENTS. This Agreement is subject to the receipt of any approvals and/or consents required by United States and foreign government agencies and authorities, including but not limited to the export control laws and regulations of the United States, as may be required for the consummation of the transactions contemplated by this Agreement. Telcordia shall have no liability to NAPA for failure to deliver any product or service under this Agreement as a result of the refusal of United States or foreign governmental agencies to issue any necessary approvals and consents for the export of any such product or service.

10.2 EXPORT CONTROL. Telcordia shall notify NAPA of any restricted technology that may be controlled for export purposes. Any technology provided by Telcordia that is controlled for export purposes, may require prior approval by the appropriate U.S. Government agency, either the U.S. Department of State (DOS) or the U.S. Department of Commerce (DOC). Should this technology provided by Telcordia be export controlled, NAPA will be bound by U.S. export statutes and regulations and shall comply with all export control requirements. NAPA and/or Telcordia shall have full responsibility for any required export licenses.

10.3 IMMIGRATION AND ENTRY REQUIREMENTS. NAPA shall obtain and supply Telcordia with all necessary licenses, permits, authorizations, and passes, including but not limited to professional visit passes and/or employment passes issued by the national immigration agency under the national immigration law of the local country and other clearances, in a timely manner to support performance under this Agreement. Telcordia performance is contingent upon the foregoing, and in the event that NAPA is unable to obtain and supply such to Telcordia in a timely


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manner, or that any of such are later withdrawn, the Telcordia performance schedule, and any other necessary terms of this Agreement shall be equitably adjusted.

10.4 ENGLISH LANGUAGE. Unless otherwise stated in a Work Statement to this Agreement, Telcordia shall provide all Reports and other Deliverables in the English language.

10.5 TAXES. Fees payable under this Agreement are exclusive of taxes. NAPA shall pay or reimburse Telcordia for all value added, income, withholding, sales or use taxes, customs or import duties, or levies imposed by any authority, government or government agency in connection with this Agreement, other than taxes imposed by the United States.

       10.5.1 If Telcordia, its subcontractors, and/or their respective employees are required to pay any non-United States taxes in connection with this Agreement, including those listed above, the fees under this Agreement shall be correspondingly increased.

       10.5.2 If, after the effective date of this Agreement or any applicable Work Statement hereto, there are changes or developments which may result in an increase in any non-United States taxes, and/or any new non-United States taxes or assessments are levied by a government other than the United States, or if the methods of administering or the rates of any such taxes or assessments are changed, and such new taxes, assessments or changes result in an increased potential non-United States tax liability for Telcordia, its subcontractors, and/or their respective employees under this Agreement, the fees under this Agreement shall be correspondingly increased.

       10.5.3 If either party fails to pay any fees under this Agreement, or any taxes, duties, levies or assessments, such party shall pay all reasonable expenses incurred by the other party, in collecting these sums, including reasonable attorney's fees, interest and penalties.

       10.5.4 NAPA shall provide to Telcordia a summary of all amounts withheld during the year no later than ten business days after December 31 of each year, addressed to Telcordia, International Collections, 3 Corporate Place, Room 2E-327, Piscataway, NJ 08854 USA.

       10.5.5 Telcordia shall provide NAPA with a statement regarding any income or withholding tax for which NAPA will be responsible for in any given country, as specified in each Work Statement, prior to rendering any Services in such country.

10.6 FOREIGN CORRUPT PRACTICES ACT. Both parties shall at all times comply with applicable laws to the business and operations of Telcordia and NAPA, its subsidiaries and affiliates, including, without limitation, the United States Foreign Corrupt Practices Act of 1977, as amended. Any notice received from any governmental or regulatory authority or other person alleging any violation of any such applicable law shall be promptly provided to the other party.

11. ENTIRE AGREEMENT

This is the entire Agreement between the parties about its subject. It incorporates and supersedes all written and oral communications about its subject. It may only be changed or supplemented by a written amendment signed by the authorized representatives of the parties. Each Work Statement executed shall be considered part of this Agreement and the terms of each control in the event of any inconsistency with the terms of this Agreement.

                           END OF TERMS AND CONDITIONS


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                                                                       EXHIBIT A


                        CONFIDENTIAL - RESTRICTED ACCESS



TELCORDIA
TECHNOLOGIES
|
 --------------------------
Performance from Experience



                                          PROFESSIONAL SERVICES MASTER AGREEMENT
                                                       CONTRACT NO. [##########]
-------------------------------------------------------------------------------

This Work Statement is under the Professional Services Master Agreement dated __________ and is between _________________ ("Customer") and Telcordia Technologies, Inc. ("Telcordia"). Telcordia shall provide the following Professional Services under the Terms and Conditions of the Agreement and any additional terms contained in this Work Statement.

1.       SCOPE OF SERVICES

2.       DESCRIPTION OF SERVICES

         Telcordia shall provide the following services:

3.       NO YEAR 2000 SERVICES

4.       CUSTOMER RESPONSIBILITIES

5.       FEES AND PAYMENTS

6.       DELIVERABLES

7.       SCHEDULE OF SERVICES

8.       LOCATION OF SERVICES

9.       TELCORDIA'S CONTACT(S)

10.      CUSTOMER'S CONTACT(S)

The parties to this Work Statement agree to the terms of the Professional Services Master Agreement and this Work Statement and further represent that this Work Statement is executed by duly authorized representatives as of the dates below.

AGREED BY:
NAP OF THE AMERICAS, INC.            TELCORDIA TECHNOLOGIES, INC.

By:                                  By:
           ---------------------               ---------------------------------
Name:                                Name:
           ---------------------               ---------------------------------
Title:                               Title:    CONTRACT MANAGER
           ---------------------               ---------------------------------
Date:                                Date:
           ---------------------               ---------------------------------


           TELCORDIA TECHNOLOGIES, INC. AND NAP OF THE AMERICAS, INC.
                        CONFIDENTIAL - RESTRICTED ACCESS
       This document and the confidential information it contains shall be distributed, routed or made available solely to authorized persons having a need to know within Telcordia and NAPA, except with
                        written permission of Telcordia.

                        CONFIDENTIAL - RESTRICTED ACCESS


                            SCOPE CHANGE CONTROL FORM


This Scope Change No. _______ ("Scope Change") amends the Work Statement, Contract No. ______________, ("Work Statement") between NAP of the Americas, Inc. ("NAPA"), a wholly owned subsidiary of Terremark Worldwide, Inc. ("Terremark"), and Telcordia Technologies, Inc. ("Telcordia"), and is effective as of this _____________ day of ________, 20__ ("Scope Change"). This Scope Change incorporates all the terms and conditions of the Work Statement and Agreement except as may be otherwise modified herein for the limited purpose set forth herein.

1.       Title of Scope Change:

2.       Date of Scope Change:

3.       Originator of Scope Change:

4.       Reason for the Scope Change:

5.       Details of the Scope Change (including any specifications):

6.       Implementation timetable of the Scope Change:

7.       Additional fees or refund, if any, of the Scope Change:

8. Impact of the Scope Change on other aspects of the Schedule, including but not limited to, the overall payment schedule, contractual provisions, and Deliverable schedules.

9.       Other Comments:

The parties to this Scope Change agree to the terms of the Agreement and the Work Statement, and further represent that this Scope Change is executed by their respective Program Managers as of the dates below, subject to final approval by the parties respective authorized representatives in accordance with each parties' established corporate policy. The parties to this Scope Change further agree that any terms of the Agreement or Work Statement modified or amended by this Scope Change shall be applicable only for the limited purposes of this Scope Change, and any terms and conditions of the Agreement or Work Statement not modified hereby shall remain unchanged and in full force and effect.

AGREED BY:
NAP OF THE AMERICAS, INC.                TELCORDIA TECHNOLOGIES, INC.

By:                                      By:
           ---------------------------             ----------------------------
Name:                                    Name:
           ---------------------------             ----------------------------
Title:                                   Title:
           ---------------------------             ----------------------------
Date:                                    Date:
           ---------------------------             ----------------------------



               TELCORDIA AND NAPA CONFIDENTIAL - RESTRICTED ACCESS
                 See confidentiality restrictions on title page.

             AMENDMENT TO THE PROFESSIONAL SERVICES MASTER AGREEMENT
                      BETWEEN NAP OF THE AMERICAS, INC. AND
                          TELCORDIA TECHNOLOGIES, INC.


This amendment to the Professional Services Master Agreement, executed on September 1, 2000, between NAP of the Americas, Inc. ("NAPA"), a wholly owned subsidiary of Terremark Worldwide, Inc. and Telcordia Technologies, Inc. ("Telcordia") ("Agreement") (Contract No. 20000822JS113827) shall amend the Agreement as follows:

1. THE PREAMBLE OF THE AGREEMENT ON PAGE 1 SHALL BE MODIFIED TO DELETE THE LAST TWO SENTENCES WHICH READ AS FOLLOWS:

"Notwithstanding the foregoing, the Parties agree that the terms and conditions of the financing structure ("Financing Agreement"), currently under negotiation between the Parties, shall replace and supercede the Billing Terms and conditions under Section 2.2 of this Master Agreement as governing and controlling each Work Statement retroactively from the effective date of the Master Agreement. The Parties further acknowledge and agree that the Financing Agreement will address any necessary adjustment in terms, including price, required for such application, and shall be mutually agreed to by the Parties."

2. UNDER SECTION 2.1 FEES AND EXPENSES, THE LAST SENTENCE SHALL BE DELETED AND REPLACED WITH THE FOLLOWING:

"From the date of execution of this Agreement, all labor provided by Telcordia on a time and materials basis, shall be reimbursed on an hourly basis, based on the actual hours incurred multiplied by the hourly rates for engineering and consulting services as set forth on page 4 of WS 001 executed on September 1, 2000 (the "Rates"), which Rates are represented by Telcordia to be the lowest or equal to the lowest rates charged to any Telcordia non-governmental customer for consulting and engineering services ("Preferred Pricing"). The Rates will not be increased before January 1, 2002, even if Telcordia increases its Preferred Pricing rates to other customers. On or after January 1, 2002. NAPA shall be charged the then prevailing Preferred Pricing (i.e., Preferred Pricing which takes into account rate increases to other non-governmental customers between the time of the execution of this Amendment and January 1, 2002). Notwithstanding the Preferred Pricing guaranty set for herein, NAPA acknowledges that the Preferred Pricing model does not take into account services for which Telcordia does not charge or for which it charges rates substantially and significantly lower than the Rates because the services are being rendered for certain customers in connection with and related to purchases of Telcordia provided and/or third party software and/or hardware bundled with ancillary services.

For any value added services related to the operation of the NAP provided by Telcordia beyond basic NAP services, Telcordia shall provide pricing as good as or better than other non-governmental customers which are (1) similarly situated to NAP of the Americas. Inc. (2) for similar types of services, solutions and products, and (3) for similar volume or usages.

3. UNDER SECTION 2.2 BILLING, THE LAST SENTENCE SHALL BE MODIFIED TO REPLACE THIRTY (30) DAYS WITH FORTY FIVE (45) DAYS.

4.       SECTION 9 GENERAL, SHALL BE AMENDED TO ADD THE FOLLOWING AFTER SECTION
         9.11:

"9.12 TERMINATION FOR CAUSE.

Either party shall have the right, without prejudice to its other rights or remedies, to terminate the Agreement or any Work Statement under this Agreement upon written notice to the other party as provided below, if the other party:

         (a) is in material breach of any of its material obligations under this Agreement or the affected Work Statement and either the breach is incapable of remedy or the breaching party has failed to remedy such breach or failed to commence steps to remedy such breach within the thirty (30) calendar day period after receiving written notice, which describes the breach in reasonable detail, requiring it to remedy such breach; or

         (b) assigns its assets, or a substantial part of its assets for the benefit of its creditors, or admits in writing its inability to pay debts as they mature, or a trustee or receiver is appointed for a substantial part of its assets, or a bankruptcy proceeding is instituted against the other party which is acquiesced in and is not dismissed within sixty (60) calendar days, or results in an adjudication of bankruptcy."

"9.13 TERMINATION FOR CONVENIENCE.

NAPA shall have the right to terminate any Work Statement for convenience on not less than thirty (30) calendar days prior written notice to Telcordia. Upon Telcordia's receipt of notice of termination for convenience from NAPA, Telcordia and NAPA shall meet to determine the extent of the Services and Deliverables to be provided prior to the effective date of termination. In the event the parties fail to agree to the extent of the Services and Deliverables to be provided prior to the effective date of termination, Telcordia shall take all commercially reasonable steps to wind-down the work in progress by the effective date of such termination based on Telcordia's reasonable and good faith understanding of the work NAPA would like to continue during such wind-down period. Upon such termination, NAPA shall pay to Telcordia the following: (i) fees for Services rendered and Deliverables provided by Telcordia as of the effective date of termination; (ii) long-term operating and/or capital fees incurred by Telcordia, prior to the effective date of termination, provided that such fees were authorized by NAPA in the affected Work Statement(s) or otherwise approved in writing and to the extent such fees have not been previously recovered from NAPA by Telcordia; (iii) packaging, shipping and similar costs of any equipment or materials required to be returned by Telcordia to NAPA or Third Party vendors; (iv) vendor and subcontractor termination fees that have been incurred in accordance with vendor contracts and other reasonable and customary vendor and subcontractor termination fees provided that such fees were authorized by NAPA in the affected Work Statement(s) or otherwise approved in writing; and (v) such other reasonable expenses as may be agreed to by the parties in writing. Effective upon such termination for convenience, Telcordia shall have no further obligations or liability of any kind with respect to any Deliverables or Services provided prior to termination under the terminated Work Statement all of which shall be deemed provided on an "as is basis, except that those Deliverables which have been accepted and paid for prior to termination or upon termination under this Section shall be entitled to the applicable warranties provided for such Deliverables set forth in this Agreement.

Telcordia may not terminate this Agreement or any Work Statement under this Agreement, except as provided in this Section 9, or as otherwise agreed upon in a specific Work Statement."

This amendment shall be effective when signed by the last party and shall continue until the termination of the Agreement. All of the terms and conditions of the Agreement, shall remain in full force and effect. This amendment is incorporated by reference into the Agreement. Each party represents that this amendment has been signed by their duly authorized representatives.


AGREED BY:


NAP OF THE AMERICAS, INC.                    TELCORDIA TECHNOLOGIES, INC.
TERREMARK WORLDWIDE INC.


By:      /s/ Brian K. Goodkind               By:     /s/ Thelina E. Andersen
   -------------------------------------        --------------------------------
Name:    Brian K. Goodkind                      Name:    Thelina E. Andersen
Title:   Executive Vice President               Title:   Senior Contract Manager
         & Chief Operating Officer
Date:  9-25-00                                  Date:   9-25-00
       ---------------------------------                ------------------

                            SCOPE CHANGE CONTROL FORM


This Scope Change No. 2 ("Scope Change') amends the Master Agreement, as previously amended, Contract No. 20000822JS113827, ("Agreement") between NAP of the Americas, Inc. ("NAPA"), a wholly owned subsidiary of Terremark Worldwide, Inc. ("Terremark"), and Telcordia Technologies, Inc. ("Telcordia"), and is effective as of this 30th day of June, 2000 ("Scope Change"). This Scope Change incorporates all the terms and conditions of the Agreement except as may be otherwise modified herein for the limited purpose set forth herein.

         1.       Title of Scope Change: NAPA Payments

         2.       Date of Scope Change: June 30 , 2001

         3.       Originator of Scope Change:             Max Figueroa

         4. Reason for the Scope Change: The parties have agreed to modify billing and payment terms to accommodate new Work Statements.

         5.       Details of the Scope Change (including any specifications): NA

         6.       Implementation timetable of the Scope Change:

The Telcordia Program Office shall provide NAPA with an updated report for actual outstanding unpaid calculated amounts ("Outstanding Amounts Report") on a bi-monthly basis (twice per month) which will include the actual fees and expenses incurred by NAPA for Work Statements executed before May 31, 2001, and after May 31, 2001. The Telcordia Program Office has also generated a projected NAPA expense obligation report ("Projected Expense Report") which includes the estimated fees and expenses for Work Statements executed through May 31, 2001, including Work Statements 1 through 10 (Attachment A). The parties agree that the amounts detailed in the Outstanding Amounts Report, Attachment B, shall not exceed the dollar amounts listed for the corresponding period in the Projected Expense Report, Attachment A, and that NAPA shall provide payments to Telcordia to reduce the amounts in the Outstanding Amounts Report to be less than or equal to the corresponding amounts in Attachment A as described in this amendment. Based on the Outstanding Amounts Report, Telcordia shall indicate to NAPA when an additional payment is due, if any, and provide NAPA with written notice regarding the amount of any necessary payments. NAPA shall pay any amounts exceeding those listed in the Projected Expense Report (Attachment A) down to a value equal to or less than the value for the corresponding period. Such payment will be applied to the oldest outstanding invoice due by NAPA to Telcordia. If there is a discrepancy between the actual invoice amount and calculated amount provided to NAPA by the Program Office, the discrepancy will be reconciled in the next Outstanding Amounts Report.

It is expected that any Telcordia request for an additional payment will be a payment for a portion of the total outstanding calculated amount due to Telcordia. NAPA shall pay the amount detailed in the notice via wire transfer within three (3) business days of receipt of such notice. If NAPA fails to pay the amount stated in the notice in full within three (3) business days after receipt or otherwise is in arrears on other payments due to Telcordia, Telcordia reserves the right to immediately stop work on any Work Statements executed after May 31, 2001 with no further obligation to NAPA to continue or complete such Work Statements. Notwithstanding anything stated above, NAPA is required to continue to make regular payments on all invoices in accordance with the terms of the Master Agreement, as amended. In addition, all future Work Statements executed between the parties will be paid in accordance with the terms of the Master Agreement, as amended,(as were WS 1 through WS 10), except that all WS will be subject to the terms of this agreement.

         7.       Additional fees or refund, if any, of the Scope Change: NA

         8. Impact of the Scope Change on other aspects of the Schedule, including but not limited to, the overall payment schedule, contractual provisions, and Deliverable schedules: NA

         9.       Other Comments:               NA

The parties to this Scope Change agree to the terms of the Agreement, as amended and further represent that this Scope Change is executed by their respective authorized representatives in accordance with each parties' established corporate policy. The parties to this Scope Change further agree that any terms and conditions of the Agreement, as amended and not modified hereby shall remain unchanged and in full force and effect.

AGREED BY:
NAP OF THE AMERICAS, INC.                    TELCORDIA TECHNOLOGIES, INC.


By:      /s/ Brian K. Goodkind               By:    /s/ Thelina E. Andersen
   ---------------------------------------         -----------------------------
Name:       Brian K. Goodkind                    Name:  Thelina E. Andersen
Title:      Executive Vice President & COO       Title:  Senior Contract Manager
Date:                                            Date:      7-16-01
      ------------------------------------             -------------------------

                                  ATTACHMENT A


                            PROJECTED EXPENSE REPORT
                       FOR SIGNED WORK STATEMENTS #1 - #10


                        (Information as of May 31, 2001)


------------------------- ------------------------ ------------------------ ---------------------- ------------------------------
                                                                                                        OUTSTANDING BALANCE
                                                                                                        (Estimates based on
                                                     INVOICE AND INTEREST                             payment terms of net 45
     INVOICE DATE              PAYMENT DATE                AMOUNT              PAYMENT AMOUNT             plus 30 day cure)
------------------------- ------------------------ ------------------------ ---------------------- ------------------------------
      Invoiced on
        10/4/00                                           $294,495                                        $294,495 Actual
------------------------- ------------------------ ------------------------ ---------------------- ------------------------------
      Invoiced on
        11/3/00                                           $889,070                                       $1,183,565 Actual
------------------------- ------------------------ ------------------------ ---------------------- ------------------------------
      Invoiced on
        12/14/00                                          $603,118                                       $1,786,683 Actual
------------------------- ------------------------ ------------------------ ---------------------- ------------------------------
                              Payment made on
                                 12/20/00                                         $294,495               $1,492,188 Actual
------------------------- ------------------------ ------------------------ ---------------------- ------------------------------
      Invoiced on
         1/4/01                                          $1,005,698                                      $2,497,886 Actual
------------------------- ------------------------ ------------------------ ---------------------- ------------------------------
                              Payment made on
                                  1/17/01                                         $889,070               $1,608,816 Actual
------------------------- ------------------------ ------------------------ ---------------------- ------------------------------
      Invoiced on
         2/8/01                                          $1,079,394                                      $2,688,210 Actual
------------------------- ------------------------ ------------------------ ---------------------- ------------------------------
                              Payment made on
                                  2/27/01                                         $603,118               $2,085,092 Actual
------------------------- ------------------------ ------------------------ ---------------------- ------------------------------
      Invoiced on
         3/5/01                                            $47,126                                       $2,037,966 Actual
------------------------- ------------------------ ------------------------ ---------------------- ------------------------------
      Invoiced on
        3/15/01                                            $36,691                                       $2,074,658 Actual
------------------------- ------------------------ ------------------------ ---------------------- ------------------------------
      Invoiced on
        3/20/01                                           $723,336                                       $2,797,993 Actual
------------------------- ------------------------ ------------------------ ---------------------- ------------------------------
                              Payment made on
                                  3/20/01                                        $1,005,698              $1,886,548 Actual
------------------------- ------------------------ ------------------------ ---------------------- ------------------------------
      Invoiced on
         4/4/01                                          $1,357,666                                      $3,244,214 Actual
------------------------- ------------------------ ------------------------ ---------------------- ------------------------------
                              Payment made on
                                  5/1/01                                         $1,079,394              $2,164,819 Actual
------------------------- ------------------------ ------------------------ ---------------------- ------------------------------
      Invoiced on
         5/5/01                                          $1,232,186                                      $3,397,006 Actual
------------------------- ------------------------ ------------------------ ---------------------- ------------------------------
                             Payment Expected
                                on 5/29/01                                        $807,153            $2,589,853 (Projected)
------------------------- ------------------------ ------------------------ ---------------------- ------------------------------
    Invoice Expected
       on 6/4/01                                         $1,442,083                                   $4,031,936 (Projected)
------------------------- ------------------------ ------------------------ ---------------------- ------------------------------

------------------------- ------------------------ ------------------------ ---------------------- ------------------------------
                                                                                                        OUTSTANDING BALANCE
                                                                                                        (Estimates based on
                                                     INVOICE AND INTEREST                             payment terms of net 45
     INVOICE DATE              PAYMENT DATE                AMOUNT              PAYMENT AMOUNT             plus 30 day cure)
------------------------- ------------------------ ------------------------ ---------------------- ------------------------------
                             Payment Expected
                                on 6/18/01                                       $1,357,666           $2,674,270 (Projected)
------------------------- ------------------------ ------------------------ ---------------------- ------------------------------
    Invoice Expected
       on 7/5/01                                         $1,856,127                                   $4,530,397 (Projected)
------------------------- ------------------------ ------------------------ ---------------------- ------------------------------
                             Payment Expected
                                on 7/18/01                                       $1,232,186           $3,298,211 (Projected)
------------------------- ------------------------ ------------------------ ---------------------- ------------------------------
    Invoice Expected
       on 8/3/01                                         $1,334,365                                   $4,632,576 (Projected)
------------------------- ------------------------ ------------------------ ---------------------- ------------------------------
                             Payment Expected
                                on 8/20/01                                       $1,442,083           $3,190,493 (Projected)
------------------------- ------------------------ ------------------------ ---------------------- ------------------------------
    Invoice Expected
       on 9/4/01                                          $786,881                                    $3,977,374 (Projected)
------------------------- ------------------------ ------------------------ ---------------------- ------------------------------
                             Payment Expected
                                on 9/18/01                                       $1,856,127           $2,121,247 (Projected)
------------------------- ------------------------ ------------------------ ---------------------- ------------------------------
    Invoice Expected
       on 10/4/01                                         $566,869                                    $2,688,116 (Projected)
------------------------- ------------------------ ------------------------ ---------------------- ------------------------------
                             Payment Expected
                                on 10/17/01                                      $1,334,365           $1,353,751 (Projected)
------------------------- ------------------------ ------------------------ ---------------------- ------------------------------
    Invoice Expected
       on 11/5/01                                         $566,869                                    $1,920,620 (Projected)
------------------------- ------------------------ ------------------------ ---------------------- ------------------------------
                             Payment Expected
                                on 11/19/01                                       $786,881            $1,133,739 (Projected)
------------------------- ------------------------ ------------------------ ---------------------- ------------------------------
    Invoice Expected
       on 12/4/01                                         $227,219                                    $1,360,958 (Projected)
------------------------- ------------------------ ------------------------ ---------------------- ------------------------------
                             Payment Expected
                                on 12/18/01                                       $566,869             $794,089 (Projected)
------------------------- ------------------------ ------------------------ ---------------------- ------------------------------
    Invoice Expected
       on 1/4/02                                          $227,219                                    $1,021,308 (Projected)
------------------------- ------------------------ ------------------------ ---------------------- ------------------------------
                             Payment Expected
                                on 1/21/02                                        $566,869             $454,439 (Projected)
------------------------- ------------------------ ------------------------ ---------------------- ------------------------------
                             Payment Expected
                                on 2/18/02                                        $227,219              $227,219 Projected
------------------------- ------------------------ ------------------------ ---------------------- ------------------------------
                             Payment Expected
                                on 3/20/02                                        $227,219                $0 (Projected)
------------------------- ------------------------ ------------------------ ---------------------- ------------------------------

              INTEGRATED SOLUTION MANAGEMENT FOR THE NAP OF THE AMERICAS - MIAMI
                                                         WORK STATEMENT NO. 0001

--------------------------------------------------------------------------------

This Work Statement ("WS") is issued under the Master Agreement dated as of August 9, 2000 ("Master Agreement") between NAP of the Americas, Inc. ("NAPA"), a wholly owned subsidiary of Terremark Worldwide, Inc. ("Terremark") and Telcordia Technologies, Inc. ("Telcordia"). Telcordia shall provide the following Services under the terms and conditions of the Master Agreement and any additional terms contained in this WS.

1.       SCOPE OF SERVICES


Telcordia shall provide the necessary integrated solution management services ("Services") to support NAPA's NAP of the Americas Miami project from inception through full operations. These integrated solution management services include planning, scheduling, resourcing and controlling all aspects of the project during the interim and permanent build-out, deployment and ongoing operations of the NAP of the Americas - Miami infrastructure. Telcordia shall be using the services of its parent company, Science Applications International Corporation, Inc. ("SAIC"). In the balance of this document, Telcordia shall be understood to mean activities performed by either SAIC, Telcordia, or both.


Telcordia shall provide Services to implement an Integrated Solution Management Office consisting of the following:

o Integrated Solution Management Services (project planning, scheduling and resourcing)
o        Risk Management
o        Change Management
o        Quality Assurance
o        Project Organization and Staffing
o        Project Control
o        Project Communications
o        Business Process (end-to-end) Validation and Testing

Each of these activities will be a unique task with pre-defined Deliverables. Deliverables for each task will be reviewed and accepted by NAPA prior to the completion of subsequent tasks. A project kickoff meeting with NAPA management will initiate the project, and a project completion meeting will terminate the project.

2.       DESCRIPTION OF SERVICES


Telcordia shall establish an Integrated Solution Management Office for NAPA's NAP of the Americas -Miami. The tasks associated with this WS are described as follows.


1: INTEGRATED SOLUTION MANAGEMENT SERVICES (PROJECT PLANNING AND SCHEDULING)

A baseline project plan (scheduled tasks with required resources) will be developed to manage the integrated project based on the business and system requirements of the NAP of the Americas operations description. All affected functional work groups will participate in defining the work breakdown structure, negotiating schedule and resource commitments and agreeing to the plan.

2: RISK MANAGEMENT

Telcordia shall provide a risk management methodology, which will include a plan for identification and analysis of risk items, mitigation strategies for those risks (including insurance options), and contingency plans for any unmitigated risks.


3: CHANGE MANAGEMENT

Telcordia shall provide a change management methodology which will include a plan for managing, controlling and reporting (a) changes to the project plan which do not require changes to any WS and (1,) changes to the project plan which represent a change in scope. These changes to WS scope will be managed under the change control process, in accordance with Section 9.11 of the Master Agreement.

Telcordia shall also provide configuration management control of all project documentation, including baseline and version control.


4: QUALITY ASSURANCE

Telcordia shall provide independent design reviews of key technical Deliverables to manage technical requirements. Telcordia shall also provide a design review of the NAP of the Americas business model to confirm that it meets the business requirements of the NAP of the Americas. If business requirements are not met, Telcordia shall work with the respective principals toward the corrective action of such requirements. These design reviews will cover technical quality, responsiveness to NAP of the Americas requirements and consistency across the program. In addition, all project documentation and Deliverables will be reviewed for quality and inform respective principles of any changes required.


5: PROJECT ORGANIZATION AND STAFFING

Telcordia shall provide coordination of staffing plans for all WSs. This includes the required staff qualifications, timing and recommendations to NAPA regarding use of its staffing resources where advisable and economical.


6: PROJECT CONTROL

Telcordia shall track the project's progress against approved project plans. Team will work with principals to take corrective action as necessary to maintain conformance to the plan. Any changes to the plan will be implemented via the change control process.


7: PROJECT COMMUNICATIONS PLAN

Telcordia shall develop a project communication plan to establish a full set of communications processes (meetings and written) to enable adequate interaction with NAPA personnel, vendors and the full project team, consisting of Telcordia and NAPA team members. This communications plan will include escalation procedures for Telcordia and NAPA to resolve issues as required.

As part of the communications plan, Telcordia shall conduct weekly status meetings with NAPA, addressing progress, corrective actions required and action item tracking. Monthly status reports will be developed and delivered to NAPA (electronic and hard copy) for the duration of this WS in support of this status reporting.

8: BUSINESS PROCESS (END-TO-END) VALIDATION AND TESTING

Telcordia shall design, develop and run an end-to-end validation and test of the overall NAP of the Americas solution, to include the full business process flow, from order receipt and entry through service provision and billing. This will cover the major business functions and flows developed for the project. If the end-to-end validation and testing requirements are not met, Telcordia shall work with the respective principals toward the corrective action of such validation and testing.


3.       NO YEAR 2000 SERVICES

By mutual agreement of the parties, other than as provided for in Section 5.4, Third Party Year 2000 Compliance, of the Master Agreement, the scope of the Services and Deliverables, if any, to be provided by Telcordia hereunder does not include any work relating to the Year 2000 Computer Problem, as defined in
Section 1.4 of the Master Agreement, including, but not limited to, any Year 2000 analyses, assessment, remediation, testing or any other Services or Deliverables related to the Year 2000 Computer Problem.


4.       NAPA RESPONSIBILITIES

a) NAPA shall provide Telcordia with a single point of contact empowered to make decisions related to the Services within one (1) week of contract execution.

b) NAPA shall review Deliverable documents submitted by Telcordia in draft form and notify Telcordia in writing within ten (10) business days of any deficiencies in the draft Deliverable document in sufficient detail to enable Telcordia to make any necessary changes and submit to NAPA in final form. If NAPA does not respond within ten (10) business days the Deliverable will be deemed accepted.

c) NAPA shall provide appropriate facilities at NAPA's sole expense for Telcordia's use at the NAPA site, for the sole purpose of providing NAPA the Services identified in this WS, for the duration of the Services to be provided under this WS, including but not limited to, work space, desk, telephones with outside long distance line, workstation/PC with logins and communications links to NAPA's network, and access to all necessary systems, buildings and NAPA personnel. Where practical and at no additional direct cost to Telcordia, Telcordia facilities will be used from time to time.

d) NAPA shall schedule, arrange, and organize any necessary meetings with NAPA personnel, as required within a reasonable timeframe.

e) NAPA shall make timely decisions regarding project issues and changes.


Failure to perform any of the above NAPA responsibilities may cause schedule delays or may result in additional costs to NAPA.

5.       FEES AND PAYMENTS


NAPA shall pay Telcordia for the Services provided in this WS on a time and materials basis.

(a) ESTIMATED AMOUNTS: Telcordia estimates that the Time and Material fee for the Services will be approximately US$4,600,000.00 ("Estimated Fee"), excluding out of pocket expenses and materials. The Estimated Fee is non-binding on Telcordia, Telcordia shall notify NAPA when it reaches eighty-five percent (85%) of the Estimated Fee. Telcordia shall obtain prior written approval to exceed the Estimated Fee in the aggregate (fees plus reimbursable expenses). Telcordia reserves the right to suspend the performance of Services hereunder and toll the term of this WS until NAPA approves in writing a revised Estimated Fee, if any.

(b) BILLING: NAPA shall pay Telcordia for the Services on the following basis:


         1) LABOR: All labor shall be reimbursed on an hourly basis, based on the actual hours incurred multiplied by the hourly rates as set forth below, which rates are represented by Telcordia to be the lowest or equal to the lowest rates charged to any Telcordia customer for consulting and engineering services ("Preferred Pricing"). The rates set forth below will not be increased before January 1, 2002, even if Telcordia increases its Preferred Pricing model. On or after January 1, 2002, NAPA shall be charged the then prevailing Preferred Pricing. The table below is an inclusive rate table and not all job categories will be used in this WS.

                  ------------------------------ -------------------------------------- ---------------------
                  ROLE                           NAP OF THE AMERICAS ROLES              RATE
                  ------------------------------ -------------------------------------- ---------------------
                  GOVERNANCE                     VP-General Manager                     $315
                  ------------------------------ -------------------------------------- ---------------------
                                                 Program Manager                        $242
                  ------------------------------ -------------------------------------- ---------------------
                                                 Project Manager                        $180
                  ------------------------------ -------------------------------------- ---------------------
                                                 Project Controller                     $144
                  ------------------------------ -------------------------------------- ---------------------
                                                 Principal                              $315
                  ------------------------------ -------------------------------------- ---------------------
                  CONSULTING                     Principal Consultant                   $242
                  ------------------------------ -------------------------------------- ---------------------
                                                 Senior Consultant                      $180
                  ------------------------------ -------------------------------------- ---------------------
                                                 Consultant                             $144
                  ------------------------------ -------------------------------------- ---------------------
                                                 Principal                              $315
                  ------------------------------ -------------------------------------- ---------------------
                  ENGINEERING                    Principal Engineer                     $242
                  ------------------------------ -------------------------------------- ---------------------
                                                 Senior Engineer                        $180
                  ------------------------------ -------------------------------------- ---------------------
                                                 Engineer                               $144
                  ------------------------------ -------------------------------------- ---------------------
                                                 Principal                              $315
                  ------------------------------ -------------------------------------- ---------------------
                  OPERATIONS                     Operations Manager                     $242
                  ------------------------------ -------------------------------------- ---------------------
                                                 Systems Administrator                  $144
                  ------------------------------ -------------------------------------- ---------------------
                                                 Senior Technician                      $120
                  ------------------------------ -------------------------------------- ---------------------
                                                 Technician                             $95
                  ------------------------------ -------------------------------------- ---------------------
                                                 Junior Technician                      $70
                  ------------------------------ -------------------------------------- ---------------------
                                                 Customer Care Representative           $70
                  ------------------------------ -------------------------------------- ---------------------
                                                 Provisioning Specialist                $95
                  ------------------------------ -------------------------------------- ---------------------
                                                 Billing Specialist                     $70
                  ------------------------------ -------------------------------------- ---------------------
                  SUPPORT                        Administration Specialist              $60
                  ------------------------------ -------------------------------------- ---------------------


         2) OTHER DIRECT COSTS AND MATERIALS: NAPA shall reimburse Telcordia for all reasonable out-of-pocket expenses incurred in connection with the Services, including, but not limited to, travel, lodging, meals, telephone, all materials purchased by Telcordia exclusively for use in performing the Services. Telcordia shall bill NAPA for these out of pocket expenses at cost on a monthly basis.


Telcordia shall bill NAPA on monthly basis as specified in Section 2.2 of the Master Agreement.

6.       DELIVERABLES


Telcordia shall provide the following Deliverables. Telcordia shall also provide written Deliverables in Microsoft Word(R) format where applicable or as mutually agreed by the parties.

DELIVERABLE 1: INTEGRATED SOLUTION MANAGEMENT SERVICES (PROJECT PLANNING AND SCHEDULING)

o        Provide a baseline project plan
o        Provide updated performance to project plan

DELIVERABLE 2: RISK MANAGEMENT

o        Provide a risk management plan
o Provide an updated risk mitigation and contingency implementation status

DELIVERABLE 3: CHANGE MANAGEMENT

o        Provide a change management plan
o        Provide an updated change control status
o        Provide a document / configuration management database

DELIVERABLE 4: QUALITY ASSURANCE

o        Conduct network architecture and OSSIBSS design reviews
o        Conduct business model design review
o        Conduct documentation & deliverable quality reviews

DELIVERABLE 5: PROJECT ORGANIZATION AND STAFFING

o        Provide staffing in accordance with WS staffing requirements
o        Conduct weekly status meetings and provide monthly status reports
o Provide a mutually agreed upon resource plan for the following calendar year by September 30th of each year.

DELIVERABLE 6: PROJECT CONTROL

o Conduct weekly status meetings and provide monthly status reports to address progress to plan, changes and corrective actions

DELIVERABLE 7: PROJECT COMMUNICATIONS PLAN

o        Provide a project communications plan
o        Coordinate meetings and provide written reports in accordance with plan
o        Conduct weekly status meetings
o        Provide weekly status meeting minutes/action item tracking
o        Provide monthly status reports

DELIVERABLE 8: BUSINESS PROCESS (END-TO-END) VALIDATION AND TESTING

o        Provide a business processes validation and test plan
o        Provide business processes validation and test report

7.       SCHEDULE OF SERVICES


The term of this WS is August 9, 2000 through December 31, 2001. Thereafter, the parties agree to an automatic annual renewal unless otherwise agreed upon in writing.

Services will commence upon execution of this WS on the agreed upon worksite in Miami, and will be in force for the work performance period. The following schedule is provided for information and planning purposes only until such time as a detailed project schedule is developed and agreed upon in writing by Telcordia and NAPA ("Definitive Project Schedule"). The parties agree to work cooperatively and in good faith toward developing the Definitive Project Schedule within two (2) weeks of execution of this WS. All project milestones and their dependencies will be reflected in the Definitive Project Schedule.


     -------------------------------- ----------------------------------------------- -------------------------
             MILESTONE NAME           MILESTONE DESCRIPTION                                ESTIMATED DATE
     -------------------------------- ----------------------------------------------- -------------------------
     Project Kickoff Meeting          Project kickoff meeting will be held between    Within two weeks of
                                      the project managers, project staff, and NAPA   WS execution
                                      management. Attendance of the executive
                                      sponsor is necessary. The project scope,
                                      timeline, Deliverables, and responsibilities
                                      will be reviewed.
     -------------------------------- ----------------------------------------------- -------------------------
     Baseline project plan            Telcordia will work with NAPA to jointly        TBD
                                      develop an integrated baseline project plan
     -------------------------------- ----------------------------------------------- -------------------------
     Project Communications           Telcordia will develop an integrated project    TBD
     Plan                             communications plan
     -------------------------------- ----------------------------------------------- -------------------------
     Weekly status meetings           Telcordia will establish and run weekly status  Weekly
                                      meetings with NAPA, addressing progress,
                                      corrective actions required and action item
                                      tracking.
     -------------------------------- ----------------------------------------------- -------------------------
     Monthly status reports           Telcordia will develop and deliver monthly      Monthly
                                      status reports to NAPA.
     -------------------------------- ----------------------------------------------- -------------------------
     Risk management plan             Telcordia will develop an integrated risk       TBD
                                      management plan
     -------------------------------- ----------------------------------------------- -------------------------
     Change management plan           Telcordia will develop a comprehensive          TBD
                                      change management plan
     -------------------------------- ----------------------------------------------- -------------------------
     Network architecture             Telcordia will conduct a network architecture   TBD
     design reviews                   design review
     -------------------------------- ----------------------------------------------- -------------------------
     OSSIBSS design reviews           Telcordia will conduct an OSSIBSS design        TBD
                                      review
     -------------------------------- ----------------------------------------------- -------------------------
     Business model design            Telcordia will conduct a business model         TBD
     review                           design review
     -------------------------------- ----------------------------------------------- -------------------------
     Business process                 Telcordia will develop a business process       TBD
     validation and test plan         validation and test plan
     -------------------------------- ----------------------------------------------- -------------------------
     Business process                 Telcordia will develop a business process       TBD
     validation and test report       validation and test plan
     -------------------------------- ----------------------------------------------- -------------------------

8.       LOCATION OF SERVICES


Unless otherwise specified and agreed to in writing by NAPA and Telcordia, Telcordia shall provide Services at Telcordia facilities or NAPA facilities within the continental United States.

9.       TELCORDIA CONTACTS

         TECHNICAL CONTACT                                    ADMINISTRATIVE CONTACT
         -----------------                                    ----------------------
         Beth Morgan                                          Beth Morgan
         Director, Professional Services                      Director, Professional Services
         1200 Brickell Avenue, Suite 1200                     1200 Brickell Avenue, Suite 1200
         Miami, FL 33131                                      Miami, FL 33131
         Telephone:        305-372-7970                       Telephone:        305-372-7970
         Fax:              305-349-2030                       Fax:              305-349-2030
         Email:            mmorgan1@telcordia.com             Email:            mmorgan1@telcordia.com

10.      OTHER TERMS AND CONDITIONS

Acceptance of Services shall be deemed to have occurred upon having performed such Services.


The parties to this Work Statement agree to the terms of the Professional Services Master Agreement and this Work Statement and further represent that this Work Statement is executed by duly authorized representatives as of the dates below.

 AGREED BY:                                    TELCORDIA TECHNOLOGIES, INC.
 NAP OF THE AMERICAS, INC.


 By:      /s/ BRIAN K. GOODKIND                By: /s/ THELINA E. ANDERSEN
          --------------------------------        -----------------------
 Name:    Brian K. Goodkind                    Name:    Thelina E. Andersen
 Title:   Vice President                       Title:   Senior Contract Manager
 Date:    9-1-00                               Date:    9/1/00

Telcordia
Technologies
|------------------------
PERFORMANCE FROM EXPERIENCE

               INTERIM PLAN, DESIGN AND BUILD OF THE NAP OF THE AMERICAS - MIAMI
                                                         WORK STATEMENT NO. 0002

-------------------------------------------------------------------------------
This Work Statement ("WS") is issued under the Master Agreement dated as of August 9, 2000 ("Master Agreement") between NAP of the Americas, Inc. ("NAPA"), a wholly owned subsidiary of Terremark Worldwide, Inc. ("Terremark") and Telcordia Technologies, Inc. ("Telcordia"). Telcordia shall provide the following Services under the terms and conditions of the Master Agreement and any additional terms contained in this WS.

1.       SCOPE OF SERVICES

As described in this WS, Telcordia shall provide Professional Services associated with the planning, design, and installation of an Internet Network Access Point ("NAP") network called the NAP of the Americas Miami at an interim location in Miami ("Interim NAP"). Telcordia shall architect, design and deploy the Interim NAP as described in this WS. Telcordia shall also design, establish and operate a temporary Network Operations Center ("NOC") for the Interim NAP. For establishment and operation of the NOC, Telcordia shall be utilizing the services of its parent company, Science Applications International Corporation, Inc. ("SAIC").In the balance of this document, Telcordia shall be understood to mean activities performed by either Telcordia, SAIC, or both.

Telcordia shall provide the following Professional Services ("Services") to
NAPA:

         o Plan, design, develop and deploy a prototype network architecture at Telcordia laboratories in Red Bank, NJ to support the initial testing of the Interim NAP network;

         o Plan, design, develop and deploy the Interim NAP network and operations environment, including the design and layout of the co-location space in the Interim NAP;

         o Design standard public and private peering arrangements that can be used to enable customers to exchange traffic in the private and/or public peering areas of the NAP;

         o Install, configure and test of the Network being deployed in the Interim NAP.

2.       DESCRIPTION OF SERVICES

Interim NAP Network Architecture, Design and Deployment Support

Telcordia shall perform the following activities:



     TELCORDIA TECHNOLOGIES, INC. AND NAPA CONFIDENTIAL - RESTRICTED ACCESS

This document and the confidential information it contains shall be distributed, touted or made available solely to authorized persons having a need to know within Telcordia and Terremark, except with written permission of Telcordia.

                        CONFIDENTIAL - RESTRICTED ACCESS

A.       PROTOTYPE NETWORK ARCHITECTURE & DESIGN

         o Develop an Initial Network Architecture and Design Plan for the Interim NAP. Telcordia shall provide a written report that documents the network architecture to be deployed in the Interim NAP. This document will include high-level network architecture guidelines as well as a detailed Interim NAP network design covering specific network equipment required in the Interim NAP locations. The network architecture design will include a technical description of the services to be provided, including a description of how private and public peering functions will be supported, aspects of Internet Protocol ("IF") routing connectivity including the IP address plan, routing protocol selection, route arbitration and route server functionality, security aspects and other specific features to be provided in the Interim NAP. The Initial Network Architecture and Design will also include a design for the space to be used for collocation applications in the Interim NAP facility.

         o Telcordia shall develop an Initial Network Operations Architecture Plan to perform the necessary operations and business management functions for the Interim NAP. This document will include high-level network operations architecture guidelines for the operations functions that will be performed in the Interim NAP location.

         o Telcordia shall develop Standard Public and Private Peering Arrangements that will be used as the basis for the operation of the NAP. The peering agreements shall describe how NAP customers can connect to the public and/or private peering area and the services that they will expect from the Interim NAP.

         o Telcordia shall install and configure the prototype network and operations environment at its laboratory facilities in Red Bank, New Jersey.

         o Telcordia shall develop a Prototype Test Plan to test the prototype network. The Prototype Test Plan shall include the processes to be used to verify that the prototype network (i) provides all the functionality required to support the basic services to be provided by the network as specified in the Initial Network Architecture and Design Plan, (ii) provides all the operations functionality specified in the Initial Network Operations Architecture as specified in the Initial Network Operations Architecture Plan, (iii) performs according to the performance requirements described in the detailed service descriptions for the services intended to be offered in the Interim NAP.

         o Telcordia shall execute the Prototype Test Plan and provide a written report indicating the results of the tests and Telcordia' s recommendations to address any deficiencies found during testing.

B.       DESIGN AND DEPLOYMENT OF THE INTERIM NAP

Telcordia shall provide the following activities:




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
                        CONFIDENTIAL - RESTRICTED ACCESS

         o Develop a Final Network Architecture and Design Plan for the Interim NAP. Telcordia shall provide a written report that documents the network architecture to be deployed in the Interim NAP. This document will include high-level network architecture guidelines as well as a detailed Interim NAP Network Design covering specific network equipment required in the Interim NAP location. The network architecture design will include a technical description of the services to be provided, including a description of how private and public peering functions will be supported, aspects of I? routing connectivity including the IP address plan, routing protocol selection, route arbitration and route server functionality, security aspects and other specific features to be provided in the Interim NAP. The Final Network Architecture and Design will also include a design for the space to be used for co-location applications in the Interim NAP facility.

         o Telcordia shall update the Standard Public and Private Peering Arrangements that will be used as the basis for the operation of the Interim NAP. The peering arrangements shall describe how NAP customers can connect to the private and/or public area and the services that they will expect from the Interim NAP.

         o Telcordia shall develop a Network Operations Architecture Plan to perform the necessary operations and business management functions for the Interim NAP. This document will include high-level network operations architecture guidelines as well as detailed Interim NAP Network Operations processes covering specific operations functions that will be performed in the Interim NAP location.

         o Telcordia shall provide in writing a Network Integration Test Plan to test the Interim NAP network. The Network Integration Test Plan shall include the processes to be used to verify that the Interim NAP network (i) provides the functionality required to support the basic services to be provided by the network as specified in the Final Network Architecture and Design Plan, (ii) provides the operations functionality specified in the Final Network Operations Architecture Plan,
                  (iii) performs according to the performance requirements described in the detailed service descriptions for the services intended to be offered in the Interim NAP.

         o Telcordia shall execute the Network Integration Test Plan and provide a written report indicating the results of the tests and Telcordia' s recommendations to address any deficiencies found during testing.

         o Telcordia shall provide a Configuration Guidelines document for the Interim NAP that documents the steps required to install and configure network equipment. Telcordia shall develop a configuration process based on the requirements of each network element and refer to equipment vendor installation manuals, where available, for details of the specific configuration steps for each network element.

3.       NO YEAR 2000 SERVICES

By mutual agreement of the parties, other than as provided for in Section 5.4, Third Party Year 2000 Compliance, of the Master Agreement, the scope of the


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
                        CONFIDENTIAL - RESTRICTED ACCESS

Services and Deliverables, if any, to be provided by Telcordia hereunder does not include any work relating to the Year 2000 Computer Problem, as defined in
Section 1.4 of the Master Agreement, including, but not limited to, any Year 2000 analyses, assessment, remediation, testing or any other Services or Deliverables related to the Year 2000 Computer Problem.

4.       NAPA RESPONSIBILITIES

(a) NAPA shall provide Telcordia with a single point of contact empowered to make decisions related to the Services within one (1) week of contract execution.

(b) By September 15, 2000, NAPA must identify and make final decisions on the contractual arrangement under which NAP customers will lease co-location space within the Interim NAP facility including:

         o Business rules surrounding denial and restoration of service to NAPA's co-location customers;

         o Detailed service definitions, including billing arrangements, pricing and discount arrangements;

         o Products and service portfolios NAPA shall offer its customers.

(c)      NAPA must provide:

         o Assure access as required by Telcordia to facility preparation schedules;

         o Agreed to commitment dates from the owner of the interim facility including commitments related to improvements that may be necessary to the facility;

         o Access to NAPA personnel to assist in defining billing, network and service operations;

         o An interim facility with suitable facility infrastructure (e.g., with adequate power, environmental conditions, and security) as determined jointly by NAPA and Telcordia;

         o Procedures for escalation of network and customer problems to appropriate NAPA personnel.

(d) NAPA shall review any Deliverable document submitted by Telcordia in draft form and notify Telcordia in writing within ten (10) business days of any deficiencies in the draft Deliverable document in sufficient detail to enable Telcordia to make any necessary changes and submit to NAPA in final form or notify Telcordia of a delay in the document review. If a response is not received on the draft Deliverable within ten (10) business days, the Deliverable will be deemed accepted by NAPA.



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
                        CONFIDENTIAL - RESTRICTED ACCESS

(e) NAPA shall review and approve proposed Bill of Materials contained in Deliverable 1 of WS 0004, Equipment Lease for NAP, before Telcordia shall order the necessary Third Party Hardware and Software.

(f) NAPA shall provide appropriate facilities at NAPA's sole expense for Telcordia's use at the NAPA site, for the sole purpose of providing NAPA the Services identified in this WS, for the duration of the Services to be provided under this WS, including but not limited to, work space, desk, telephones with outside long distance line, workstationlPC with logins and communications links to NAPA's network, and access to all necessary systems, buildings and NAPA personnel.

Failure to perform any of the above NAPA responsibilities may cause schedule delays or may result in additional costs to NAPA. Where practical and at no additional direct cost to Telcordia, Telcordia facilities will be used from time to time.

5.       FEES AND PAYMENTS

NAPA shall pay Telcordia for the Services provided in this WS on a time and materials basis.

(a) ESTIMATED AMOUNTS: Telcordia estimates that the fee for the Services will be approximately Three Million Dollars (US$3,000,000) ("Estimated Fee"), excluding out of pocket expenses and materials. The Estimated Fee is non-binding on Telcordia, Telcordia shall notify NAPA when it reaches eighty-five percent (85%) of the Estimated Fee. Telcordia shall obtain prior written approval to exceed the Estimated Fee in the aggregate (fees plus reimbursable expenses). Telcordia reserves the right to suspend the performance of Services hereunder and toll the term of this WS until NAPA approves in writing a revised Estimated Fee, if any.

(b) BILLING: NAPA shall pay Telcordia for the Services on the following basis:

         1. LABOR: All labor shall be reimbursed on an hourly basis, based on the actual hours incurred multiplied by the hourly rates as set forth below, which rates are represented by Telcordia to be the lowest or equal to the lowest rates charged to any Telcordia customer for consulting and engineering services ("Preferred Pricing"). The rates set forth below will not be increased before January 1, 2002, even if Telcordia increases its Preferred Pricing model. On or after January 1, 2002, NAPA shall be charged the then prevailing Preferred Pricing. The table below is an inclusive rate table and not all job categories will be used in this WS.


                                                       NAP OF THE AMERICAS
                              ROLE                            ROLES                              RATE
                 ------------------------------     -------------------------               --------------
                  Engineering                               Principal                            $315
                                                       Principal Engineer                        $242
                                                         Senior Engineer                         $180
                                                            Engineer                             $144

         2. OTHER DIRECT COSTS AND MATERIALS: NAPA shall reimburse Telcordia for all reasonable out-of-pocket expenses incurred in connection with the Services, including, but not limited



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
                        CONFIDENTIAL - RESTRICTED ACCESS

                  to, travel, lodging, meals, telephone, all materials purchased by Telcordia exclusively for use in performing the Services and contracted services provided by Third Party Hardware and Software manufacturers, resellers or integrators. Telcordia shall bill NAPA for these out of pocket expenses at cost on a monthly basis.

Telcordia shall bill NAPA on monthly basis as specified in Section 2.2 of the Master Agreement.

6.       DELIVERABLES

Telcordia shall provide the following Deliverables. Telcordia shall also provide written Deliverables in Microsoft Word(R) format or as mutually agreed by the parties.

DELIVERABLE 1: INITIAL NETWORK ARCHITECTURE AND DESIGN

         o One (1) written document describing the recommended network architecture and design for the Interim NAP. This deliverable will describe the architecture and design of the prototype network that Telcordia shall deploy at its laboratory facilities in Red Bank, NJ. This document will include high-level network architecture guidelines as well as detailed a Interim NAP Network Design covering specific network equipment required in the Interim NAP locations. The network architecture design will include aspects of IP routing connectivity including the IP address plan, routing protocol selection and specific features to be provided in the Interim NAP. The Initial Network Architecture and Design will also include a design for the space to be used for co-location applications in the Interim NAP facility.

DELIVERABLE 2: STANDARD PUBLIC PEERING ARRANGEMENTS

One (1) written document providing a technical description of the standard public peering arrangements that will be offered as part of the set of basic services to be supported by the NAP. The public peering arrangements shall describe how NAP customers can connect to the public peering area and the services that they will expect from the Interim NAP.

DELIVERABLE 3: STANDARD PRIVATE PEERING ARRANGEMENTS

One (1) written document providing a technical description of the standard private peering arrangements that will be offered as part of the set of basic services to be supported by the NAP. The private peering arrangements shall describe how NAP customers can connect to the private peering area and the services that they will expect from the Interim NAP.

DELIVERABLE 4: TEST PLAN FOR PROTOTYPE NETWORK

One (1) written prototype test plan that shall include the processes to be used to verify that the prototype network (i) provides all the functionality required to support the basic services to be provided by the network, (ii) provides all the operations functionality specified in the initial network operations architecture, (iii) performs according to the performance requirements described in the detailed service descriptions for the services intended to be offered in the Interim NAP.



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
                        CONFIDENTIAL - RESTRICTED ACCESS

DELIVERABLE 5: TEST RESULTS AND RECOMMENDATIONS

One (1) written report indicating the results of the execution of the prototype test plan and Telcordia's recommendations to address any deficiencies found during testing.

DELIVERABLE 6: FINAL NETWORK ARCHITECTURE AND DESIGN PLAN FOR INTERIM NAP

         o One (1) written report that documents the network architecture to be deployed in the Interim NAP. This document will include high-level network architecture guidelines as well as detailed Interim NAP Network Design covering specific network equipment required in the Interim NAP locations. The network architecture plan shall incorporate the lessons learned in the testing of the prototype network. The network architecture design will include aspects of IP routing connectivity including the IF address plan, routing protocol selection and specific features to be provided in the Interim NAP. The Initial Network Architecture and Design will also include a design for the space to be used for co-location applications in the Interim NAP facility.

DELIVERABLE 7: UPDATED STANDARD PUBLIC PEERING ARRANGEMENTS

One (1) written update of the Standard Public Peering Arrangements that will be used as the basis for the operation of the Interim NAP. The Standard Public Peering Arrangements shall describe how NAP customers can connect to the public peering area and the services that they will expect from the Interim NAP.

DELIVERABLE 8: UPDATED STANDARD PRIVATE PEERING ARRANGEMENTS

One (1) written update of the Standard Private Peering Arrangements that will be used as the basis for the operation of the Interim NAP. The Standard Private Peering Arrangements shall describe how NAP customers can connect to the private peering area and the services that they will expect from the Interim NAP.

DELIVERABLE 9: NETWORK INTEGRATION TEST PLAN

One (1) written document describing the Network Integration Test Plan to be used to test the Interim NAP network. The Network Integration Test Plan shall include the processes to be used to verify that the Interim NAP network (i) provides the functionality required to support the basic services to be provided by the network, (ii) provides the operations functionality specified in the initial network operations architecture, (iii) performs according to the performance requirements described in the detailed service descriptions for the services intended to be offered in the Interim NAP.

DELIVERABLE 10: NETWORK INTEGRATION TEST RESULTS

One (1) written document describing the results of the Network Integration Test Plan. This Deliverable shall indicate the results of the network integration test and Telcordia's recommendations to address any deficiencies found during testing.




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
                        CONFIDENTIAL - RESTRICTED ACCESS

DELIVERABLE 11: CONFIGURATION GUIDELINES DOCUMENT

One (1) written document for the Interim NAP that documents the steps required to install and configure network equipment. Telcordia shall develop a configuration process based on the requirements of each network element and refer to equipment vendor installation manuals, where available, for details of the specific configuration steps for each network element.

DELIVERABLE 12: INITIAL NETWORK OPERATIONS PLAN

One (1) written document describing an initial Network Operations Architecture Plan to perform the necessary network operations functions for the Network Operations Center at Interim NAP. This document will include high-level network operations architecture guidelines as well as detailed Interim NAP Network Operations methods and procedures covering specific operations functions that will be performed in the Interim NAP locations.

DELIVERABLE 13: FINAL NETWORK OPERATIONS PLAN

One (1) written document describing a Final Network Operations Architecture Plan to perform the necessary network operations functions for the Network Operations Center at the Interim NAP. This document will include high-level network operations architecture guidelines as well as detailed Interim NAP Network Operations methods and procedures covering specific operations functions that will be performed in the Interim NAP locations.

7. SCHEDULE OF SERVICES

The term of this WS is August 9, 2000 through July 31, 2001.

The following schedule is provided for information and planning purposes only until such time as a detailed project schedule is developed and agreed upon in writing by Telcordia and NAPA ("Definitive Project Schedule"). The parties agree to work cooperatively and in good faith toward developing the Definitive Project Schedule within two (2) weeks of execution of this WS. All project milestones and their dependencies will be reflected in the Definitive Project Schedule.

                                            MILESTONE                                         ESTIMATED DATE *
                                            ---------                                         ----------------
1.         Execution of WS                                                                   September 1, 2000
2.         Telcordia delivers Initial Network Architecture and Design                        September 8, 2000
3.         Telcordia delivers Standard Public and Private Peering Arrangements               September 15, 2000
4.         Telcordia completes installation and configuration of the prototype network
           and operations environment                                                        September 29, 2000
5.         Telcordia delivers Test Plan for Prototype Network                                September 22, 2000
6.         Telcordia delivers test Plan for Prototype Network                                September 22, 2000


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
                        CONFIDENTIAL - RESTRICTED ACCESS


                                            MILESTONE                                         ESTIMATED DATE *
                                            ---------                                         ----------------
7.         Telcordia delivers Final Network Architecture and Design Plan for Interim
           NAP                                                                               September 29, 2000
8.         Telcordia delivers updated Standard Public and Private Peering Arrangements       October 6, 2000
9.         Telcordia delivers Network Integration Test Plan                                  October 13, 2000
10.        Telcordia completes installation and configuration of the Interim NAP
           network and operations environment                                                October 20, 2000
11.        Interim NAP network and operations environment ready for network
           integration test                                                                  October 27, 2000
12.        Telcordia delivers Network Integration Test Results                               November 10, 2000
13.        Interim NAP network and operations center is ready for service                    November 20, 2000

----------------------
* Estimated dates may vary and may be dependant upon input by NAPA.

8. LOCATION OF SERVICES

Unless otherwise specified and agreed to in writing by NAPA and Telcordia, Telcordia shall provide Services at Telcordia facilities or NAPA facilities within the continental United States.

9. TELCORDIA CONTACTS

TECHNICAL CONTACT
Richard Nici
Director, Broadband Networking and eBusiness
331 Newman Springs Rd.
Red Bank, NJ 07701
Telephone: 732-758-5447
Fax: 732-7584177
Email: rnici@telcordia.com

ADMINISTRATIVE CONTACT
Max Figueroa
General Manager, Broadband Networking and eBusiness
331 Newman Springs Rd.
Red Bank, NJ 07701
Telephone: 732-758-2218
Fax: 732-758-4177
Email: mfiguero@telcordia.com

10.      OTHER TERMS AND CONDITIONS

(a)      Acceptance of Services

Acceptance of Services shall be deemed to have occurred upon having performed such Services.





               TELCORDIA AND NAPA CONFIDENTIAL - RESTRICTED ACCESS
             See confidentiality restrictions on title page.             Page 9

                        CONFIDENTIAL - RESTRICTED ACCESS

The parties to this Work Statement agree to the terms of the Professional Services Master Agreement and this Work Statement and further represent that this Work Statement is executed by duly authorized representatives as of the dates below.

AGREED BY:

NAP OF THE AMERICAS, INC.                  TELCORDIA TECHNOLOGIES, INC.

By:    /s/ Brian K. Goodkind            By:    /s/ Thelina Andersen
       ---------------------                   --------------------------------

Name:  Brian K. Goodkind                Name:  Thelina Andersen
Title: Vice President                   Title: Senior Contract Manager
Date:  9-1-00                           Date:  9-1-00





               TELCORDIA AND NAPA CONFIDENTIAL - RESTRICTED ACCESS
             See confidentiality restrictions on title page.            Page 10

             INTERIM DEPLOYMENT AND OPERATION OF THE NAP OF THE AMERICAS - MIAMI
                                                         WORK STATEMENT NO. 0003

--------------------------------------------------------------------------------

This Work Statement ("WS") is issued under the Master Agreement dated as of August 9, 2000 ("Master Agreement") between NAP of the Americas, mc, a wholly owned subsidiary of Terrernark Worldwide, Inc. ("Terremark") and Telcordia Technologies, Inc. ("Telcordia"). Telcordia shall provide the following Services under the terms and conditions of the Master Agreement and any additional terms contained in this WS.


1.       SCOPE OF SERVICES

As described in this WS, Telcordia shall provide Professional Services associated with operation of an Internet Network Access Point ("NAP") network called the NAP of the Americas Miami at an interim location in Miami ("Interim NAP"). For operation of the Network Operation Center ("NOC"), Telcordia shall be using the services of its parent company, Science Applications International Corporation, Inc. ("SAIC"). As described in this WS, SAIC shall provide the Services necessary to set up a data center in SAIC facilities in San Diego, California ("Data Center"). In the balance of this document, Telcordia shall be understood to mean activities performed by either SAIC, Telcordia, or both.

a) Telcordia shall provide Professional Services to NAPA to define operation processes for service negotiation, service activation, service assurance, and billing for the Interim NAP. These processes shall be designed to support the following basic services offerings:

         o Basic Public Peering Services, including providing a connection to the NAP network supporting public peering and route arbitration services;

         o Basic Private Peering Services, including providing a direct connection between NAP customers through a cross-connect switch;

         o Basic Co-location Services, including the rental of space in the NAP. Telcordia shall administer contractual arrangements on behalf of NAPA. NAPA shall own the co-location space and shall own the contractual arrangements regarding the leasing of space in the facility;

         o Equipment Monitoring includes the monitoring of the health of the equipment in the NAP, equipment remotely connected to the NAP facility, and circuits connected to the NAP. This monitoring will detect equipment failures and troubles, notify the customer of such troubles and provide services to resolve the problem.

         o        Management services for customer equipment and facilities

                  o        1)  Service level monitoring for private peering;

                  o        2)  Internet access;

                  o        3)  Per port firewalls;

                  o        4)  Server health monitoring;

                  o        5)  Device level monitoring, and;

                  o        6)  Custom solutions involving premise wiring.

b)       Telcordia shall provide the following operational support:

         o Maintenance of operational preparedness of personnel through on-going training;

         o Test and acceptance of hardware, software, and methods and procedures ("M&Ps") relative to conformance to operational requirements, including end-to-end testing;

         o Conform to vendor warranty specific requirements as identified in the M&Ps, and;

         o        Develop non-network security provisions and related M&Ps.


2.       DESCRIPTION OF SERVICES

2.1      INTERIM NAP SERVICE OPERATIONS

For each service defined in section 1(a) that will be deployed in the Interim NAP, Telcordia shall develop operation functions, process flows and M&Ps for service negotiation, service activation, service assurance and network creation for the Interim NOC.

2.2      OPERATIONS SUPPORT

Using the Interim Network and Service Operations M&Ps, Telcordia shall provide the following operations support services throughout the term of this WS:

         o Perform routine systems maintenance functions (e.g., data backups, archiving, report generation, and other related activities);

         o Develop and maintain a comprehensive Oracle data base for network inventory, including hardware, software, software configurations, circuits, hot standby equipment, operational personnel contacts, vendor identifications, vendor warranty data elements, and vendor contacts for providing logical and physical network drill-down displays in support of operational functions;

         o Disaster recovery will include off-site storage of critical software/backup databases, and does not include any off-site Interim NAP backup computer hardware or software to provide continued operations because no such backup system is anticipated;

         o Maintenance and administration of the equipment included in the Interim NAP;

         o Assist NAPA with configuration management and vendor management of NAPA network/NOC Third Party Hardware/Third Party Software elements, and;

         o Develop NOC M&Ps for backup and restoration, problem escalation and notification, account creation, and upgrade procedures.

2.3      SETUP OF INTERIM BILLING PROCESS IN DATA CENTER

Telcordia shall develop M&Ps and implement the setup of billing processes as follows:

         o        One discount level;

         o        Invoice creation and mailing;

         o Integration of billing functions with NAPA' s accounting system;

         o        Billing to be based on port speed parameters;

         o        Billing for private peering to be optionally provided;

         o        Customer throughput measurements to be collected and reported;

         o Flat rate payment plans for customer billing with support of discounting either at the package level or invoice level, and;

         o        Reports to be provided on the web.

2.4      SETUP OF CUSTOMER CARE IN DATA CENTER

Telcordia shall develop M&Ps and implement the setup of Customer Care procedures for customer contacts as follows:

         o        Sales ordering and sales support

         o        Sales and marketing

         o        Trouble ticketing

         o        Billing related communications

2.5      SETUP OF NETWORK OPERATIONS CENTER IN THE DATA CENTER

Telcordia shall develop M&Ps and implement the setup of the following NOC functions:

         o        Service negotiation

         o        Service activation and provisioning

         o        Service assurance

         o Customer service activation for customer database additions, deletions and modifications.

         o        Monitoring of all elements connected to the NAP

         o        Trouble recognition, resolution, and escalation

         o Monitoring and management of private servers and elements as optionally requested

2.6      JOINTLY DEVELOP PROCEDURES WITH NAPA

Telcordia shall perform the following joint developments with NAPA for operation of the Interim NOC:

         o Establish procedures to support the resolution of network and service problems;

         o Develop business rules addressing NAPA' s denial and restoration of service to its customers;

         o Identify services offered to NAPA' s carriers and internet service providers (ISPs);

         o Identify methods and procedures for service negotiation with external carriers and ISPs, and;

         o        Develop integration procedures with NAPA accounting systems.

3.       NO YEAR 2000 SERVICES

By mutual agreement of the parties, other than as provided for in Section 5.4, Third Party Year 2000 Compliance, of the Master Agreement, the scope of the Services and Deliverables, if any, to be provided by Telcordia hereunder does not include any work relating to the Year 2000 Computer Problem, as defined in
Section 1.4 of the Master Agreement, including, but not limited to, any Year 2000 analyses, assessment, remediation, testing or any other Services or Deliverables related to the Year 2000 Computer Problem.


4.       NAPA RESPONSIBILITIES

a) NAPA shall provide Telcordia with a single point of contact empowered to make decisions related to the Services within one (1) week of contract execution.

b) NAPA must identify and make final decisions on the contractual arrangement under which NAP customers will lease co-location space with input from Telcordia, within the Interim NAP facility including:

         o Business rules surrounding denial and restoration of service to NAPA' s co-location customers;

         o Detailed service definitions, including billing arrangements, pricing and discount arrangements;

         o Products and service portfolios NAPA shall offer its customers, and;

         o        Accounting file interfaces for integrating with NAPA systems.

c)       Further, throughout the term of this WS, NAPA must provide:

         o Assure access as required by Telcordia to facility preparation schedules;

         o Agreement to commitment dates from the owner of the interim facility including commitments related to improvements that may be necessary to the facility;

         o Access to NAPA personnel to assist in defining billing, network and service operations, including the integration with NAPA accounting systems;

         o An interim facility with suitable facility infrastructure (e.g., power, HVAC, fire suppression, and security) as determined jointly by NAPA and Telcordia, and;

         o Procedures for escalation of network and customer problems to appropriate NAPA personnel.

d) NAPA shall provide appropriate facilities at NAPA' s sole expense for Telcordia' s use at the NAPA site, for the sole purpose of providing NAPA the Services identified in this WS, for the term of this WS, including but not limited to, work space, desk, telephones with outside long distance line. workstation/PC with logins and comrriunications links to NAPA's network, and access to all necessary systems, buildings and NAPA personnel. Where practical and at no additional direct cost to Telcordia, Telcordia facilities will be used from time to time.

Failure to perform any of the above NAPA responsibilities may cause schedule delays or may result in additional costs to NAPA.

5.       ASSUMPTIONS

In addition to any assumptions specified in the Sections above, Telcordia has based its estimates for the performance of the Services on the following assumptions. Changes to these assumptions may change Telcordia's estimates of the performance of Services, and such changes will be managed in accordance with
Section 9.11 the Master Agreement.

         o For the term of this WS, Telcordia requires 24 hour, 7 day a week access to the interim facility, inclusive of holidays;

         o For the term of this WS, Operations support coverage for NOC operations, help desk and Call Center will be provided seven
                  (7) days per week, twenty four (24) hours per day, inclusive of holidays;

         o Back-office business systems support ("BSS") will be provided twelve (12) hours per day, five (5) days per week, exclusive of holidays;

         o Operations support systems ("OSS") and BSS system components will not be integrated during the term of this WS;

         o The number of customers in the Interim NAP is expected to be no greater than fifteen (25) customers;

         o A Port is defined as a physical connection to an Interim NAP edge device or comparable equipment;

         o Forty-five (45) trouble calls per port per year at the Call Center are anticipated;

         o        Staffing levels of the Call Center is based on the following:

                  o 50% of the calls will be resolved by the Call Center personnel;

                  o 20% of the calls will be referred to the sales organization;

                  o 10% of the calls will be referred to the OSS help desk in the Data Center, and;

                  o 20% of the calls will be referred to the BSS help desk in the Data Center;

         o All calls into the Call Center are assumed to be voice only (no fax/email calls);

         o Call Center will provide services for ordering, trouble ticketing, sales & marketing, and billing;

         o Call Center services will not provide interactive voice response, and;

         o Redundant NOC facilities are not provided in the interim system.

         o The processes developed for the Interim NAP shall be transferable to the permanent NAP.


6.       FEES AND PAYMENTS

NAPA shall pay Telcordia for the Services on a time and materials basis.

         (a) ESTIMATED AMOUNTS: Telcordia estimates that the Time and Material fee for the Services will be approximately US$4,100,000.00, ("Estimated Fee"), excluding out of pocket expenses and materials. The Estimated Fee is non-binding on Telcordia, Telcordia shall notify NAPA when it reaches eighty-five percent (85%) of the Estimated Fee. Telcordia shall obtain prior written approval to exceed the Estimated Fee in the aggregate (fees plus reimbursable expenses). Telcordia reserves the right to suspend the performance of Services hereunder and toll the term of this WS until NAPA approves in writing a revised Estimated Fee, if any.

         (b) BILLING: NAPA shall pay Telcordia for the Services on the following basis:

                  1) LABOR: All labor shall be reimbursed on an hourly basis, based on the actual hours incurred multiplied by the hourly rates as set forth below, which rates are represented by Telcordia to be the lowest or equal to the lowest rates charged to any Telcordia customer for consulting and engineering services ("Preferred Pricing"). The rates set forth below will not be increased before January 1, 2002, even if Telcordia increases its Preferred Pricing model. On or after January 1, 2002, NAPA shall be charged the then prevailing Preferred Pricing. The table below is an inclusive rate table and not all job categories will be used in this WS.


                                                     NAP OF THE AMERICAS
                  -------------------------------------------------------------------------------------------
                  ROLE                        NAP OF THE AMERICAS ROLES                      RATE
                  --------------------------- ----------------------------------- ---------------------------
                  GOVERNANCE                  VP-General Manager                             $315
                  --------------------------- ----------------------------------- ---------------------------
                                              Program Manager                                $242
                  --------------------------- ----------------------------------- ---------------------------
                                              Project Manager                                $180
                  --------------------------- ----------------------------------- ---------------------------
                                              Project Controller                             $144
                  --------------------------- ----------------------------------- ---------------------------
                                              Principal                                      $315
                  --------------------------- ----------------------------------- ---------------------------
                  CONSULTING                  Principal Consultant                           $242
                  --------------------------- ----------------------------------- ---------------------------
                                              Senior Consultant                              $180
                  --------------------------- ----------------------------------- ---------------------------
                                              Consultant                                     $144
                  --------------------------- ----------------------------------- ---------------------------
                                              Principal                                      $315
                  --------------------------- ----------------------------------- ---------------------------
                  ENGINEERING                 Principal Engineer                             $242
                  --------------------------- ----------------------------------- ---------------------------
                                              Senior Engineer                                $180
                  --------------------------- ----------------------------------- ---------------------------
                                              Engineer                                       $144
                  --------------------------- ----------------------------------- ---------------------------
                                              Principal                                      $315
                  --------------------------- ----------------------------------- ---------------------------
                  OPERATIONS                  Operations Manager                             $242
                  --------------------------- ----------------------------------- ---------------------------
                                              Systems Administrator                          $144
                  --------------------------- ----------------------------------- ---------------------------
                                              Senior Technician                              $120
                  --------------------------- ----------------------------------- ---------------------------
                                              Technician                                     $95
                  --------------------------- ----------------------------------- ---------------------------
                                              Junior Technician                              $70
                  --------------------------- ----------------------------------- ---------------------------
                                              Customer Care Representative                   $70
                  --------------------------- ----------------------------------- ---------------------------
                                              Provisioning Specialist                        $95
                  --------------------------- ----------------------------------- ---------------------------
                                              Billing Specialist                             $70
                  --------------------------- ----------------------------------- ---------------------------
                  SUPPORT                     Administration Specialist                      $60
                  --------------------------- ----------------------------------- ---------------------------


                  2) OTHER DIRECT COSTS AND MATERIALS: NAPA shall reimburse Telcordia for all reasonable out-of-pocket expenses incurred in connection with the Services, including, but not limited to, travel, lodging, meals, telephone, all materials purchased by Telcordia exclusively for use in performing the Services Telcordia shall bill NAPA for these out of pocket expenses at cost on a monthly basis.

Telcordia shall bill NAPA on monthly basis as specified in Section 2.2 of the Master Agreement.


7.       DELIVERABLES

Telcordia shall provide the following Deliverables. Telcordia shall also provide written Deliverables in Microsoft Word(R) format or as mutually agreed by the parties.

DELIVERABLE 1: INITIAL NETWORK OPERATIONS PLAN

One (1) written document describing an initial network operations architecture plan to perform the necessary operations and business management functions for the Interim NAP. This document will include high-level network operations architecture guidelines as well as detailed Interim NAP Network Operations processes covering specific operations functions that will be performed in the Interim NAP locations.

DELIVERABLE 2: CUSTOMER CARE METHODS AND PROCEDURES

The M&Ps for customer care will be provided via detailed, written documentation and will include the following items: service negotiation procedures, service activation procedures, service assurance procedures and network creation procedures.

DELIVERABLE 3: BILLING M&PS

The M&Ps for billing will include the production and mailing of monthly invoices based on information collected regularly from the operation.

DELIVERABLE 4: NETWORK OPERATIONS REPORTS

One (1) monthly written document for each of the following documentation for the operations support activities:

         o        Configuration status accounting reports, with a list of each item in the network and its status, in an electronic format;

         o        Throughput reports for loading analysis, and;

         o        Downtime reports.

DELIVERABLE 5: NOC M&PS

One (1) written document describing the NOC methods and procedures for backup and restoration of key data, trouble and failure escalation and notification as well as account creation and account maintenance.

8.       SCHEDULE OF SERVICES

The term of this WS is August 9, 2000 through August 1, 2001.

This WS will commence upon the execution of both parties at the agreed upon worksite in Miami, and will be in force for the work performance period or as mutually agreed upon by the parties in writing. The following schedule is provided for information and planning purposes only until such time as a detailed project schedule is developed and agreed upon in writing by Telcordia and NAPA ("Definitive Project Schedule"). The parties agree to work cooperatively and in good faith toward developing the Definitive Project Schedule within two (2) weeks of execution of this WS. All project milestones and their dependencies will be reflected in the Definitive Project Schedule.

                --------------------------------------------- ----------------------------------------
                           MILESTONE DESCRIPTION                          ESTIMATED DATE
                --------------------------------------------- ----------------------------------------
                Initial Operations Plan                       Sept. 19, 2000
                --------------------------------------------- ----------------------------------------
                Customer Care M&Ps                            Sept. 30, 200
                --------------------------------------------- ----------------------------------------
                Billing M&Ps                                  Nov. 30, 2000
                --------------------------------------------- ----------------------------------------
                Network Operations Reports                    Monthly beginning Feb. 1, 2001
                --------------------------------------------- ----------------------------------------
                NOC M&Ps                                      Nov. 30, 2000
                --------------------------------------------- ----------------------------------------
                Commencement of Interim NAP                   January 1, 2001
                --------------------------------------------- ----------------------------------------

9.       LOCATION OF SERVICES

Unless otherwise specified and agreed to in writing by NAPA and Telcordia, letcorcila shall provide Services at Telcordia facilities or NAPA facilities within the continental United States.


10.      TELCORDIA CONTACTS


         TECHNICAL CONTACT                                    ADMINISTRATIVE CONTACT
         -----------------                                    ----------------------
         Gary D. Schilling                                    Beth Morgan
         SAIC                                                 Director, Professional Services
         10260 Campus Pt. Drive, M/S E2-B                     1200 Brickell Avenue, Suite 1200
         San Diego, CA 92121                                  Miami, FL 33131
         Telephone:        858-826-9889                       Telephone:        305-372-7970
         Fax:              858-826-9339                       Fax:              305-349-2030
         Email:            gary.d.shilling@saic.com           Email:            mmorgan1@telcordia.com



11.      OTHER TERMS AND CONDITIONS

a)       ACCEPTANCE OF SERVICES

Acceptance of Professional Services shall be deemed to have occurred upon having performed such Services.

The parties to this Work Statement agree to the terms of the Professional Services Master Agreement and this Work Statement and further represent that this Work Statement is executed by duly authorized representatives as of the dates below.

         AGREED BY:                          TELCORDIA TECHNOLOGIES, INC.
         NAP OF THE AMERICAS, INC.
         By:   /s/ BRAIN K. GOODKIND         By:  /s/ THELINA E. ANDERSEN
               -----------------------          --------------------------
         Name:    Brian K. Goodkind          Name:    Thelina E. Andersen
         Title:   Vice President             Title:   Senior Contract Manager
         Date:    9-1-00                     Date:    9/1/00

Technologies
Performance from Experience

                                          HARDWARE AND SOFTWARE RENTAL AGREEMENT
                             AND PROCUREMENT SUPPORT FOR THE NAP OF THE AMERICAS
                                                         WORK STATEMENT NO. 0004
                                                             CONTRACT NO. 0NAP04

-------------------------------------------------------------------------------


This Work Statement ("WS") is issued under the Master Agreement, as amended dated September 29, 2000 ("Master Agreement") between NAP of the Americas, Inc. ("NAPA") and Telcordia Technologies, Inc. ("Telcordia"). Telcordia shall provide the following Services under the terms and conditions of the Master Agreement, as amended and any additional terms contained in this WS.

1.       DEFINITIONS

(a) "HARDWARE" means any item of equipment described in this WS to be provided by Telcordia to NAPA for the fees as set forth herein.

(b) "SOFTWARE" means any software described in this WS to be provided by Telcordia to NAPA for the fees as set forth herein.

(c) "TELCORDIA PROVIDED HARDWARE AND SOFTWARE" means any hardware and software provided by Telcordia to support the operation of the Interim NAP. Telcordia Provided Hardware and Software shall include all components necessary to support and operate up to fifty (50) peering connections into the Interim NAP. Any Hardware or Software required to support expansion beyond fifty (50) peering connections will be provided by NAPA at its sole expense. The Telcordia Provided Hardware and Software is intended to support the initial operations of the Interim NAP and includes equipment previously owned by Telcordia as well as equipment purchased by Telcordia that will be provided to NAPA for a monthly rental fee as part of this WS. The Telcordia Provided Hardware and Software is not inclusive of all of the Hardware and Software required to support the Interim NAP if the volume exceeds fifty (50) peering connections.

2. SCOPE OF SERVICES

As described in this WS, Telcordia shall provide NAPA with services associated with NAPA's procurement of Hardware and Software ("Services") to be used in the operation of an Internet Network Access Point ("NAP") called the NAP of the Americas. The NAP of the Americas will initially be in operation at an interim facility in Miami ("Interim NAP"). Subsequently, the operation of the NAP of the Americas will move to its permanent location at the Technology Center of the Americas in Miami ("Permanent NAP").

a) Interim NAP

For the Interim NAP, Telcordia shall provide the following Services:

      o Telcordia shall provide the Telcordia Provided Hardware and Software and recommend any additional Hardware and Software that should be procured for of the Interim NAP if the peering volume exceeds fifty
         (50) ports. Initial deployment of the Interim NAP is estimated to occur approximately in December 2000. Telcordia shall be responsible for the cost of the Telcordia Provided Hardware and Software maintenance contracts.

      o Telcordia shall provide Telcordia Provided Hardware and Software components necessary for operation of the Interim NAP for up to fifty
         (50) peering connections. Any Hardware and Software required to support expansion beyond fifty (50) peering connections will be provided by NAPA at its sole expense.

      o Telcordia shall provide two (2) Quarterly Bill of Materials that will describe Telcordia's recommended list of Hardware and Software necessary for the operation of the Interim NAP during the first and second quarters of 2001 if the peering volume in the Interim NAP so requires.

b)       Permanent NAP

For the Permanent NAP, Telcordia shall provide the following Services:

      o Telcordia shall recommend and identify the Hardware and Software necessary for deployment in the Permanent NAP in a Quarterly Bill of Materials. The Hardware and Software Components will be justified based upon a mutually agreed upon set of business metrics including forecasted service volumes and provisioning guidelines. Once the Quarterly Bill of Materials has been agreed to by NAPA, NAPA shall be responsible for purchasing the Hardware and Software.

      o Telcordia will assist NAPA in managing the procurement, delivery, installation and commissioning process for the Hardware and Software contained in the Quarterly Bill of Materials.

      o Telcordia will assist NAPA in managing Hardware and Software vendor support contracts and arrange for vendor support and maintenance services. NAPA is responsible for the cost of Hardware and Software maintenance contracts from manufacturers as part of the procurement process for the Hardware and Software.

3.       DESCRIPTION OF SERVICES

Telcordia shall perform the following activities:

As described in WS 0002, Telcordia shall deploy the network and operations environment for the NAP of the Americas in an interim facility which has been designated by NAPA with Telcordia's assistance.

To support the deployment of the Interim NAP, Telcordia shall provide the following Services:

      -- Telcordia shall provide Telcordia Provided Hardware and Software. The initial deployment of the Interim NAP is estimated to occur in December 2000 and contain approximately fifty (50) peering connections. Any Hardware and Software required to support expansion beyond fifty (50) peering connections will be provided by NAPA at its sole expense.

      -- Telcordia shall ship, at NAPA's expense, Telcordia Provided Hardware and Software to the Interim NAP site in Miami, Florida.

      -- Telcordia shall provide, for the monthly rental fee set forth below, the Telcordia Provided Hardware and Software for NAPAs use in the Interim NAP. At the end of the rental period, Telcordia shall ship, at NAPAs expense, Telcordia Provided Hardware and Software to Telcordia's facilities in New Jersey.

      -- To support the operation of the Interim NAP beyond the Telcordia
         Provided Hardware and Software, which will support up to fifty (50) peering connections, Telcordia shall provide a Quarterly Bill of Materials which will contain Telcordia's proposed Hardware and Software requirements for the operation of the Interim NAP. It is estimated that two (2) Bill of Materials will be provided by Telcordia for the operation of the Interim NAP, one (1) Initial Bill of Materials to support the operation of the Interim NAP during the first quarter of 2001 and one (1) Quarterly Bill of Materials to support the operation of the Interim NAP during the second quarter of 200l. [

      -- Telcordia shall coordinate with the equipment vendors regarding the delivery schedule the accuracy of Hardware and Software shipments.

      -- Telcordia shall arrange for the necessary support from the selected
         Hardware and Software manufacturers to support the installation, configuration, troubleshooting and upgrading of the NAP network. NAPA is responsible for the cost of support services from the vendors as part of the procurement process, which support is expected to be paid for by NAPA as part of the procurement of Hardware and Software, except for those support services associated with Telcordia Provided Hardware and Software, which are Telcordia's responsibility.

      o To support the operation of the Permanent NAP, Telcordia shall provide the following Services:

      -- Telcordia shall provide a Quarterly Bill of Materials describing the Hardware and Software that Telcordia recommends for deployment in the Permanent NAP during the three (3) month term of the Quarterly Bill of Materials. The Quarterly Bill of Materials shall be substantially in the form illustrated in Exhibit A and should include information such as the justification for the expected Hardware and Software requirements, an identification of the Hardware and Software components recommended by Telcordia and an estimate of Telcordia' s price of the proposed Hardware and Software components, which shall be no more than 15% above Telcordia's cost. It is estimated that the justification of the proposed Hardware and Software components will be based upon a set of business metrics jointly developed and agreed upon by Telcordia and NAPA. An example of such business metrics is the forecasted customer volume expected in the Permanent NAP during the three (3) month term of the Quarterly Bill of Materials.

      -- Telcordia shall assist with the coordination of the equipment vendors regarding the delivery schedule the accuracy of Hardware and Software shipments.

      -- Telcordia shall assist with the arrangement of the necessary support from the selected Hardware and Software manufacturers to support the installation, configuration, troubleshooting and upgrading of the NAP network. NAPA is responsible for arranging for support services from the vendors as part of the procurement process.

4.       NO YEAR 2000 SERVICES

By mutual agreement of the parties, the scope of the Services and Deliverables, if any, to be provided by Telcordia hereunder does not include any work relating to the Year 2000 Computer Problem, as defined in SECTION 1.4 of the Master Agreement, as amended, including, but not limited to, any Year 2000 analyses, assessment, remediation, testing or any other Services or Deliverables related to the Year 2000 Computer Problem.

5.       NAPA'S RESPONSIBILITIES

a) NAPA shall accept the Telcordia Provided Hardware and Software upon its delivery. NAPA shall be responsible for any Hardware and Software required to support an expansion beyond fifty (50) peering connections in the Interim NAP at its sole expense.

b) NAPA shall review and approve any Quarterly Bill of Materials. NAPA acknowledges that timely approval of the Quarterly Bill of Materials is necessary for Telcordia to comply with the Schedule of Services in this and/or related Work Statements. NAPA shall review and approve the Quarterly Bill of Materials within five (5) business days of the submission of the Quarterly Bill of Materials by Telcordia. NAPA acknowledges that delays in its review and approval of the Quarterly Bill of Materials can result in schedule delays and/or additional fees, if any, on the Services that Telcordia is committed to provide as part of this WS or other WSs associated with the Permanent NAP.

c) NAPA shall provide appropriate facilities at NAPA' s sole expense for Telcordia's use at the NAPA site, for the sole purpose of providing NAPA the Services identified in this WS, for the duration of the Services to be provided under this WS, including but not limited to, work space, desk, telephones with outside long distance line, workstation/PC with logins and communications links to NAPA's network and the internet, and prompt access to all necessary systems, buildings and NAPA personnel. Where practical and at no additional direct cost to Telcordia, Telcordia facilities will be used from time to time.

d) Upon its approval of the Quarterly Bill of Materials, NAPA shall procure such Hardware and Software identified in the Quarterly Bill of Materials (or substantial equivalent, as jointly determined and agreed upon by NAPA and Telcordia, to that so listed). NAPA will review and approve the Quarterly Bill of Materials within five (5) business days of the delivery of the Quarterly Bill of Materials by Telcordia. NAPA acknowledges that delays in its ordering of the Hardware and Software components included in the approved Quarterly Bill of Materials can result in schedule delays of the Services that Telcordia is committed to provide as part of this WS or other WSs associated with the Permanent NAP or additional fees, if any.

e) NAPA shall pay for the cost of support services from Hardware and Software vendors as part of the procurement process.

6.       FEES AND PAYMENTS

NAPA shall pay Telcordia on the basis of (i) a time and materials estimate for the Services, and (ii) a monthly rental fee for the Telcordia Provided Hardware and Software as described below. The fees will be calculated as follows:

a)       ESTIMATED FEES: NAPA shall pay Telcordia the following fees:

         1) ESTIMATED AMOUNTS: Telcordia estimates that the time & materials fee for the Services set forth in SECTION 3 will be approximately Two Hundred Eighty Two Thousand Dollars ($282,000), excluding out of pocket expenses and materials. This estimate is not binding. Telcordia shall notify NAPA when it reaches eighty-five percent (85%) of the Estimated Fee. Telcordia shall obtain prior written approval to exceed the Estimated. Telcordia reserves the right to suspend the performance of Services hereunder and toll the term of this WS until NAPA approves in writing a revised Estimated Fee, if any.

         2)       TELCORDIA PROVIDED HARDWARE AND SOFTWARE RENTAL FEE AMOUNTS:
                  The monthly rental fee for the Telcordia Provided Hardware and Software is Thirty Six Thousand Three Hundred Thirty Three Dollars (US$36,333). This fee is only relevant to Telcordia Provided Hardware and Software. During the operation of the Interim NAP, the Telcordia Provided Hardware and Software shall be available to NAPA at a monthly rental fee of Thirty Six Thousand Three Hundred Thirty Three Dollars (US$36,333). NAPA shall have the right to use the Telcordia Provided Hardware and Software from the date of delivery until the operation of the Interim NAP is terminated, not to exceed a twelve (12) month period, or unless otherwise terminated earlier pursuant to the terms of this WS or by operation of law.

b) BILLING: NAPA shall pay Telcordia for the Services on the following basis:

         1) LABOR: All labor shall be reimbursed on an hourly basis, based on the actual hours incurred multiplied by the hourly rates as set forth below. The rates below represent Preferred Pricing rates as defined in Section 2 of the Master Agreement, as amended.

                  ----------------------- ------------------------------------ -----------------
                           ROLE                NAP OF THE AMERICAS ROLES             RATE
                  ----------------------- ------------------------------------ -----------------
                       ENGINEERING                     Principal                     $315
                  ----------------------- ------------------------------------ -----------------
                                                  Principal Engineer                 $242
                  ----------------------- ------------------------------------ -----------------
                                                    Senior Engineer                  $180
                  ----------------------- ------------------------------------ -----------------
                                                       Engineer                      $144
                  ----------------------- ------------------------------------ -----------------

         2) OTHER DIRECT COSTS AND MATERIALS: NAPA shall reimburse Telcordia for all reasonable out-of-pocket expenses incurred in connection with the Services, including, but not limited to, travel, lodging, meals, telephone, shipping and handling for Telcordia Provided Hardware and Software to and from Telcordia Facilities in New Jersey and contracted services provided by Hardware and Software manufacturers, resellers or integrators. Telcordia shall bill NAPA for these out of pocket expenses at cost on a monthly basis.

         3) RENTAL FEES: NAPA shall pay Telcordia for the monthly rental fees described in SECTION 6.A.2). Telcordia will bill NAPA for rental fees on a monthly basis.

7.       DELIVERABLES

Telcordia shall provide the following Deliverables:

DELIVERABLE 1:  INITIAL BILL OF MATERIALS FOR THE NAP

One (1) written document in electronic form, describing the Telcordia Provided Hardware and Software and any additional Hardware and Software components necessary, if any, that Telcordia proposes for the initial deployment of the Interim NAP, which deployment is estimated to occur in December 2000.

DELIVERABLE 2: QUARTERLY BILL OF MATERIALS FOR THE NAP

One (1) written document in electronic form, delivered quarterly, describing the Hardware and Software components that Telcordia proposes to support the operation of the Permanent NAP for the three (3) month term of the Bill of Materials. The Quarterly Bill of Materials shall be substantially in the form illustrated in Exhibit A and should include information such as the justification for the expected Hardware and Software requirements, an identification of the Hardware and Software components proposed by Telcordia, an estimate of the cost to Telcordia of the proposed Hardware and Software components and an estimate of the cost to NAPA for the proposed Hardware and Software components. It is estimated that the justification of the proposed Hardware and Software components will be based upon a set of business metrics jointly developed and agreed upon by Telcordia and NAPA. An example of such business metrics is the forecasted customer volume expected in the Permanent NAP during the three (3) month term of the Quarterly Bill of Materials.

8.       SCHEDULE OF SERVICES

Services will begin upon execution of this WS and will be completed on or about December 30, 2001, or as the parties may mutually agreed to in writing. Telcordia shall rent to NAPA the Telcordia Provided Hardware and Software beginning November 1, 2000 and ending upon the termination of operation of the Interim NAP, not to exceed a twelve (12) month period, or unless otherwise terminated earlier pursuant to the terms of this WS or by operation of law.

9.       LOCATION OF SERVICES

Unless otherwise specified and agreed to in writing by NAPA and Telcordia, Telcordia shall provide the Services at its Miami and New Jersey facilities, and at NAPA' s facilities in Miami.

10.      CONTACTS

             TELCORDIA TECHNICAL CONTACT                         TELCORDIA ADMINISTRATIVE CONTACT
             ---------------------------                         --------------------------------
Richard Nici                                           Max Figueroa
Director, Broadband Networking and e-Business          General Manager
331 Newman Springs Rd.                                 Broadband Networking and e-Business
Red Bank, NJ 07701                                     331 Newman Springs Rd.
Telephone:        732-758-5447                         Red Bank, NJ 07701
Fax:              732-758-4177                         Telephone:        732-758-2218
Email:            rnici @telcordia.com                 Fax:              732-758-4177
                                                       Email:            mfiguero @ telcordia.com


               NAPA TECHNICAL CONTACT                              NAPA ADMINISTRATIVE CONTACT


Telephone:                                            Telephone:
Fax:                                                  Fax:
Email:                                                Email:

11.      OTHER TERMS AND CONDITIONS

a)       ACCEPTANCE

Acceptance of Services shall be deemed to have occurred upon having performed such Services.

b)       RIGHT TO USE HARDWARE AND SOFTWARE

Telcordia Provided Hardware and Software (including associated maintenance) provided by Telcordia under the Right to Use method (i.e., Telcordia retains title to the Hardware but renders the use of such Hardware for NAPA support on a monthly basis) shall be paid on a monthly basis as described in SECTION 6. The Software provided by Telcordia will be bundled with Telcordia Provided Hardware.

The estimated amounts provided in SECTION 6 are based on the Telcordia Provided Hardware and Software, which shall be identified in the Initial Bill of Materials.

c)       PURCHASE MONEY SECURITY INTEREST

NAPA grants Telcordia a purchase-money security interest in the Telcordia Provided Hardware and Software to secure NAPA's payment and performance. Notwithstanding anything herein to the contrary, Telcordia may file a copy of this Agreement and the applicable Work Statement at any time as a financing statement for that purpose. NAPA shall execute any instruments or documents that Telcordia reasonably deems appropriate to protect its security interest in such Hardware and Software (and proceeds thereof). NAPA warrants that it has not granted and until the foregoing security interest is released will not grant any other security interest in such Telcordia Provided Hardware and Software. NAPA agrees to execute and deliver to Telcordia any necessary financing statements necessary to document the foregoing security interest. NAPA shall keep such Telcordia Provided Hardware and Software at the original installation location, except with written consent from Telcordia and shall not remove same until the security interest has been released. The Parties agree that Telcordia Provided Hardware and Software is and shall remain at all times personal property, regardless of whether it has become or may become attached or affixed to realty. In the event that NAPA defaults in its obligation to pay the rental fees, or any other breach by NAPA hereunder, Telcordia shall have all rights and remedies of a secured creditor upon default in accordance with the governing law as set forth in Section 9.6 of the Master Agreement, as amended.

d)       OWNERSHIP

Title to all Telcordia Provided Hardware and Software under the Right to Use method defined in Section 11(b) of this WS, excluding any items furnished by NAPA, shall remain with Telcordia at all times, except that NAPA, at its option, may give written notice to Telcordia that it elects to purchase such Telcordia Provided Hardware and Software utilized to provide the right to use services. Risk of loss and damage with respect to such Telcordia Provided Hardware and Software shall pass to NAPA upon shipment and shall return to Telcordia upon return shipment to Telcordia. In the event that NAPA elects to purchase Telcordia Provided Hardware and Software, Telcordia shall, within thirty (30) days of receiving such written notice, provide NAPA with a purchase price for the Telcordia Provided Hardware and Software, which purchase price will be substantially based on the fair market value. After payment in full is received by Telcordia for the items that NAPA has elected to purchase, Telcordia will ship such items, if necessary, at NAPA's expense, to a location designated by NAPA, no later than thirty (30) calendar days after payment has been received. Title to such Telcordia Provided Hardware shall pass to NAPA upon receipt of the items so purchased. Title to the Software shall at all times remain with the publisher of such Software.

e)       TERMINATION

         1) This WS may be terminated in accordance with Section 10 of the Master Agreement, as amended.

         2) Within thirty (30) days of NAPA' s request, Telcordia shall provide a fixed quote for all Telcordia Provided Hardware and Software. NAPA shall have the option of purchasing such Telcordia Provided Hardware and Software at a price specified by Telcordia. For items that NAPA chooses to purchase from Telcordia, upon payment in full of the purchase price, Telcordia, if necessary, will ship such Telcordia Provided Hardware and Software to a location designated by NAPA in Miami, at NAPA' s expense, no later than thirty (30) calendar days after payment has been received. Title to such Telcordia Provided Hardware shall pass to NAPA upon full payment and NAPA's receipt of the items so purchased. Title to the Software shall at all times remain with the publisher of such Software.

f)       WARRANTY AND ADDITIONAL TERMS

Without limitation in any way under SECTION 7 of the Master Agreement, as amended, or any other Work Statement related to the NAP of the Americas-Miami project, the following warranties and additional terms shall also apply to this
WS:

         1) HARDWARE AND SOFTWARE: NAPA further acknowledges that Telcordia HAS NOT MADE, AND DOES NOT MAKE, ANY WARRANTY OR REPRESENTATION, EITHER EXPRESSED OR IMPLIED, OR ANY KIND WHATSOEVER WITH RESPECT TO THE HARDWARE OR SOFTWARE ACQUIRED BY NAPA OR PROVIDED BY TELCORDIA FOR USE BY NAPA UNDER THIS WS, INCLUDING BUT NOT LIMITED TO: (1) AS TO THE FITNESS, DESIGN, OR CONDITION OF THE HARDWARE; (2) AS TO THE MERCHANTABILITY OF THE HARDWARE OR ITS FITNESS FOR ANY PARTICULAR PURPOSE; (3) as to the quality or capacity of the Hardware or Software, the materials in the Hardware or Software, or workmanship in the Hardware or Software; (4) as to any latent defects in the Hardware or Software; (5) as to any patent infringement; and (6) as to the compliance of the Hardware or Software with any requirements of any law, rule, specification, or contract pertaining thereto.

         2) SOURCE. With regard to Hardware and Software not provided by Telcordia, NAPA acknowledges that NAPA has selected both (a) the Hardware and Software listed in the Quarterly Bill of

                  Materials; and (b) if applicable, the supplier named in the Quarterly Bill of Materials from whom the Hardware and Software is to be procured by NAPA. In this respect, NAPA acknowledges that Telcordia is not the manufacturer of the Hardware or publisher of the Software nor the agent of such manufacturer or publisher.

         3) PROBLEMS WITH HARDWARE OR SOFTWARE. If the Hardware or Software is not properly installed, does not operate as represented or warranted by the manufacturer, publisher or the supplier or is unsatisfactory for any reason, NAPA shall make a claim on account thereof solely against the supplier, publisher or manufacturer and shall, nevertheless, pay Telcordia all fees payable hereunder. As between NAPA and Telcordia, and only in those instances where the manufacturer, publisher or supplier has provided any maintenance agreement, warranty or guaranty of any nature whatsoever applicable to the Hardware or Software, Telcordia hereby assigns to NAPA whatever assignable interest Telcordia may have in such maintenance agreement, warranty or guaranty. The aforesaid assignment shall not in any way be deemed to limit, negate, or otherwise affect the disclaimer of warranties contained in the preceding paragraphs, and Telcordia shall not incur any duties arising out of any manufacturer's, supplier's or publisher's warranties or guarantees, except as otherwise expressly set forth herein. Further, Telcordia shall not incur any liability whatsoever arising out of any breach of any manufacturer's, supplier's or publisher's warranties or guarantees applicable to the Hardware or Software.

         4) DELIVERY AND INSPECTION. NAPA will accept the Telcordia Provided Hardware and Software provided by Telcordia upon its delivery to the Interim NAP.

         5) REPAIRS; USE; ALTERATIONS. Telcordia, at Telcordia's expense, shall keep the Telcordia Provided Hardware and Software in good working condition and shall repair and furnish all labor, parts, mechanisms, and devices required therefor. If at any time Telcordia is not longer providing the labor and/or services for operating the NAP, NAPA shall use such Telcordia Provided Hardware and Software in a careful and lawful manner, nor shall NAPA make any alterations, additions, or improvements to such Telcordia Provided Hardware and Software without Telcordia's prior written consent. All additions, repairs, replacement parts, accessories, or improvements made to such Telcordia Provided Hardware and Software, if removed by any third party other than Telcordia, shall not be removed without Telcordia's prior written consent.

         6) LOSS OR DAMAGE. NAPA shall bear the entire risk of loss, theft, destruction, or damage of the Hardware provided by Telcordia or any portion thereof from any cause whatsoever. If any such Hardware is totally destroyed, the liability of NAPA to pay rent therefor may be discharged by paying Telcordia all the rent due and to become due thereon, less the net amount of the recovery, if any, actually received by Telcordia from insurance or otherwise for such loss or damage. Except as provided in the preceding sentence, the total or partial destruction of any such Hardware, or total or partial loss of use or possession thereof by NAPA, shall not release or relieve NAPA from the duty to pay the usage fees herein provided. Telcordia shall not be obligated to undertake, by litigation or otherwise, the collection of any claim against any person for loss or damage of such Hardware.

         7) INSURANCE. NAPA shall, at NAPA'S own expense, insure the Hardware provided by Telcordia at all times against all hazards as requested by Telcordia, including but not limited to theft, fire, flood or other catastrophe, and extended coverage insurance, and such policies shall be payable to Telcordia as Telcordia's interest may appear. This insurance shall be reasonably satisfactory to Telcordia as to form, amount, and insurer, and shall provide for at least ten (10) days written notice of cancellation to Telcordia. Such insurance policies or certificates thereof shall be delivered by NAPA to Telcordia before Telcordia will be required to deliver such Hardware and Software to NAPA. In addition, NAPA shall, at NAPA's own expense, carry occurrence-type public liability insurance with respect to such Hardware and the use thereof in such amounts and with such insurers as are reasonably satisfactory to Telcordia, and such insurance policies or certificates thereof shall also name Telcordia as an insured and loss payee thereunder.

         8) NAPA'S TAX AND LIEN OBLIGATION. NAPA shall keep the Hardware provided by Telcordia free and clear of all levies, liens, and encumbrances. NAPA shall, in the manner directed by Telcordia:
                  (a) make and file all declarations and returns in connection with all charges and taxes (local, state, and federal), which may now or hereafter be imposed upon or measured by the ownership, leasing, rental, sale, purchase, possession, or use of such Hardware, excluding, however, all taxes on or measured by Telcordia's net income; and (b) pay all such charges and taxes. In the event that Telcordia shall elect to make and file any or all declarations and returns in connection with such charges and taxes to pay them, then NAPA shall reimburse Telcordia, upon demand of Telcordia, for any and all such charges and taxes applicable to such Hardware herein provided by Telcordia to NAPA.

         9) ULTIMATE TAX AND LIEN RESPONSIBILITY. Telcordia's good faith acceptance of a tax exemption certificate does not represent an assurance that the State will also accept the certificate as valid at the time of audit review. NAPA is responsible for any future audit adjustment if the certificate is not accepted. NAPA agrees to reimburse Telcordia for the amount of audit adjustment and the aggregate of tax, interest, and penalty, if a certificate is subsequently denied.

         10). TELCORDIA'S PERFORMANCE OF NAPA'S OBLIGATIONS. If NAPA fails to duly and properly perform any of its obligations under this WS with respect to the Hardware provided by Telcordia, Telcordia may (at Telcordia's option) perform any act or make any payment which Telcordia deems necessary for the maintenance and preservation of such Hardware and Telcordia's title thereto, including payment for satisfaction of liens, repairs, taxes, levies, and insurance, and all sums so paid or incurred by Telcordia, together with interest, and any reasonable legal fees incurred by Telcordia in connection therewith, shall be additional rent under this WS and payable by NAPA to Telcordia on demand. The performance of any act or payment by Telcordia as aforesaid shall not be deemed a waiver or release of any obligation or default on the part of NAPA.

         11) INDEMNITY. Except for the negligence or willful misconduct of Telcordia related to the Services provided in this section and/or any other related Work Statement, (i) NAPA assumes the risk of liability arising from or pertaining to the possession, operation, or use of the Hardware provided by Telcordia; and (ii) NAPA hereby agrees to defend, indemnify and hold Telcordia harmless from and against any and all claims, costs, expenses, damages, and liabilities arising from or pertaining to the use, possession, or operation of such Hardware.

         12) TELCORDIA'S CONSENT TO OFFSET. Without Telcordia's prior written consent, NAPA shall not (a) assign, transfer, pledge, hypothecate, or otherwise dispose of this WS, the Hardware provided by Telcordia, or any interest therein; or (b) sublet or lend such Hardware or permit it to be used by anyone other than NAPA or NAPA's employees.

         13) TELCORDIA'S ASSIGNMENT. Telcordia may assign this WS and/or mortgage the Hardware provided by Telcordia, in whole or in part, without notice to NAPA, however, if NAPA is given notice of such assignment, NAPA agrees to acknowledge receipt thereof in writing. Each such assignee and/or mortgagee shall have all of the rights, but none of the obligations of Telcordia under this WS. NAPA shall not assert against assignee and/or mortgagee any defense, counterclaim, or offset that NAPA may have against Telcordia. Notwithstanding any such assignment, Telcordia warrants that NAPA shall quietly enjoy use of such Hardware subject to the terms and conditions of this WS. Subject to the foregoing, this WS inures to the benefit of and is binding upon the heirs, legatees, personal representatives, successors, and assigns of the parties hereto.

         14) DEFAULT. If NAPA fails to pay when due any rental payment or other amount required herein to be paid by NAPA, or if NAPA makes an assignment for the benefit of creditors, whether voluntary or involuntary, or if NAPA shall make a bulk transfer of any of NAPA'S assets, or if NAPA discontinues NAPA's normal business operation for a period of ten (10) days or more, or if a petition is filed by or against NAPA under the bankruptcy laws of the United States, Telcordia shall have the right to exercise any one or more of the following remedies in order to protect the interest and reasonably expected profits and bargains of Telcordia:

                  A. Telcordia may recover from NAPA all rental payments and other amounts then due and as they shall thereafter become due hereunder;

                  B. Telcordia may take possession of any or all items of the Telcordia Provided Hardware and Software, wherever these items may be located, without demand or notice, without any court order or other process of law, and without liability to NAPA for any damages occasioned by such taking or possession, and in removing all such Hardware, Telcordia may, if permitted by law, use any of NAPA's licenses in respect to all such Hardware (any such taking or possession shall not constitute a termination of this
                           WS);

                  C. Telcordia may recover from NAPA, with respect to any and all items of such Hardware and Software that had been used and maintained as provided in this WS, provided, however, that upon repossession or surrender of such Hardware and Software, Telcordia shall sell, lease, or otherwise dispose of such Hardware in a commercially reasonable manner with or without notice, on public or private bid, at Telcordia's place of business as indicated in this WS, or at such other place as Telcordia shall determine, and apply the net proceeds thereof (after deducting all expenses, including attorneys fees, incurred in connection therewith) to the sum of monies due to Telcordia hereunder.

                  D. Telcordia may pursue any other remedy at law or in equity.

         15) OTHER DEFAULTS. If NAPA fails to perform any of the provisions under this WS or any other agreement with Telcordia, or if NAPA makes a bulk transfer of furniture, furnishings, fixtures, or other equipment or inventory, Telcordia shall have the right to exercise any remedy available at law or in equity, including but not limited to seeking damages or specific performance {and/or} obtaining an injunction.

         16) CUMULATIVE RIGHTS. No rights or remedy herein conferred upon or reserved to Telcordia is exclusive of any right or remedy herein or by law or equity provided or permitted, but each shall be cumulative of every other right or remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise, and may be enforced concurrently therewith or from time to time, but Telcordia shall not be entitled to recover a greater amount in damages than Telcordia could have gained by receipt of NAPA's full, timely, and complete performance of NAPA's obligations pursuant to the terms of this WS plus accrued expenses and interest.

The parties to this WS agree to the terms of the Master Agreement, as amended and this WS and further represent that this WS is executed by duly authorized representatives as of the dates below.

AGREED BY:                              TELCORDIA TECHNOLOGIES, INC.
NAP OF THE AMERICAS, INC.

By:    /s/ Brian K. Goodkind             By: /s/ Thelina E. Andersen
       ------------------------------       --------------------------------
Name:    Brian K. Goodkind              Name:     Thelina E. Andersen
         ----------------------------        --------------------------------

Title:   Executive Vice President and    Title:    Senior Contract Manager
         Chief Operating OFficer
        -----------------------------         -------------------------------
Date:                                   Date:   10-2-00
         ----------------------------         -------------------------------

By signing below, Terremark Worldwide, Inc. ("Terremark"), represents and warrants that it is the parent and principal shareholder of NAPA, and acknowledges and agrees that (i) in the event of any default by NAPA, Terremark automatically ratifies and confirms this WS and assumes any and all obligations and liabilities of NAPA hereunder; and (ii) Terremark will defend indemnify and hold Telcordia harmless from and against any and all claims, causes of action, settlements, loss, damages and costs arising from or relating to, directly or indirectly, any act or omission of NAPA. Terremark further acknowledges and agrees that Terremark's foregoing assumption of NAPA's obligations and indemnification of Telcordia shall (i) be in addition to, and shall not serve or operate to foreclose Telcordia from asserting, any and all rights and remedies Telcordia may have against NAPA at law or in equity; and (ii) permit Telcordia to seek to enforce any such rights or remedies against Terremark.

RATIFIED, CONFIRMED AND AGREED BY:
TERREMARK WORLD WIDE, INC.

By:  /s/ Brian K. Goodkind
    ---------------------------------
Name:    Brian K. Goodkind
    ---------------------------------

Title: Executive Vice President & COO
    ---------------------------------
Date:
    ---------------------------------

                                                                       EXHIBIT A

                       SAMPLE QUARTERLY BILL OF MATERIALS


-------- ------------------ -------------------------------- --------------- -------------------- -------------------------
Quantity      Product              Product Description         Estimated     Manufacturer's List  Estimated Price to NAPA
              Number                                         Telcordia Cost         Price
-------- ------------------ -------------------------------- --------------- -------------------- -------------------------
    3     Foundry BigIron     4 Slot Layer 2/3 switch with         $                  $                      $
               4000          RSP and 4-port Gigabit Ethernet
-------- ------------------ -------------------------------- --------------- -------------------- -------------------------
    3    Foundry B4P155-MM    4-port Packet over SONET OC3         $                  $                      $
                                     interface card.
-------- ------------------ -------------------------------- --------------- -------------------- -------------------------
    3       Foundry B&G       8-port Gigabit Interface Card        $                  $                      $
-------- ------------------ -------------------------------- --------------- -------------------- -------------------------
    3      Foundry B24E     24-Port 10/100 TX Interface Card       $                  $                      $
-------- ------------------ -------------------------------- --------------- -------------------- -------------------------
    3      Foundry RSP3          Redundant Power Supply            $                  $                      $
-------- ------------------ -------------------------------- --------------- -------------------- -------------------------
    4     Foundry NI800-4    NetIron 800 with RSP and 4-port       $                  $                      $
          Gigabit Ethernet   Interface Card
-------- ------------------ -------------------------------- --------------- -------------------- -------------------------
    6       Foundry B&G       8-port Gigabit Ethernet Card         $                  $                      $
-------- ------------------ -------------------------------- --------------- -------------------- -------------------------
    4      Foundry B24E     24-port 10/100 TX Interface Card       $                  $                      $
-------- ------------------ -------------------------------- --------------- -------------------- -------------------------
    6      Foundry RSP3          Redundant Power Supply            $                  $                      $
-------- ------------------ -------------------------------- --------------- -------------------- -------------------------
    4       Foundry NI8           NI8 Maintenance Cards            $                  $                      $
------------------------------------------------------------ --------------- -------------------- -------------------------
          Total                                                    $                  $                      $
------------------------------------------------------------ --------------- -------------------- -------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                CAPITAL PROGRAM JUSTIFICATION
---------------------------------------------------------------------------------------------------------------------------
NOTE: Justification of the capital program is intended to be based on business metrics to be developed jointly by Telcordia and NAPA. The specific business metrics and their associated values would be included in this table.
---------------------------------------------------------------------------------------------------------------------------

                        CONFIDENTIAL - RESTRICTED ACCESS



TELCORDIA TECHNOLOGIES
|
 -----------------------
 Performance from Experience




                            SCOPE CHANGE CONTROL FORM

This Scope Change No. 0NAP04-1 ("Scope Change") amends the Work Statement, Contract No. 0NAP04, ("Work Statement") between NAP of the Americas, Inc. ("NAPA"), a wholly owned subsidiary of Terremark Worldwide, Inc. ("Terremark"), and Telcordia Technologies, Inc. ("Telcordia"), and is effective as of this 12 day of April, 2001 ("Scope Change"). This Scope Change incorporates all the terms and conditions of the Work Statement and Agreement except as may be otherwise modified herein for the limited purpose set forth herein.

         1.       Title of Scope Change: Rate Table Amendment

         2.       Date of Scope Change: April 12, 2001

         3.       Originator of Scope Change: Max Figueroa

         4.       Reason for the Scope Change: Add rate for Associate Engineer

         5.       Details of the Scope Change (including any specifications):
                  The rate table under Section FEES AND PAYMENTS shall be amended to add a role of Associate Engineer at a rate of $l20/hour.

         6. Implementation timetable of the Scope Change: Upon execution of this Change Order.

         7.       Additional fees or refund, if any, of the Scope Change: N/A

         8. Impact of the Scope Change on other aspects of the Schedule, including but not limited to, the overall payment schedule, contractual provisions, and Deliverable schedules: N/A

         9.       Other Comments: N/A

The parties to this Scope Change agree to the terms of the Agreement and the Work Statement, and further represent that this Scope Change is executed by their respective authorized representatives in accordance with each parties' established corporate policy. The parties to this Scope Change further agree that any terms of the Agreement or Work Statement modified or amended by this Scope Change shall be applicable only for the limited purposes of this Scope Change, and any terms and conditions of the Agreement or Work Statement not modified hereby shall remain unchanged and in full force and effect.


AGREED BY:

NAP OF THE AMERICAS INC.                    TELCORDIA TECHNOLOGIES, INC.


By:        /s/ BRIAN K. GOODKIND            By:        /s/ THELINA E. ANDERSEN
               ------------------------               -------------------------
Name:      BRIAN K. GOODKIND                Name:      THELINA E. ANDERSEN
           ----------------------------                ------------------------
Title:     CHIEF OPERATING OFFICER          Title:     SENIOR CONTRACT MANAGER
           ----------------------------                ------------------------
Date:      4/13/01                          Date:      4/13/01
           ----------------------------                -----------------------



           TELCORDIA TECHNOLOGIES, INC. AND NAP OF THE AMERICAS, INC.
                        CONFIDENTIAL - RESTRICTED ACCESS
       This document and the confidential information it contains shall be distributed, routed or made available solely to authorized persons having a need to know within Telcordia and NAPA, except
                      with written permission of Telcordia.

                                                             MARKET STRATEGY AND
                          BUSINESS OPERATIONS DESIGN FOR THE NAP OF THE AMERICAS
                                                         WORK STATEMENT NO. 0005

-------------------------------------------------------------------------------


This Work Statement ("WS") is issued under the Master Agreement dated November 16, 2000 ("Master Agreement") between NAP of the Americas, Inc. ("NAPA"), a wholly owned subsidiary of Terremark Worldwide, Inc. ("Terremark") and Telcordia Technologies, Inc. ("Telcordia"). Telcordia shall provide the following Services under the terms and conditions of the Master Agreement and any additional terms contained in this WS.

SCOPE OF SERVICES

As described in this WS, Telcordia shall provide Professional Services associated with developing the Market Strategy and Business Operations Design ("Services") which will establish and manage the NAP of the Americas in Miami. In the balance of this document, "Telcordia" shall be understood to mean activities performed by either Telcordia or its parent company, SAIC, or both.

This WS will outline the Services Telcordia shall provide related to the market strategy and business operations involved in the formation of the NAPA. These Services shall include:

o        Market Strategy and Services Development

o        Tactical Marketing Development

o        Process Development

o        Financial Modeling

1.       DESCRIPTION OF SERVICES

Telcordia shall perform the following activities:

A.       MARKET STRATEGY AND SERVICES DEVELOPMENT

In order to begin offering basic services to the customers of the NAP of the Americas ("NAP Customers"), assumptions have been made as to the initial core services that would meet NAP Customers' needs. The following core services have been identified and will be offered initially. In support of this planning assumption, market strategy and additional service definition work will be undertaken, as outlined herein.

The core basic services that will initially be offered to NAP Customers are:

o Basic Public Peering Services which provides a connection to the NAP network supporting public peering and route arbitration services.

o Basic Private Peering Services which provides a connection between NAP Customers.

o Basic Collocation Services which provides for the rental of space within the NAP facility.

o Equipment Monitoring which provides for the monitoring of the customer equipment in the co-location space.

Building on these core services, the business analysis work proposed herein for the NAP of the Americas will provide recommendations on services, features and pricing. Leveraging market research, Telcordia and Terremark will jointly identify value added services which are most likely to meet the needs of the NAP of the Americas. These services will be rank ordered and evaluated in conjunction with Terremark. Potential prices, mix of services and services partners will be determined on an as needed basis. The Deliverables from this part of the project consist of an analysis of demand, pricing and competitors, resulting in a short-term market strategy.

Telcordia shall define and evaluate two (2) to three (3) alternative service models (wholesale, retail or a combination of wholesale/retail) for the Permanent NAP, with the goal of optimizing the balance among several key variables, for example, the value proposition for potential customers and the pros and cons of providing different services either directly by the NAP or indirectly, through partnerships, alliances or resale arrangements. The analysis shall consist of:

o With concurrence of Terremark, analysis of up to five (5) potential customer types in order to identify their preferred service needs and the service characteristics that present an attractive value proposition for them. The customer types will consist of global and regional carriers, Internet service providers ("ISPs"), and possibly intermediaries such as web hosting and application hosting companies or enterprise customers.

o        Analysis of service offerings that are available today from up to ten
         (10) competitors. In addition, the analysis will include future services that may be expected in the future based on competitors' current announcements about their investments and their business partnerships/alliances.

o Identification and analysis of services to be offered at the NAP with a time line and cost benefit analysis taking account of the infrastructure and software systems required to support these services.

o A composite analysis of services mapped to customer segments taking account of competitors' behavior.

o        Value added service descriptions for NAP Services.

Telcordia shall assist in developing a market strategy for a set of primary and ancillary services that may be provided directly at the NAP, remotely, or that may be provided to intermediaries for their customers. This aspect of this WS will be to develop primary and ancillary services that will potentially be offered at the Interim NAP and those offered at the Permanent NAP.

Telcordia shall perform the following activities, organized in two phases:

PHASE 1: SHORT-TERM MARKET STRATEGY FOR THE CORE/PRIMARY SERVICES

o Identify the primary connectivity services and estimate the traffic levels necessary for the NAP to get started.

o Create an analytical framework for the market strategy with NAP services defined at different levels of functionality from simple interconnection to all the state-of-the-art capabilities and features needed to attract multiple backbone providers to combine their public and private peering at NAP of the Americas.

o Develop the dimensions of the competition the NAP of the Americas faces from other players.

o Create preliminary value propositions for the different types of potential NAP of the Americas customers, such as carriers & service providers (IXCs, ISPs, CLECs, web-hosting companies and ASPs). This will involve a mapping of potential customers to the services they value and analysis of benefits of NAP of the Americas relative to their current suppliers.

o Create a mapping from potential clients to likely traffic levels for attracting "anchor tenants" and other tenants.

PHASE 2: MID-TERM MARKET STRATEGY

It is assumed that a carrier-neutral strategy for NAP of the Americas will be adopted to create an infrastructure that will enable the NAP Miami users to provide different value-added services, such as web hosting, caching, content delivery, storage, voice over IP, etc., to their customers. Careful consideration will be given to the NAPA to ensure that it is complimentary to and not unnecessarily competitive with its customer base.

The mid-term market strategy analysis will include an evaluation of potential services, functionality and competitor's services and models. The preliminary analysis of value propositions from Phase 1 will be completed in Phase 2 to determine the additional services and functionality needed for NAP of the Americas to attract different types of potential customers considering the opportunities to leverage early commitments of the customer base and the key risk factors. This work will consider business models for neutral services that can be provided directly to tenants of the NAP, such as, share hands, network security, network back up and storage, web hosting, caching, performance monitoring and reporting, etc. The work activities will be as follows:

o Validate the belief that interconnection at NAP of the Americas can generate significant savings in transport cost for regional carriers and ISPs. Identify functionality requirements of web hosting/co-location companies.

o        Identify functionality requirement for enterprise customers.

o Identify additional functionality such as higher levels of reliability, security, scalability and customer care required for NAP of the Americas to differentiate itself from interconnection service providers like Equinix. InterNAP, Savvis, SDFC and Colo.com.

o Analyze value-added services for example, caching, security, storage and disaster recovery services.

o Analyze the content delivery service business and incentives required to attract Hispanic-focused ISPs to the NAP of the Americas.

o Analyze new service offerings announced by competitors on an on-going basis.

o Analyze likely future offerings based on competitors' announcements about their investments and their business partnerships/alliances.

o Identify managed services and third-party providers that can deploy in partnership or reseller arrangements with Terremark.

o Develop recommendations regarding business partnerships/revenue-sharing arrangements with Best-of-Breed players for the NAP of the Americas to differentiate its value-added service offerings.

o Review the capabilities of the supporting NAP of the Americas operations infrastructure and network operations center to determine if these internal support mechanisms could be leveraged to provide external value added services. For example, on going monitoring services for third party equipment.

B.       TACTICAL MARKETING DEVELOPMENT

Telcordia shall assist NAP of the Americas with their marketing efforts in supplying on-going technical resources that will be available to the sales force to assist with market development, product planning, presentation preparation, customer meetings, customer inquiries and technical sales support for the duration of this work statement.

C.       PROCESS DEVELOPMENT

Telcordia shall develop and document process flows for the Marketing and Sales Process and shall coordinate interface points with the processes being handled via the BSS/OSS Service Bureau in San Diego. These interface points will be designed and documented to facilitate flow-through of customer orders throughout all of the critical business processes at a high level (service activation and provisioning, service assurance and maintenance and customer care and billing). It is assumed that these critical processes will be managed at the BSS/OSS Service Bureau in San Diego.

Telcordia process consultants shall also work with appropriate NAPA staff to review and approve all of the processes that will be utilized at the BSS/OSS Service Bureau in San Diego. Telcordia process consultants shall also evaluate the documented processes and identify any business processes that may not be fully developed and/or adequately documented. Telcordia shall produce a report of these gaps and develop a plan to close any process gaps identified. Telcordia shall implement this plan to close any identified process gaps.

D.       FINANCIAL MODELING

Telcordia, in conjunction with the Market Strategy consultants, shall conduct analyses to determine the expected cash flow for NAPA. Inputs to the financial analysis are described below. The result will be a financial analysis encompassing discounted cash flow, expected payback period and rate of return for the given strategic direction over a three to five year planning period.

1. Revenue Projections: Telcordia shall work with NAPA to develop projections for the potential revenues associated with each service identified by the Market Strategy group. Market strategy, service portfolio and other economic factors will be used as input to these revenue projections.

2. Investment Projections: Telcordia shall work with NAPA or other appropriate resources to determine the investments required to support the services.

3. Expense Projections: Telcordia will work with NAPA or other appropriate resources to develop the network and operational expenses that can be expected in support of these services.

4. Sensitivity Analysis: Telcordia shall develop a sensitivity analysis to assess the critical factors driving the value of the opportunity and impacts of uncertainties.

2.       NO YEAR 2000 SERVICES

By mutual agreement of the parties, other than as provided for in Section 5.4, Third Party Year 2000 Compliance of the Master Agreement, the scope of the Services and Deliverables, if any, to be provided by Telcordia hereunder does not include any work relating to the Year 2000 Computer Problem, as defined in
Section 1.4 of the Master Agreement, including, but not limited to, any Year 2000 analyses, assessment, remediation, testing or any other Services or Deliverables related to the Year 2000 Computer Problem.

3.       NAPA RESPONSIBILITIES

a) NAPA shall provide Telcordia with a single point of contact empowered to make decisions related to the Services within one (1) week of contract execution.

b) NAPA shall provide appropriate facilities at NAPA's sole expense for Telcordia's use at the NAPA site, for the sole purpose of providing NAPA the Services identified in this WS, for the term of this WS, including but not limited to, work space, desk, telephones with outside long distance line, workstation/PC with logins and communications links to NAPA's network, and access to all necessary systems, buildings and NAPA personnel. Where practical and at no additional direct cost to Telcordia, Telcordia facilities will be used from time to time.

Failure to perform any of the above NAPA responsibilities may cause schedule delays or may result in additional costs to NAPA.

4.       FEES AND PAYMENTS

NAPA shall pay Telcordia for the Services provided in this WS on a time and materials basis.

a) ESTIMATED AMOUNTS: Telcordia estimates that the Time and Material fee for the Services will be approximately US$1,700,000 ("Estimated Fee"), excluding out of pocket expenses and materials. The Estimated Fee is non-binding on Telcordia; Telcordia shall notify NAPA when it reaches eighty-five percent (85%) of the Estimated Fee. Telcordia shall obtain prior written approval to exceed the Estimated Fee in the aggregate (fees plus reimbursable expenses). Telcordia reserves the right to suspend the performance of Services hereunder and toll the term of this WS until NAPA approves in writing a revised Estimated Fee, if any.

b) BILLING: NAPA shall pay Telcordia for the Services on the following basis:

           1) LABOR: All labor shall be reimbursed on an hourly basis, based on the actual hours incurred multiplied by the hourly rates as set forth below. The rates below represent Preferred Pricing rates as defined in Section 2 of the Master Agreement, as amended. The table below is an inclusive rate table and not all job categories will be used in this WS.


                               NAP of the Americas
---------------------------------------- --------------------------------------------- ---------------
ROLE                                     NAP OF THE AMERICAS ROLES                     RATE
---------------------------------------- --------------------------------------------- ---------------
Governance                               VP-General Manager                                 $315
---------------------------------------- --------------------------------------------- ---------------
                                         Program Manager                                    $242
---------------------------------------- --------------------------------------------- ---------------
                                         Project Manager                                    $180
---------------------------------------- --------------------------------------------- ---------------
                                         Project Controller                                 $144
---------------------------------------- --------------------------------------------- ---------------
                                         Principal                                          $315
---------------------------------------- --------------------------------------------- ---------------
Consulting                               Principal Consultant                               $242
---------------------------------------- --------------------------------------------- ---------------
                                         Senior Consultant                                  $180
---------------------------------------- --------------------------------------------- ---------------
                                         Consultant                                         $144
---------------------------------------- --------------------------------------------- ---------------
                                         Principal                                          $315
---------------------------------------- --------------------------------------------- ---------------
                                         Engineering Principal Engineer                     $242
---------------------------------------- --------------------------------------------- ---------------
                                         Senior Engineer                                    $180
---------------------------------------- --------------------------------------------- ---------------
                                         Engineer                                           $144
---------------------------------------- --------------------------------------------- ---------------
                                         Principal                                          $315
---------------------------------------- --------------------------------------------- ---------------
Operations                               Operations Manager                                 $242
---------------------------------------- --------------------------------------------- ---------------
                                         Systems Administrator                              $144
---------------------------------------- --------------------------------------------- ---------------
                                         Senior Technician                                  $120
---------------------------------------- --------------------------------------------- ---------------
                                         Technician                                         $95
---------------------------------------- --------------------------------------------- ---------------
                                         Junior Technician                                  $70
---------------------------------------- --------------------------------------------- ---------------
                                         Customer Care Representative                       $70
---------------------------------------- --------------------------------------------- ---------------
                                         Provisioning Specialist                            $95
---------------------------------------- --------------------------------------------- ---------------
                                         Billing Specialist                                 $70
---------------------------------------- --------------------------------------------- ---------------
Support                                  Administration Specialist                          $60
---------------------------------------- --------------------------------------------- ---------------

           2) Other Direct Costs and Materials: NAPA shall reimburse Telcordia for all reasonable out-of-pocket expenses incurred in connection with the Services, including, but not limited to, travel, lodging, meals, telephone, all materials purchased by Telcordia exclusively for use in performing the Services. Telcordia shall bill NAPA for these out of pocket expenses at cost on a monthly basis.

Telcordia shall bill NAPA on a monthly basis as specified in Section 2.2 of the Master Agreement, as amended.

5.       DELIVERABLES

Telcordia shall provide the following Deliverables. Telcordia shall provide written Deliverables in Microsoft Word(R) format or as mutually agreed by the parties:

DELIVERABLE 1: SHORT-TERM MARKET STRATEGY FOR CORE PRIMARY SERVICES

o Report on preliminary value propositions for the different types of potential NAP of the Americas customers, such as carriers & service providers (IXCs, ISPs, CLECs, web-hosting companies and ASPs,). This will involve a mapping of potential customers to the services they value and analysis of benefits of NAP of the Americas relative to their current suppliers.

DELIVERABLE 2: MID-TERM MARKET STRATEGY

o On-going analysis of new service offerings announced by competitors and identification of additional functionality such as higher levels of reliability, security, scalability and customer care required for the NAPA to differentiate itself from others. These analyses will lead to a report with recommendations regarding potential partnerships or arrangements with best of breed players for NAPA to differentiate its value added service offerings. Telcordia will provide an interim report by January 31, 2001 focused on simpler services which could be more quickly deployed by the NAP of the Americas.

DELIVERABLE 3: PROCESS DEVELOPMENT

o Assist in the design and documentation of the Marketing and Sales Process for NAPA in Microsoft PowerPoint(R)or Visio(R)format

o Design and document interface points to the processes under development at the BSS/OSS Service Bureau in San Diego

o Identify and document any processes that may not be fully developed and documented and produce a report of these gaps

o    Develop a plan to close any process gaps identified

o    Implement the plan to close any identified process gaps

DELIVERABLE 4: FINANCIAL MODELING

o A financial analysis report in Microsoft PowerPoint(R) including Revenue Projections, Investment Projections, Expense Projections, and a Sensitivity Analysis

6.       SCHEDULE OF SERVICES

The term of this WS is September 1, 2000 through December 31, 2001.

This WS will commence upon the execution of both parties at the agreed upon worksite in Miami, and will be in force for the work performance period or as mutually agreed upon by the parties in writing. The following schedule is provided for information and planning purposes only until such time as a detailed project schedule is developed and agreed upon in writing by Telcordia and NAPA ("Definitive Project Schedule"). The parties agree to work cooperatively and in good faith toward developing the Definitive Project Schedule within two (2) weeks of execution of this WS. All project milestones and their dependencies will be reflected in the Definitive Project Schedule.


------------------------------------------------------------------------- --------------------------------------------
                         MILESTONE DESCRIPTION                                          ESTIMATED DATE
------------------------------------------------------------------------- --------------------------------------------
MARKET STRATEGY MILESTONES
------------------------------------------------------------------------- --------------------------------------------
Short-term Market Strategy                                                January 5, 2001
------------------------------------------------------------------------- --------------------------------------------
Mid-term Market Strategy                                                  On-going for term of this WS Interim
                                                                          report - January 31, 2001
------------------------------------------------------------------------- --------------------------------------------
TACTICAL MARKETING DEVELOPMENT                                            On-going for term of this WS
------------------------------------------------------------------------- --------------------------------------------
BUSINESS PROCESS MILESTONES
------------------------------------------------------------------------- --------------------------------------------
Design and document the Marketing and Sales Process for NAPA              November 17, 2000
------------------------------------------------------------------------- --------------------------------------------
Design and document interface points to BSS/OSS Service Bureau in San     December 1, 2000
Diego
------------------------------------------------------------------------- --------------------------------------------
Complete Gap Analysis                                                     December 1, 2000
------------------------------------------------------------------------- --------------------------------------------
Plan to close Process Gaps developed                                      December 8, 2000
------------------------------------------------------------------------- --------------------------------------------
Plan to close Process Gaps implemented                                    December 29, 2000
------------------------------------------------------------------------- --------------------------------------------
FINANCIAL ANALYSIS MILESTONE
------------------------------------------------------------------------- --------------------------------------------
Financial Analysis Report                                                 On-going for term of this WS
------------------------------------------------------------------------- --------------------------------------------

7.       LOCATION OF SERVICES

Unless otherwise specified and agreed to in writing by NAPA and Telcordia, Telcordia shall provide Services at Telcordia facilities or NAPA facilities within the continental United States.

8.       TELCORDIA CONTACTS


                  TECHNICAL CONTACT                                    ADMINISTRATIVE CONTACT
                  -----------------                                    ----------------------


Janice Dahiquist                                        Beth Morgan
Sr. Consultant., Professional Services                  Director, Professional Services
1200 Brickell Avenue, Suite 1200                        1200 Brickell Avenue, Suite 1200
Miami, FL 33131                                         Miami, FL 33131
Telephone:      305-372-7974                            Telephone:        305-372-7970
Fax:            305-349-2030                            Fax:              305-349-2030
Email:          jdahlqui@ telcordia.com                 Email:            Mmorganl@telcorclia.com


9.       TERREMARK CONTACTS

                  ADMINISTRATIVE CONTACT
Brian Goodkind
Executive Vice President & Chief Operating Officer
Terremark Worldwide, Inc.
2601 S. Bayshore Drive, 9th Floor
Coconut Grove, Florida  33133
Telephone:        305-860-7829
Fax:              305-856-0252
Email:            bgoodkind@terremark.com

10.      OTHER TERMS AND CONDITIONS

a)   Acceptance of Services

     Acceptance of Services shall be deemed to have occurred upon having performed such Services.

The parties to this Work Statement agree to the terms of the Professional Services Master Agreement and this Work Statement and further represent that this Work Statement is executed by duly authorized representatives as of the dates below.


AGREED BY:                              TELCORDIA TECHNOLOGIES, INC.
NAP OF THE AMERICAS, INC.

By:      /s/ BRIAN K. GOODKIND          By:    /s/ THELINA E. ANDERSEN
         ---------------------------            -----------------------------

Name:    BRIAN K. GOODKIND              Name:     THELINA E. ANDERSEN
         ---------------------------            -----------------------------

Title:   Executive Vice President &     Title:    Senior Contract Manager
         Chief Operating Officer
         ---------------------------            -----------------------------
Date:    11-16-00                        Date:   11-29-00
         ---------------------------            -----------------------------

                       CONFIDENTIAL -- RESTRICTED ACCESS

Telcordia
Technologies
|------------------------
PERFORMANCE FROM EXPERIENCE


                                     BSS/OSS OPERATIONAL SUPPORT FOR INTERIM NAP
                                                         WORK STATEMENT NO. 0006
                                                             CONTRACT NO. 1NAP06

-------------------------------------------------------------------------------

This Work Statement ("WS") is issued under the Master Agreement, as amended dated August 9, 2000 ("Master Agreement") between NAP of the Americas, Inc., (`~NAPA"), a wholly owned subsidiary of Terremark Worldwide, Inc. ("Terremark") and Telcordia Technologies, Inc. ("Telcordia"). Telcordia shall provide the following Services under the terms and conditions of the Master Agreement ("MA") and any additional terms contained in this WS.

1. SCOPE OF SERVICES

As described in this WS, Telcordia shall provide Professional Services and Service Bureau Services associated with operation of an Internet Network Access Point ("NAP") network called the NAP of' the Americas Miami at an interim location in Miami ("Interim NAP"). For operation of the Network Operations Center ("NOC"), Telcordia shall be using the services of its parent company, Science Applications International Corporation, Inc. ("SAIC"). As described in this WS, SAIC shall provide the Services necessary to set up a pre-defined suite of Business Support Systems / Operations Support Systems ("BSS/OSS") applications to operate in the data center in SAIC facilities in San Diego, California ("Data Center") to support the NAP of the Americas business specifications, during the period of time the Interim NAP is functioning. In the balance of this document, "Telcordia" shall be understood to mean activities performed by either SAIC, Telcordia, or both.

Telcordia shall provide Professional Services in support of the following service offerings to carriers by NAP of the Americas:

         o  Public peering

         o  Private peering

         o  Co-location

         o  Equipment

         o  Management services for customer equipment and facilities

         o  Service level monitoring for private peering

                       CONFIDENTIAL -- RESTRICTED ACCESS

         o  Internet access

         o  Per port firewalls

         o  Server health monitoring

         o  Device level monitoring

         o  Custom solutions involving premise wiring

Telcordia shall provide the following services from the San Diego Data Center:

         o  Interface to Billing -- provided by BSS;

         o  Call Center -- provided by BSS, and;

         o  Network Operations Center -- provided by OSS.

Telcordia shall also provide the development, deployment and operation of the security system for the interim NAP.

2.       DESCRIPTION OF SERVICES

         2.1.     BILLING (RAPIDAPPS(TM)SERVICE BUREAU)

                  o Telcordia shall gather the following information on an ongoing basis during the term of this WS as NAP services are activated for NAPA customers:

                           o Customer profiles, as contained in service orders or via the call center;

                           o    Service activation dates; and

                           o    Other service data, as required.

         2.2.     CALL CENTER (RAPIDAPPS(TM)SERVICE BUREAU)

                  The call center shall provide the first level of customer contact for the following communications as prescribed by the M&Ps developed in WS-0003:

                  o        Sales orders -- shall be directed to the NOC;

                  o Sales & marketing contacts -- shall be directed to Telcordia or NAPA sales and marketing offices, as directed by NAPA;

                  o        Trouble reports -- shall be directed to the NOC, and;

                       CONFIDENTIAL -- RESTRICTED ACCESS

                  o        Billing questions -- Shall be directed to Terremark.

                  Incoming calls shall be processed by automated call distribution ("ACD") equipment and manned twenty-four (24) hours per day seven (7) days per week, inclusive of holidays, along with operator support.

         2.3.     NETWORK OPERATIONS CENTER (RAPIDAPPS(TM)SERVICE BUREAU)

                  The NOC shall provide the following services as prescribed by the M&Ps developed in WS-0003:

                  o Interim NAP equipment monitoring -- The NOC shall monitor equipment of the Interim NAP to identify problems, initiating corrective action as required. This includes all equipment directly connected to the NAP, including customer owned equipment. For customer equipment directly monitored by the customer's management control center, the customer

                  o must relay the equipment status to the NOC in order for the NOC to be able to recognize and diagnose any problem with any equipment or circuit connected to the NAP.

                  o Customer co-located equipment monitoring -- The NOC shall optionally monitor customer equipment located in the Interim NAP facility not directly connected to the NAP but engaged in private peering connections at an additional cost to NAPA. This equipment must be configured in accordance with the requirements of the service description for co-located equipment. This is an optional service the customer can request to be performed; an additional fee will be charged for this service. If problems are detected by the NOC, corrective action shall be initiated as required.

                  o Customer remotely located equipment monitoring -- The NOC shall optionally monitor customer equipment not located in the Interim NAP facility and engaged in private peering connections within the Interim NAP facility at an additional cost to NAPA. This equipment must be configured in accordance with the requirements of the service descriptions. This is an optional service the customer can request to be performed, an additional fee will be charged for this service. If problems are detected by the NOC, corrective action shall be initiated as required.

                  o Order processing -- The NOC shall process orders for public peering and private peering as prescribed by the M&Ps developed in WS-0003, including new orders, changed orders, and service cancellations. This process includes the following actions:

                           o Develop customer and network databases associated with the order;

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                       CONFIDENTIAL -- RESTRICTED ACCESS

                           o Schedule all functions associated with the new order;

                           o Initiate equipment and circuit procurements as required;

                           o Allocate Interim NAP equipment and circuit resources as required;

                           o Initiate on site Interim NAP operational work,

                           o        Provision equipment as required;

                           o        Conduct service assurance;

                           o Communicate and coordinate service turn on with the customer, and;

                           o Communicate necessary information to the BSS for billing actions requested.

                  o Interim NAP Maintenance - The NOC shall perform normal maintenance on the Interim NAP infrastructure, to include testing of all changes and upgrades.

         2.4.     INFORMATION SECURITY (TIME & MATERIAL SERVICES)

                  Telcordia shall refine and confirm M&Ps and implement security provisions not covered by internal NAP security provisions and physical security as follows:

                  STAGE 1 - PLAN

                           Network Security Monitoring Strategic Planning -- Telcordia shall provide planning in the area of Security Operations Center and Technical Call Center Support. This planning shall include: strategic security planning, security monitoring (e.g., firewall management, VPN Services, intrusion detection).

                  STAGE 2 - DESIGN

                           Network Security Monitoring Architecture Support -- Telcordia shall provide architecture support in the area of Security Operations Center and Technical Call Center Support. This support shall include: network security monitoring (e.g., access control, firewall management, VPN Services, intrusion detection), network security architecture and pre-operational testing. Telcordia may provide support in the development of software as needed to implement security-relevant applications, specialized operating system modification, smart card integration, etc. as directed. This architecture support shall include interface/integration with other network and operational elements, such. as the Foundry security layer services.

                       CONFIDENTIAL -- RESTRICTED ACCESS

                           NETWORK SECURITY MONITORING PROCESS AND PROCEDURES -- Telcordia shall provide support in the development and review/evaluation of network security monitoring policies and procedures as necessary. Telcordia shall support the development of Security Test Plans, which shall describe the types, scope, objectives, schedule, and test criteria. Telcordia shall also produce security test reports, detailing the results, architectural impacts and recommendations for future development and/or follow-on testing.

                           SECURITY POLICY/PROCEDURES DEVELOPMENT/ANALYSIS
                           (INCLUDING DISASTER RECOVERY OF BUSINESS CONTINUITY PLANNING) -- Telcordia shall provide support in the development and review/evaluation of security policies and procedures, Disaster Recovery Planning/Business Continuity.

                  STAGE 3 - DEPLOY

                           INITIAL SECURITY TRAINING/PREPAREDNESS OF PERSONNEL -- Telcordia shall support information technology security awareness and deliver site-specific preparedness training in the areas of prevention, reporting, mitigation, and escalation. A broad-based tailored program shall be provided on site for operating staff personnel.

                           INFORMATION SECURITY ASSESSMENTS -- Telcordia shall provide a comprehensive independent information security assessment (ISA) including internal and external network penetration testing, on-site facilities assessment, staff interviews, review of existing policies and procedures and operational environment. This includes an initial assessment at the initiation of operations and a follow-up assessment at the 4-6 month point of operations, as appropriate.

                           DISASTER RECOVERY/BUSINESS CONTINUITY TESTING - Telcordia shall create operational procedures and processes associated with Disaster Recovery/Business Continuity and shall perform testing and evaluation of their completeness.

                           FIREWALL CONFIGURATION/INSTALLATION/TESTING -
                           Telcordia shall configure, at the Managed Network Service Center ("MNSC"), a Firewall containing a tailored customer configuration policy. Telcordia shall install the Firewall at the Interim NAP facility and execute acceptance testing for transition to remote monitoring at the MNSC. Firewall configuration/installation testing is a per firewall requirement and is based on client specific requirements. Any colocation customer firewall configuration/installation/testing will be performed for an additional fee.

                       CONFIDENTIAL -- RESTRICTED ACCESS

3.       DELETED

4.       NAPA RESPONSIBILITIES

NAPA's responsibility is to provide operational interface support to the billing operations conducted by the BSS.

Failure to perform any of the above NAPA responsibilities may cause schedule delays or may result in additional costs to NAPA.

5.       ASSUMPTIONS

In addition to any assumptions specified in the Sections above, Telcordia has based its estimates for the performance of the Services on the following assumptions. Changes to these assumptions may change Telcordia's estimates of the performance of Services, and such changes shall be managed in accordance with Section 13 of the Master Agreement, as amended.

         o For the term of this WS, Telcordia requires 24 hour, 7 day a week unescorted access to the interim facility, inclusive of holidays;

         o For the term of this WS, Operations support coverage for NOC operations, help desk and Call Center shall be provided seven
                  (7) days per week, twenty four (24) hours per day, inclusive of holidays;

         o Back-office business systems support (BSS) shall be provided twelve (12) hours per day, five (5) days per week, exclusive of holidays;

         o Operations support systems (OSS) and BSS system components shall not be integrated during the term of this WS;

         o Service Center support is on a partial basis during December 2000, as this month represents the period of integration testing and controlled customer introduction. Full service center support as described in this WS is provided for the period January -- June 2001. Service Center support is on a partial basis during July 2001, as this month represents the period of transition of services from the Interim NAP to the Permanent NAP.

         o The number of customers in the Interim NAP is expected to be no greater than fifty (50) customers;

         o The number of monitored network elements shall not exceed fifty (50);

         o A Port is defined as a physical connection to an Interim NAP edge device or comparable equipment;

         o No more than an average of forty-five (45) trouble calls per port per year at the Call Center are anticipated;

                       CONFIDENTIAL -- RESTRICTED ACCESS


         o All calls into the Call Center are assumed to be voice only (no fax/email calls);

         o Call Center shall provide ACD for ordering, trouble ticketing, sales & marketing, and billing;

         o Call Center services shall not provide interactive voice response, and;

         o Redundant NOC facilities are not provided in the interim system, outside of those facilities located in the interim facility itself.

o Security monitoring includes NAP only. Firewall and intrusion detection setup and monitoring for collocation customers is not included in this WS and will be billed on a volume basis.

6.       FEES AND PAYMENTS

NAPA shall pay Telcordia for the Services on a time and materials and fee for service basis as follows:

         1) ESTIMATED AMOUNTS: Telcordia estimates that the Time and Material fee for the Services detailed in Section 2.4 of this WS shall be approximately $520,000, excluding out of pocket expenses and materials. This estimate is not binding. Telcordia shall notify NAPA when it reaches eighty-five percent (85%) of the Estimated Fee. Telcordia shall obtain prior written approval to exceed the Estimated Fee. Telcordia reserves the right to suspend the performance of Services hereunder and toll the term of this WS until NAPA approves in writing a revised Estimated Fee, if any.

         2) FIXED FEE: The fixed fee for Rapid Apps(TM) Service Bureau operations detailed in Sections 2.1, 2.2 and 2.3 of this WS shall total $340,000. Service Center fees are based on the assumptions in Section 5 of this WS for the projected activity in the interim NAP facility. The total Service Center fees for the duration of this WS are $340,000. This is a fixed price. This pricing is based on not exceeding the projected activity assumptions of paragraph 5. If ramp up and operations volume exceeds the projected activity assumptions of paragraph 5, we will revisit the fixed fee for Service Bureau operations.

                       CONFIDENTIAL -- RESTRICTED ACCESS



         3) BILLING: NAPA shall pay Telcordia for the Services on the following bases:

                  a. Fixed Fee Services: Telcordia shall invoice NAPA for the fixed fee services detailed in Sections 2.1, 2.2, and 2.3 of this WS in accordance with the following schedule:

                               December 2000                 $      30,000
                               January 2001                  $      46,670
                               February 2001                 $      46,666
                               March 2001                    $      46,666
                               April 2001                    $      46,666
                               May 2001                      $      46,666
                               June 2001                     $      46,666
                               July 2001                     $      30,000

                               TOTAL                         $     340,000

                  b. Time and Materials Services: Telcordia shall invoice NAPA for the Time and Materials services detailed in
                           Section 2.4 of this WS in accordance with the following provisions:

                           A) LABOR: All labor shall be reimbursed on an hourly basis, based on the actual hours incurred multiplied by the hourly rates as set forth below. The rates below represent Preferred Pricing rates as defined in
                                    Section 2 of the Master Agreement, as
                                    amended.

                               NAP OF THE AMERICAS

                  ------------------------------ ------------------------------------ ---------------------------
                              ROLE                    NAP OF THE AMERICAS ROLES                  RATE
                  ------------------------------ ------------------------------------ ---------------------------
                  GOVERNANCE                     VP-General Manager                              $315
                  ------------------------------ ------------------------------------ ---------------------------
                                                 Program Manager                                 $242
                  ------------------------------ ------------------------------------ ---------------------------
                                                 Project Manager                                 $180
                  ------------------------------ ------------------------------------ ---------------------------
                                                 Project Controller                              $144
                  ------------------------------ ------------------------------------ ---------------------------
                                                 Principal                                       $315
                  ------------------------------ ------------------------------------ ---------------------------

                  ------------------------------ ------------------------------------ ---------------------------
                  CONSULTING                     Principal Consultant                            $242
                  ------------------------------ ------------------------------------ ---------------------------
                                                 Senior Consultant                               $180
                  ------------------------------ ------------------------------------ ---------------------------
                                                 Consultant                                      $144
                  ------------------------------ ------------------------------------ ---------------------------
                                                 Principal                                       $315
                  ------------------------------ ------------------------------------ ---------------------------

                  ------------------------------ ------------------------------------ ---------------------------
                  ENGINEERING                    Principal Engineer                              $242
                  ------------------------------ ------------------------------------ ---------------------------
                                                 Senior Engineer                                 $180
                  ------------------------------ ------------------------------------ ---------------------------
                                                 Engineer                                        $144
                  ------------------------------ ------------------------------------ ---------------------------
                                                 Principal                                       $315
                  ------------------------------ ------------------------------------ ---------------------------

                       CONFIDENTIAL -- RESTRICTED ACCESS

                  ------------------------------ ------------------------------------ ---------------------------
                              ROLE                    NAP OF THE AMERICAS ROLES                  RATE
                  ------------------------------ ------------------------------------ ---------------------------
                  ------------------------------ ------------------------------------ ---------------------------
                  OPERATIONS                     Operations Manager                              $242
                  ------------------------------ ------------------------------------ ---------------------------
                                                 Systems Administrator                           $144
                  ------------------------------ ------------------------------------ ---------------------------
                                                 Senior Technician                               $120
                  ------------------------------ ------------------------------------ ---------------------------
                                                 Technician                                       $95
                  ------------------------------ ------------------------------------ ---------------------------
                                                 Junior Technician                                $70
                  ------------------------------ ------------------------------------ ---------------------------
                                                 Customer Care Representative                     $70
                  ------------------------------ ------------------------------------ ---------------------------
                                                 Provisioning Specialist                          $95
                  ------------------------------ ------------------------------------ ---------------------------
                                                 Billing Specialist                               $70
                  ------------------------------ ------------------------------------ ---------------------------

                  ------------------------------ ------------------------------------ ---------------------------
                  SUPPORT                        Administration Specialist                        $60
                  ------------------------------ ------------------------------------ ---------------------------

                  OTHER DIRECT COSTS AND MATERIALS: NAPA shall reimburse Telcordia for all reasonable out-of-pocket expenses incurred in connection with the Services, including, but not limited to, travel, lodging, meals, telephone, all materials purchased by Telcordia exclusively for use in performing the Services. Telcordia shall bill NAPA for these out of pocket expenses at cost on a monthly basis.

Telcordia shall bill NAPA on a monthly basis as specified in section 2.2 of the Master Agreement.

7. DELIVERABLES

Telcordia shall provide the following Deliverables:

DELIVERABLE 1: BILLING PROCESSING

Billing services as prescribed in the M&Ps developed in WS-0003 shall be provided throughout the term of this WS. In delivering this service, Remedy shall be actively employed.

DELIVERABLE 2: CUSTOMER CARE

Customer care services as prescribed in the M&Ps developed in WS-0003 shall be provided throughout the term of this WS. In delivering this service, Remedy and Visionael shall be actively employed.

DELIVERABLE 3: NETWORK OPERATIONS CENTER

Network operations services as prescribed in the M&Ps developed in WS-0003, the RapidApps NOC Concept of Operations, and the Telcordia Network Management Architecture shall be provided throughout the term of this WS. In delivering this service, HP OpenView, NetCool, Remedy and Visionael shall be actively employed.

                       CONFIDENTIAL -- RESTRICTED ACCESS



DELIVERABLE 4: INFORMATION SECURITY PLAN- STAGE 1

Development of the Network Security Monitoring Strategic Plan. Telcordia will provide a formalized delivery plan/schedule as well as the actual document.

DELIVERABLE 5: INFORMATION SECURITY DESIGN- STAGE 2

Development of the Network Security Monitoring Architecture Document. Telcordia will provide a formalized delivery plan/schedule as well as the actual document.

Development of Network Security Monitoring Process and Procedures. Telcordia will provide a formalized delivery plan/schedule as well as the actual document.

Development of formalized Security Policy/Procedures. Telcordia will provide a formalized delivery plan/schedule as well as the actual document.

DELIVERABLE 6: INFORMATION SECURITY DEPLOYMENT- STAGE 3

Development of the Initial Security Training/Preparedness program. Telcordia will provide a formalized delivery plan/schedule as well as the course results.

Development of an Information Security Assessment Report and Briefing. Telcordia will provide a formalized delivery plan/schedule as well as the actual, documented findings/recommendations.

Development of a Disaster Recovery/Business Continuity Plan. This includes the development and execution of the Security Test Plan, we will provide a formalized delivery plan/schedule as well as the test plan, test results, and recommendations.

Development and execution of the Certification and Accreditation activity. Telcordia will provide a formalized delivery plan/schedule as well as the Certification test plan, test results, and recommendations

8. SCHEDULE OF SERVICES

The term of this WS is December 1, 2000 through July 31, 2001.

This Work Statement shall commence upon the execution of both parties at the agreed upon worksite in Miami, and shall be in force for the work performance period. The following schedule is provided for information and planning purposes only until such time as a detailed project schedule is developed and agreed upon in writing by Telcordia and NAPA ("Definitive Project Schedule"). The parties agree to work cooperatively toward developing the Definitive Project Schedule within 2 weeks of the date this WS is executed by both Parties. All project milestones and their dependencies shall be reflected in the Definitive Project Schedule.

                       CONFIDENTIAL -- RESTRICTED ACCESS


The anticipated schedule for the project includes the following tasks:

         ----------------------- ------------------------------------------------ -----------------------------------
                TASK NO.                        TASK DESCRIPTION                            ESTIMATED DATE
         ----------------------- ------------------------------------------------ -----------------------------------
                   1             Customer Care                                    Commence 12/1/00
         ----------------------- ------------------------------------------------ -----------------------------------
                   2             Billing                                          Commence 12/1/00
         ----------------------- ------------------------------------------------ -----------------------------------
                   3             Network Operations Center                        Commence 12/1/00
         ----------------------- ------------------------------------------------ -----------------------------------
                   4             Deliver Information security plan-Stage 1        November 1, 2000
         ----------------------- ------------------------------------------------ -----------------------------------
                   5             Deliver Information security design-Stage 2      December 1, 2000
         ----------------------- ------------------------------------------------ -----------------------------------
                   6             Deliver Information security deployment-Stage 3  December 20, 2000
         ----------------------- ------------------------------------------------ -----------------------------------

9. LOCATION OF SERVICES

Unless otherwise specified and agreed to in writing by NAPA and Telcordia, Telcordia shall provide the Services at Telcordia facilities or NAPA facilities in Miami, Florida.

10. TELCORDIA CONTACTS


                      TECHNICAL CONTACT                                              ADMINISTRATIVE CONTACT
                      -----------------                                              ----------------------
Gary Shilling                                                  Beth Morgan
SAIC                                                           Director, Professional Services
10260 Campus Point Drive,                                      1200 Brickell Avenue, Suite 1200
MS-E2B                                                         Miami, FL 33131
San Diego, CA 92121                                            Telephone:                           305-372-7970
Telephone:                         858-826-9889                Fax:                                 305-349-2030
Fax:                               858-826-9339                Email:                               Mmorgan1@telcordia.com
Email:                             Gary.d.shilling@saic.com


11. OTHER TERMS AND CONDITIONS

         a)       ACCEPTANCE

         Acceptance of Services shall be deemed to have occurred upon having performed such Services.

                       CONFIDENTIAL -- RESTRICTED ACCESS

The parties to this Work Statement agree to the terms of the Master Agreement and this Work Statement and further represent that this Work Statement is executed by duly authorized representatives as of the dates below.

NAP OF THE AMERICAS INC.                         TELCORDIA TECHNOLOGIES, INC.

By: /s/ Brian K. Goodkind                        By: /s/ Thelina Andersen
   ------------------------------------          -----------------------------

Name: Brian K. Goodkind                          Name: Thelina Andersen
     ---------------------------------                -------------------------

Title: Executive Vice President and COO          Title: Contract Manager
     -----------------------------------                -----------------------

Date:                                            Date: 1-31-01
      ----------------------------------              -------------------------

                                      PLAN, DESIGN AND BUILD OF THE PNAP NETWORK
                                                         WORK STATEMENT NO. 0010

-------------------------------------------------------------------------------


This Work Statement ("WS") is issued under the Professional Services Master Agreement Contract No. 20000822JS113827 dated September 1, 2000, amended on September 29, 2000 ("Master Agreement") between NAP of the Americas, Inc. ("NAPA"), a wholly owned subsidiary of Terremark Worldwide, Inc. ("Terremark") and Telcordia Technologies, Inc. ("Telcordia"). Telcordia shall provide the following Services under the terms and conditions of the Master Agreement and any additional terms contained in this WS.

1. SCOPE OF SERVICES

As described in this WS, Telcordia shall provide Professional Services associated with the planning, design, and installation of a permanent Internet Network Access Point ("PNAP") network at the Technology Center of the Americas ("TECOTA") location in Miami. Telcordia shall architect, design and deploy the PNAP as described in this WS. Telcordia shall also design, and deploy a primary on-site Network Operations Center ("NOC") for the PNAP. Backup network operations activities will be accomplished at an off-site location and covered in a separate WS. All operational activities will be covered in a separate Work Statement. In the balance of this document, references to Telcordia activities shall be understood to mean activities performed by either Telcordia, SAIC, or both.

Telcordia shall provide the following Professional Services ("Services") to
NAPA:

         o Update the existing design of the NAP, plan and develop a prototype network architecture at Telcordia laboratories in Red Bank, NJ to support the initial testing of the NAP network;

         o Update the existing design for the NAP network and operations environment and deploy an operations environment that is suitable for the PNAP;

         o Configure and test of the NAP network for a limited number of initial customers.

2. DESCRIPTION OF SERVICES

PNAP Network Architecture, Design and Deployment Support

Telcordia shall perform the following activities:

         (a) NAP ARCHITECTURE: Telcordia shall update a network architecture for the PNAP. This architecture will allow for the extension of services from the Interim NAP site to the PNAP site. The architecture will also support a higher traffic volume than is currently available with any of the four competitive Tier 1 NAPs. This architecture will determine how advanced services will be supported, (e.g., optical routing). In addition, the architecture will support the ability to provide services off-site in order to allow a simple expansion to other nearby locations. The network architecture will include a technical description of how private and public peering functions will be supported, aspects of Internet Protocol ("IP") routing connectivity including the IP address plan and other capabilities of the PNAP.

         (b) EQUIPMENT SELECTION: Telcordia shall evaluate the existing network equipment products for use in the PNAP. If Telcordia determines that there are some technical issues with vendor equipment that cannot be resolved with the vendor documentation, Telcordia shall conduct a technical comparison and assess the functionality of each product. The technical comparison will involve Telcordia testing equipment from multiple vendors, and providing a technical comparison of their features and performance. Based on this technical information, and non-technical information such as pricing and availability, Telcordia shall recommend and NAPA shall select the appropriate equipment for the PNAP.

         (c) NAP DESIGN: Telcordia shall develop a network design for the PNAP. This design shall include the description of the specific equipment to be used in the PNAP, and how this equipment is interconnected to customer equipment and the network management equipment. The design shall be sufficient to support the initial number of customers specified in the PNAP financial model. The design will also include the capability to expand the NAP to support the maximum number of customers specified in the financial model.

         (d) NETWORK MANAGEMENT ARCHITECTURE: Telcordia shall develop a network management architecture that will describe how the PNAP can be managed. This will include support for a primary Network Operations Center ("NOC") that is co-located with the PNA.P ("Miami NOC") and a backup off-site NOC. It will also support mechanisms for managing the Interim NAP equipment.

                  o Definition of roles of Primary and Second NOCs for PNAP to achieve objectives of cost containment and monitoring levels.

                  o Agreement on Levels of Monitoring for NAP and Co-location space (one level or tiered).

                  o Level of Automation for Each of the Five Network Management Areas (Fault, Configuration, Accounting, Performance, and Security - FCAPS).

                  o Identification of Systems/Vendors for each FCAPS area.

                  o Reusing the appropriate systems from the Interim NAP implementation, and the identification of systems that need to be developed.

                  o Concurrence on phased rollout for each area under FCAPS

                  o        Preliminary Systems Integration and Instrumentation.

         (e) METHODS & PROCEDURES: Telcordia shall develop several methods and procedures for the PNAP. These methods and procedures will be designed to be used in the PNAP and will include: provisioning a new customer, troubleshooting the Miami NOC and the collection and storage of network information.

                  o Goal will be to reuse as many of the M&P developed for the Interim NAP as possible.

                  o Assumption is that staff currently on Interim NAP will move to the PNAP (i.e., skill set will be comparable).

                  o M&Ps will be available electronically on operator consoles.

                  o M&Ps will be electronically linked to particular activities in FCAPS (e.g., an alarm presented under Fault Management on an operator screen will cause a pop-up of the relevant M&P (this is a target capability and will not be delivered at the beginning of General Availability).

         (f) NETWORK MANAGEMENT DESIGN: Telcordia shall develop a design for the Miami NOC-based network management system. This design will include the hardware and software required to implement the features described in the network management architecture. It will not include the design of the off-site NOC.

                  o As per the NM architecture in item d above, the design of the NM systems will use world class hardware and software and be integrated and initially system tested at the Telcordia Red Bank location. Possible software solutions include: platforms from Computer Associates, Action Request System (i.e., Remedy for Trouble Ticketing), Tivoli, HP OpenView, and NetCool.

                  o Final instrumentation of the NM systems will occur at the PNAP.

                  o Following instrumentation, operator training will commence, followed by an Operational Readiness Test
                           (ORT).

         (g) TEST PLAN: Telcordia shall develop a PNAP Test Plan for the NAP network. The Test Plan shall include the processes to be used to verify that the PNAP network (i) provides the features specified in the Network Architecture, (ii) can be managed as specified in the network management plan.

         (h) NAP DEPLOYMENT: Telcordia shall deploy the PNAP network as described in the PNAP design document in the Miami TECOTA facility. The purchase or financing of the equipment used in the PNAP network is beyond the scope of this WS.

         (i) NOC DEPLOYMENT: Telcordia shall deploy a Miami NOC as described in the network management design document. The purchase or financing of the equipment used in this NOC is beyond the scope of this WS.

         (j) TESTING: Telcordia shall execute the Test Plan and provide a written report indicating the results of the tests and Telcordia's recommendations to address any deficiencies found during testing.

         (k) PHYSICAL DESIGN SUPPORT: Telcordia shall provide on-demand professional services support for the design of the PNAP facilities. This support can include: cabling specifications for NAP and location space, particulate filtration requirements, security assessment, electrical power requirements, patch-panel specifications and management process, etc. This WS pricing assumes up to ninety (90) hours of on-demand consulting support during the term of this work statement. NAPA is under no obligation to use the Physical Design services listed in this paragraph.

         (l) PROJECT MANAGEMENT: Telcordia shall provide project management services in this WS. Telcordia shall also provide status reports and on-demand information to NAPA in a mutually agreed manner. Pricing of this WS assumes NAPA will require project management support that is proportional to the support provided under WS2.

3.       NAPA RESPONSIBILITIES

         (a) Monty Bannerman shall be the single point of contact empowered to make decisions related to the Services Within one (1) week of contract execution.

         (b) By FEBRUARY 1, 2001, NAPA must identify and make final decisions on the contractual arrangement under which NAP customers will lease co-location space within the PNAP facility including:

                  o Business rules surrounding denial and restoration of service to NAPA's co-location customers;

                  o Detailed service definitions, including billing arrangements, pricing and discount arrangements;

                  o Products and service portfolios NAPA shall offer its customers.

                  o The key sizing elements of the PNAP financial model that are needed to complete the design of the PNAP.

         (c)      NAPA shall provide:

                  o Access as required by Telcordia to facility preparation schedules;

                  o Agreed to commitment dates from the manager of the TECOTA facility including commitments related to improvements that may be necessary to the facility;

                  o Access to NAPA personnel to assist in defining billing, network and service operations;

                  o A TECOTA facility with suitable infrastructure e.g., with adequate power, environmental conditions, and security) as determined and agreed to jointly by NAPA and Telcordia;

                  o Procedures for escalation of network and customer problems to appropriate NAPA personnel.

                  o The purchase or lease agreements for acquiring the NAP and NOC equipment for deployment in the TECOTA facility.

         (d) NAPA shall review any Deliverable document submitted by Telcordia in draft form and notify Telcordia in writing within ten (10) business days of any deficiencies in the draft Deliverable document in sufficient detail to enable Telcordia to make any necessary changes and submit to NAPA in final form or notify Telcordia of a delay in the document review. If a response is not received on the draft Deliverable within ten
                  (10) business days, the Deliverable will be deemed accepted by NAPA.

         (e) NAPA shall provide appropriate facilities at NAPA's sole expense for Telcordia's use at the NAPA site, for the sole purpose of providing NAPA the Services identified in this WS, for the duration of the Services to be provided under this WS, including but not limited to, work space, desk, telephones with outside long distance line, workstation/PC with logins and communications links to NAPA's network, and access to all necessary systems, buildings and NAPA personnel.

Failure to perform any of the above NAPA responsibilities may cause schedule delays or may result in additional costs to NAPA. Where practical and at no additional direct cost to Telcordia, Telcordia facilities will be used from time to time.

4.       FEES AND PAYMENTS

NAPA shall pay Telcordia for the Services provided in this WS on a time and materials basis.

         (a) ESTIMATED AMOUNTS: Telcordia estimates that the fee for the Services will be approximately Four Million, Eight Hundred Thousand Dollars (US$4,800,000) ("Estimated Fee"), excluding out of pocket expenses and materials. The Estimated Fee is non-binding on Telcordia, Telcordia shall notify NAPA when it reaches eighty-five percent (85%) of the Estimated Fee. Telcordia shall obtain prior written approval to exceed the

                  Estimated Fee in the aggregate (fees plus reimbursable expenses). Telcordia reserves the right to suspend the performance of Services hereunder and toll the term of this WS until NAPA approves in writing a revised Estimated Fee, if any.

         (b) BILLING: NAPA shall pay Telcordia for the Services on the following basis:

                  1) LABOR: All labor shall be reimbursed on an hourly basis, based on the actual hours incurred multiplied by the hourly rates as set forth below. The rates below represent Preferred Pricing rates as defined in
                           Section 2 of the Master Agreement, as amended.

                               ------------------ -------------------------------------- ----------------
                                     ROLE               NAP OF THE AMERICAS ROLES             RATE
                               ------------------ -------------------------------------- ----------------
                                  Engineering                   Principal                     $315
                               ------------------ -------------------------------------- ----------------
                                  Engineering                   Principal                     $242
                               ------------------ -------------------------------------- ----------------
                                  Engineering                Senior Engineer                  $180
                               ------------------ -------------------------------------- ----------------
                                  Engineering                   Engineer                      $144
                               ------------------ -------------------------------------- ----------------
                                  Engineering              Associate Engineer                 $120
                               ------------------ -------------------------------------- ----------------
                                  Engineering                  Technician                      $95
                               ------------------ -------------------------------------- ----------------
                                  Engineering               Junior Technician                  $70
                               ------------------ -------------------------------------- ----------------

                  2) OTHER DIRECT COSTS AND MATERIALS: NAPA shall reimburse Telcordia for all reasonable out-of-pocket expenses incurred in connection with the Services, including, but not limited to, travel, lodging, meals, telephone, all materials purchased by Telcordia exclusively for use in performing the Services and contracted services provided by Third Party Hardware and Software manufacturers, resellers or integrators. Telcordia shall bill NAPA for these out of pocket expenses at cost on a monthly basis. Telcordia shall notify NAPA in advance of contracting with third parties for services to complete this WS.

Telcordia shall bill NAPA on monthly basis as specified in Section 2.2 of the Master Agreement, as amended.

5.       DELIVERABLES

Telcordia shall provide the following Deliverables. Telcordia shall also provide written Deliverables in Adobe Acrobat(R) format and in Microsoft Office format.

         (a) DELIVERABLE 1: NAP ARCHITECTURE: Telcordia shall deliver an architecture document and an associated presentation that describes the PNAP architecture.

         (b) DELIVERABLE 2: EQUIPMENT SELECTION: Results of the equipment selection shall be included in the PNAP design document.

         (c) DELIVERABLE 3: NAP DESIGN: Telcordia shall deliver a document that describes the design of the PNAP.

         (d) DELIVERABLE 4: NM ARCHITECTURE: Telcordia shall deliver an architecture document and an associated presentation that describes the PNA.P network management architecture.

         (e) DELIVERABLE 5: METHODS AND PROCEDURES: Telcordia shall deliver documentation for each set of methods and procedures that are developed. The nature of the documentation and the number of methods and procedures will be decided by mutual consent of NAPA and Telcordia.

         (f) DELIVERABLE 6: NM DESIGN: Telcordia shall deliver a document that describes the design of the Miami NOC.

         (g) DELIVERABLE 7: TEST PLAN: Telcordia shall deliver a test plan document that will be used to execute the testing of the PNAP.

         (h) DELIVERABLE 8: NAP DEPLOYMENT: Telcordia shall deliver a tested NAP to the TECOTA facility that meets the design specified in the NAP design document The purchase or financing of the equipment used in this NAP will be covered in a separate WS.

         (i) DELIVERABLE 9: NOC DEPLOYMENT: Telcordia shall deliver a tested NOC to the TECOTA facility that meets the design specified in the NOC design document. The purchase or financing of the equipment used in this NOC will be covered in a separate WS.

         (j) DELIVERABLE 10: TESTING: Telcordia shall deliver a written report indicating the results of the tests and Telcordia's recommendations to address any deficiencies found during testing.

         (k) DELIVERABLE 11: PHYSICAL DESIGN SUPPORT: Specific deliverables and reports shall be defined by mutual agreement of both NAPA and Telcordia.

         (l) DELIVERABLE 12: PROJECT MANAGEMENT: Telcordia shall also provide status reports and on-demand information to NAPA in a mutually agreed manner.

6.       SCHEDULE OF SERVICES

The term of this WS is January 12, 2001 through December 31, 2001.

The following schedule is provided for information and planning purposes only until such time as a detailed project schedule is developed and agreed upon in writing by Telcordia and NAPA ("Definitive Project Schedule"). The parties agree to work cooperatively and in good faith toward developing the Definitive Project

Schedule within two (2) weeks of execution of this WS. AU project milestones and their dependencies will be reflected in the Definitive Project Schedule.

========= ====================================================================== =====================================
                                        MILESTONE                                          ESTIMATED DATE*
========= ====================================================================== =====================================
1.        Execution of WS                                                        January 16, 2001
--------- ---------------------------------------------------------------------- -------------------------------------
--------- ---------------------------------------------------------------------- -------------------------------------
2.        Start of Work                                                          January 25, 2001
--------- ---------------------------------------------------------------------- -------------------------------------
--------- ---------------------------------------------------------------------- -------------------------------------
3.        Preliminary NAP and NM Architecture for Review                         February 23, 2001
--------- ---------------------------------------------------------------------- -------------------------------------
--------- ---------------------------------------------------------------------- -------------------------------------
4.        NAP Network Architecture                                               March 9, 2001
--------- ---------------------------------------------------------------------- -------------------------------------
--------- ---------------------------------------------------------------------- -------------------------------------
5.        Network Management Architecture                                        March 9, 2001
--------- ---------------------------------------------------------------------- -------------------------------------
--------- ---------------------------------------------------------------------- -------------------------------------
6.        Equipment Selection                                                    March 23, 2001
--------- ---------------------------------------------------------------------- -------------------------------------
--------- ---------------------------------------------------------------------- -------------------------------------
7.        NAP Network Design Working Draft                                       April 16, 2001
--------- ---------------------------------------------------------------------- -------------------------------------
--------- ---------------------------------------------------------------------- -------------------------------------
8.        Methods and Procedures Working Draft Complete                          May 31, 2001
--------- ---------------------------------------------------------------------- -------------------------------------
--------- ---------------------------------------------------------------------- -------------------------------------
9.        NAP Test Plan Complete                                                 May 1, 2001
--------- ---------------------------------------------------------------------- -------------------------------------
--------- ---------------------------------------------------------------------- -------------------------------------
10.       NAP Equipment Deployed in TECOTA                                       May 18, 2001
--------- ---------------------------------------------------------------------- -------------------------------------
--------- ---------------------------------------------------------------------- -------------------------------------
11.       Initial NOC Equipment Deployed in TECOTA                               May 18, 2001
--------- ---------------------------------------------------------------------- -------------------------------------
--------- ---------------------------------------------------------------------- -------------------------------------
12.       NAP and Initial NOC Integration Test Complete                          May 30, 2001
--------- ---------------------------------------------------------------------- -------------------------------------
--------- ---------------------------------------------------------------------- -------------------------------------
13.       Miami NOC Staff Training Complete                                      June 15, 2001
--------- ---------------------------------------------------------------------- -------------------------------------
--------- ---------------------------------------------------------------------- -------------------------------------
14.       Finalize NAP Design                                                    June 15, 2001
--------- ---------------------------------------------------------------------- -------------------------------------
--------- ---------------------------------------------------------------------- -------------------------------------
15.       Operational Readiness Test                                             June 22, 2001
--------- ---------------------------------------------------------------------- -------------------------------------
--------- ---------------------------------------------------------------------- -------------------------------------
16.       Finalize Initial Methods and Procedures                                June 29, 2001
--------- ---------------------------------------------------------------------- -------------------------------------
--------- ---------------------------------------------------------------------- -------------------------------------
17.       Start Controlled Introduction                                          June 30, 2001
--------- ---------------------------------------------------------------------- -------------------------------------
--------- ---------------------------------------------------------------------- -------------------------------------
18.       Finalize Complete Set of Methods and Procedure                         July 20, 2001
--------- ---------------------------------------------------------------------- -------------------------------------
--------- ---------------------------------------------------------------------- -------------------------------------
19.       NAP arid Final NOC Integration Test Complete                           August 31, 2001
--------- ---------------------------------------------------------------------- -------------------------------------
--------- ---------------------------------------------------------------------- -------------------------------------
20.       Start General Availability                                             August 31, 2001
--------- ---------------------------------------------------------------------- -------------------------------------

*Estimated dates may vary and may be dependent upon input by NAPA.

7.       LOCATION OF SERVICES

Unless otherwise specified and agreed to in writing by NAPA and Telcordia, Telcordia shall provide Services at Telcordia facilities or NAPA facilities within the continental United States.

8.       TELCORDIA CONTACTS

          TECHNICAL CONTACT                                        ADMINISTRATIVE CONTACT
          -----------------                                        ----------------------
Richard Nici                                               Max Figueroa
Director, Broadband Networking and e-Business              General Manager, Broadband Networking and e-Business
331 Newman Springs Rd.                                     331 Newman Springs Rd.
Red Bank, NJ 07701                                         Red Bank, NJ 07701
Telephone:        732-758-5447                             Telephone:        732-758-2218
Fax:              732-758-4177                             Fax:              732-758-4177
Email:            rnici @telcordia.com                     Email:            mfiguero @ telcordia.com

9.       OTHER TERMS AND CONDITIONS

         (a)      Acceptance of Services

         Acceptance of Services shall be deemed to have occurred upon having performed such Services.

The parties to this Work Statement agree to the terms of the Professional Services Master Agreement and this Work Statement and further represent that this Work Statement is executed by duly authorized representatives as of the dates below.

AGREED BY:                                  TELCORDIA TECHNOLOGIES, INC.
NAP OF THE AMERICAS, INC.

By:    /s/ Brian K. Goodkind               By:       /s/ Thelina E. Andersen
       ----------------------------------      ------------------------------

Name:    Brian K. Goodkind                  Name:     Thelina E. Andersen
         --------------------------------             -------------------

Title:   Executive Vice President & COO     Title:    Senior Contract Manager
         --------------------------------             -----------------------

Date:                                       Date:
         --------------------------------

                            SCOPE CHANGE CONTROL FORM

This Scope Change No. 1NAP10-1 ("Scope Change") amends the Work Statement, Contract No. 1NAP10, ("Work Statement") between NAP of the Americas, Inc. ("NAPA"), a wholly owned subsidiary of Terremark Worldwide, Inc. ("Terremark"), and Telcordia Technologies, Inc. ("Telcordia"), and is effective as of this 27TH day of March, 2001 ("Scope Change"). This Scope Change incorporates all the terms and conditions of the Work Statement and Agreement except as may be otherwise modified herein for the limited purpose set forth herein.


         1.       Title of Scope Change: Resale of Hardware for Permanent NAP in
                  Miami.


         2.       Date of Scope Change: March 28, 2001


         3.       Originator of Scope Change: Max Figueroa


         4. Reason for the Scope Change: NAPA has requested that Telcordia purchase hardware in support of the development of a Network Operations Center (NOC) at the Permanent NAP facility in Miami.


         5.       Details of the Scope Change (including any specifications):
                  Telcordia shall perform the following services:

                  o Upon NAPA' s written approval of the quote for hardware, and associated support contracts, contained in Attachment A "Hardware", NAPA will issue a Purchase Order to Telcordia for the full amount of the hardware. Telcordia shall then order and take delivery of such Hardware.

                  o Upon completion of the development of the solution using the Hardware as described in Work Statement 1NAP10, Telcordia shall ship, at NAPA's expense including insurance coverage, the Hardware to a secure location designated by NAPA in Miami. All equipment will be considered accepted by NAPA upon delivery to its designated destination.

                  o In no event shall Telcordia have any liability in connection with shipment, nor shall the carrier be deemed to be an agent of Telcordia. Telcordia shall not be liable for damage or penalty for delay in delivery or for failure to give notice of any delay.


         6. Implementation timetable of the Scope Change: Telcordia shall place orders for Hardware by March 30, 2001.


         7. Additional fees or refund, if any, of the Scope Change: NAPA shall pay Telcordia for the Hardware on the basis of a fixed price. Telcordia shall invoice NAPA for the entire amount due upon signature of this change order by both parties. Telcordia understands that NAPA is pursuing financing for the Hardware but that such financing will not be completed before Telcordia issues the purchase order. As a result, NAPA agrees to pay Telcordia the full amount of $508,055.13 ("Advance Payment") in advance of Telcordia's issuance of a purchase order for the Hardware.

                  If NAPA is successful in closing financing with a leasing company ("Leasing Company") for the Hardware within thirty
                  (30) days of the signature of this Change Order, and Telcordia receives written evidence from such Leasing Company that payment has been made to Sun Microsystems, Inc. ("Sun"), which is the Telcordia price per Attachment A ("Vendor Payment") for the equipment within the same thirty (30) day period, Telcordia will return to NAPA the Vendor Payment either as a cash payment or a credit to the oldest outstanding invoice. The form of return payment will be either a check or a credit to NAPA, at NAPA's option, subject to the following: (1) If NAPA has an outstanding debit balance with Telcordia, the credit and/or check shall be reduced by the amount of the debit balance and the debit balance will be satisfied first; and (2) Telcordia shall retain the difference between the Advance Payment and Vendor Payment in consideration for Telcordia purchasing Hardware for resale to NAPA. Telcordia shall also provide the Leasing Company with an assignment letter assigning full right and title to the Hardware purchased in satisfaction of all Telcordia obligations under this agreement.

         8. Impact of the Scope Change on other aspects of the Schedule, including but not limited to, the overall payment schedule, contractual provisions, and Deliverable schedules:

The following additional terms apply to the resale of hardware as described in this change order.

                  o TRANSFER OF TITLE: After payment in full is received by Telcordia for the Hardware, Telcordia will ship such items, at NAPA's expense including insurance coverage, to a location designated by NAPA, no later than thirty (30) calendar days after payment has been received. Title to such Hardware obtained by Telcordia for resale to NAPA shall pass to NAPA upon receipt of the items so purchased.

                  o HARDWARE AND SOFTWARE: NAPA further acknowledges that Telcordia HAS NOT MADE, AND DOES NOT MAKE, ANY WARRANTY OR REPRESENTATION, EITHER EXPRESSED OR IMPLIED, OR ANY KIND WHATSOEVER WITH RESPECT TO THE HARDWARE ACQUIRED BY NAPA UNDER THIS CHANGE ORDER, INCLUDING BUT NOT LIMITED TO: (1) AS TO THE FITNESS, DESIGN, OR CONDITION OF THE HARDWARE; (2) AS TO THE MERCHANTABILITY OF THE HARDWARE OR ITS FITNESS FOR ANY PARTICULAR PURPOSE; (3) as to the quality or capacity of the Hardware , the materials in the Hardware ,or workmanship in the Hardware; (4) as to any latent defects in the Hardware; (5) as to any patent infringement; and (6) as to the compliance of the Hardware with any requirements of any law, rule, specification, or contract pertaining thereto.

                  o PROBLEMS WITH HARDWARE. If the Hardware is not properly installed, does not operate as represented or warranted by the manufacturer, publisher or the supplier, NAPA shall make a claim on account thereof solely against the supplier, publisher or manufacturer and shall, nevertheless, pay Telcordia all fees payable hereunder. As between NAPA and Telcordia, and only in those instances where the manufacturer, publisher or supplier has provided any maintenance agreement, warranty or guaranty of any nature whatsoever applicable to the Hardware, Telcordia hereby assigns to NAPA whatever assignable interest Telcordia may have in such maintenance agreement, warranty or guaranty. The aforesaid assignment shall not in any way be deemed to limit, negate, or otherwise affect the disclaimer of warranties contained in the preceding paragraphs. Telcordia shall not incur any duties arising out of any manufacturer's, supplier's or publisher's warranties or guarantees, except as otherwise expressly set forth herein. Further, Telcordia shall not incur any liability whatsoever arising out of any claims by NAPA or breach of any manufacturer's, supplier's or publisher's warranties or guarantees applicable to the Hardware.

                  o DELIVERY AND INSPECTION. NAPA will accept the Hardware provided by Telcordia upon its delivery to the Permanent NAP.

                  o LOSS OR DAMAGE. Except for the negligence or willful misconduct of Telcordia related to the Services provided by Telcordia, NAPA shall bear the entire risk of loss, theft, destruction, or damage of the Hardware provided by Telcordia or any portion thereof from any cause whatsoever. The total or partial destruction of any such Hardware, or total or partial loss of use or possession thereof by NAPA, shall not release or relieve NAPA from the duty to pay the fees herein provided. Telcordia shall not be obligated to undertake, by litigation or otherwise, the collection of any claim against any person for loss or damage of such Hardware.

                  o ULTIMATE TAX AND LIEN RESPONSIBILITY. Telcordia's good faith acceptance of a tax exemption certificate does not represent an assurance that the State will also accept the certificate as valid at the time of audit review. NAPA is responsible for any future audit adjustment if the certificate is not accepted. NAPA agrees to reimburse Telcordia for the amount of audit adjustment and the aggregate of tax, interest, and penalty, if a certificate is subsequently denied.

                  o INDEMNITY. Except for the negligence or willful misconduct of Telcordia related to the Services provided in this section and/or any other related Work Statement, (i) NAPA assumes the risk of liability arising from or pertaining to the possession, operation, or use of the Hardware; and
                           (ii) NAPA hereby agrees to defend, indemnify and hold Telcordia harmless from and against any and all claims, costs, expenses, damages, and liabilities arising from or pertaining to the use, possession, or operation of such Hardware.


         9.       Other Comments:

The parties to this Scope Change agree to the terms of the Agreement and the Work Statement, and further represent that this Scope Change is executed by their respective Program Managers as of the dates below, subject to final approval by the parties respective authorized representatives in accordance with each parties' established corporate policy. The parties to this Scope Change further agree that any terms of the Agreement or Work Statement modified or amended by this Scope Change shall be applicable only for the limited purposes of this Scope Change, and any terms and conditions of the Agreement or Work Statement not modified hereby shall remain unchanged and in full force and effect.


AGREED BY:                                TELCORDIA TECHNOLOGIES, INC.
NAP OF THE AMERICAS, INC.
By:      /s/ BRIAN K. GOODKIND            By: /s/ THELINA E. ANDERSEN
         ------------------------            -----------------------------
Name:    Brian K. Goodkind                Name:    Thelina E. Andersen
Title:   C.O.O. & V.P.                    Title:   Senior Contract Manager
Date:    4-13-01                          Date:    4/13/01


------------------------------------------- -------- --------------- ------------ --------------------------------------------
                        ITEM AND                     UNIT PRICE       TERREMARK
                     PRODUCT NUMBER         QUALITY   PRODUCT           PRICE                       DESCRIPTION
------------------------------------------- -------- --------------- ------------ --------------------------------------------
         SUN (1ST ORDER) HARDWARE QUOTE
---------------------------------------------------- --------------- ------------ --------------------------------------------
1.0 ES400 (quote no. WTSP-ML-4200057-B)        1                     $254,027.57  E4500 Server
------------------------------------------- -------- --------------- ------------ --------------------------------------------
1.1 E4503-RR1                                  1         $30,650.00   $22,589.05  Rack-Ready Sun Enterprise 4500 Server
                                                                                  chassis with side panels removed and
                                                                                  rack-mount rail kit included, one DVD10,
                                                                                  one Power/Cooling Module, Solaris Server
                                                                                  License. (Standard Product Configuration
                                                                                  when Standard Configuration Rules
                                                                                  Followed; For 72-inch StorEdge Cabinets).
------------------------------------------- -------- --------------- ------------ --------------------------------------------
1.2 2602A-P83                                  3         $56,000.00  $125,142.60  EXX00 CPU/Memory Board, two 400-MHz/8-MB
                                                                                  UItraSPARC Modules, one 2-GB Memory
                                                                                  option, available as factory-configured
                                                                                  option for EXX00 servers. OEM Ready - 03/00
------------------------------------------- -------- --------------- ------------ --------------------------------------------
1.3 2632A-PP-A                                 1         $12,800.00    $9,433.60  Two EXX00 PCI I/o Boards. Each Board has
                                                                                  two empty 66 Mhz short PCI slots, on-board
                                                                                  10/100 Mbit Fast Ethernet and Fast/Wide
                                                                                  SCSI, two 5.0 volt riser cards
                                                                                  pre-installed, incl. 2 additional 3.3 volt
                                                                                  riser cards Factory installed option, One
                                                                                  Power Cooling Module.
------------------------------------------- -------- --------------- ------------ --------------------------------------------
1.4 2612A                                      1          $6,500.00    $4,790.50  EXX00 Sbus I/O Board w/three empty Sbus
                                                                                  slots, two empty 100 MB/sec FC-AL sockets,
                                                                                  one 10/100 MB/sec Ethernet (Twisted pair
                                                                                  or MII) Interface. OEM ready - 5/98
------------------------------------------- -------- --------------- ------------ --------------------------------------------
1.5 1065A                                      1          $1,295.00      $954.42  Sbus Ultra Differential F/W Intelligent
                                                                                  SCSI Host Adapter.
------------------------------------------- -------- --------------- ------------ --------------------------------------------
1.6 1049A                                      1          $1,995.00    $1,470.32  Quad FastEthernet 2.0 Sbus Card (QFE)
                                                                                  supports Sun Trunking 1.0 software
------------------------------------------- -------- --------------- ------------ --------------------------------------------
1.7 X311L                                      1                                  Localized Power Cord Kit North
                                                                                  American/Asian
------------------------------------------- -------- --------------- ------------ --------------------------------------------
1.8 SOLXS-080B9AY9                             1            $100.00       $73.70  Solaris 8 Standard, Latest Release
                                                                                  English-Only Media Kit
------------------------------------------- -------- --------------- ------------ --------------------------------------------


------------------------------------------- -------- --------------- ------------ --------------------------------------------
                        ITEM AND                     UNIT PRICE       TERREMARK
                     PRODUCT NUMBER         QUALITY   PRODUCT           PRICE                       DESCRIPTION
------------------------------------------- -------- --------------- ------------ --------------------------------------------

1.9 NS-XDSKD130-36GAC                          1          $2,495.00    $2,277.94  Rackable thin storage 1U high,
                                                                                  rackmount-ready disk pack with 2x18GB,
                                                                                  l0Krpm hot-swap drives U1traSCSI SE to
                                                                                  host, AC powered 19" fixed mount included.
                                                                                  19" rail mount (t1 mount) available
                                                                                  separately (standard configuration)
------------------------------------------- -------- --------------- ------------ --------------------------------------------
1.10 95A                                       2          $1,800.00    $2,653.20  Enterprise Power/Cooling Module, 300W
------------------------------------------- -------- --------------- ------------ --------------------------------------------
1.11 XT3AES-RS-22-655                          1        $105,150.00   $77,495.55  655GB Sun StorEdge T3Es, includes 2xT3
                                                                                  arrays configured in 1 partner group,
                                                                                  preconfigured as two RAID 5 LUN's (8+1),
                                                                                  18x36.4GB 10K RPM FC-AL drives, 2xl5 meter
                                                                                  fibre optic cables, 2 Unit Interconnect
                                                                                  cables, installed in a 72" StorEdge
                                                                                  Expansion cabinet, fans and door included,
                                                                                  two 8 port FC switches with 5 GBIC's each,
                                                                                  2 year Sun Spectrum Gold Warranty
                                                                                  included, SRS Ready, Standard Configuration
------------------------------------------- -------- --------------- ------------ --------------------------------------------
1.12 6799A                                     2          $2,000.00    $2,948.00  PCI Single FC Network Adapter 100MB/s with
                                                                                  optical interface
------------------------------------------- -------- --------------- ------------ --------------------------------------------
1.13VVMT3-311-9999                             1                                  VERITAS Volume Manager 3.1.1 on
                                                                                  Solaris, for T3, License for
                                                                                  Desktop, Workgroup &
                                                                                  Departmental Server Class,
                                                                                  Media Kit & Documentation
------------------------------------------- -------- --------------- ------------ --------------------------------------------
1.14 SCMMS-210-R99R                            1                                  Component Manager 2.1 Media Kit and
                                                                                  Documentation L10N local language version
                                                                                  featuring English, French, Japanese,
                                                                                  Korean, Simplified Chinese and Traditional
                                                                                  Chinese.
------------------------------------------- -------- --------------- ------------ --------------------------------------------
1.15 X3858A                                    2                                  U.S./Canada power cord for
                                                                                  StorEdge expansion cabinet
                                                                                  (NEMA L6-30P plug)
------------------------------------------- -------- --------------- ------------ --------------------------------------------



------------------------------------------- -------- --------------- ------------ --------------------------------------------
                        ITEM AND                     UNIT PRICE       TERREMARK
                     PRODUCT NUMBER         QUALITY   PRODUCT           PRICE                       DESCRIPTION
------------------------------------------- -------- --------------- ------------ --------------------------------------------

1.16 X9660A                                    1            $100.00       $73.70  1 RU Air Baffle for 72" StorEdge Rack
------------------------------------------- -------- --------------- ------------ --------------------------------------------
1.17 SERVER-INSTALL                            1          $2,250.00    $2,475.00  ServerStart installation service for Sun
                                                                                  workgroup and Enterprise servers (exluding
                                                                                  E10000)
------------------------------------------- -------- --------------- ------------ --------------------------------------------
1.18 ARRAY-INST-BASE                           1          $1,500.00    $1,650.00  Sun StorEdge ArrayStart installation
                                                                                  service Base Charge. ArrayStart Base
                                                                                  Charge plus Per-GB Charge provides
                                                                                  hardware and software installation and
                                                                                  configuration of Sun StoreEdge Arrays.
------------------------------------------- ------------------------------------- --------------------------------------------
SUBTOTAL FOR LINES 1.0 - 1.18                                        $245,027.57
------------------------------------------- ------------------------------------- --------------------------------------------
2.0 ES4000                                     1                                  ES4500 Server
------------------------------------------- -------- --------------- ------------ --------------------------------------------
2.1 ES503-RR1                                  1         $30,650.00   $22,589.05  Rack-Ready Sun Enterprise 4500
                                                                                  Server chassis with side panels
                                                                                  removed and rack-mount rail kit
                                                                                  included, one DVD10, one
                                                                                  Power/Cooling Module, Solaris
                                                                                  Server License. (Standard
                                                                                  Product Configuration when
                                                                                  Standard Configuration Rules
                                                                                  Followed; For 72-inch StorEdge
                                                                                  Cabinets).
------------------------------------------- -------- --------------- ------------ --------------------------------------------
2.2 2602A-P83                                  3         $56,000.00  $125,142.60  EXX00 CPU/Memory Board, two 400-
                                                                                  MHz/8-MB UItraSPARC Modules, one 2-GB
                                                                                  Memory option, available as
                                                                                  factory-configured option for EXX00
                                                                                  servers.
                                                                                  OEM Ready - 03/00
------------------------------------------- -------- --------------- ------------ --------------------------------------------
2.3 2632A-PP-A                                 1         $12,800.00    $9,433.60  Two EXX00 PCI I/O Boards. Each Board has
                                                                                  two empty 66 Mhz short PCI slots, on-board
                                                                                  10/100 Mbit Fast Ethernet and Fast/Wide
                                                                                  SCSI, two 5.0 volt riser cards
                                                                                  pre-installed, mci. 2 additional 3.3 volt
                                                                                  riser cards Factory installed option, One
                                                                                  Power Cooling Module.
------------------------------------------- -------- --------------- ------------ --------------------------------------------



------------------------------------------- -------- --------------- ------------ --------------------------------------------
                        ITEM AND                     UNIT PRICE       TERREMARK
                     PRODUCT NUMBER         QUALITY   PRODUCT           PRICE                       DESCRIPTION
------------------------------------------- -------- --------------- ------------ --------------------------------------------
2.4 2612A                                      1          $6,500.00    $4,790.50  EXX00 Sbus I/O Board w/three empty Sbus
                                                                                  slots, two empty 100 MB/sec FC-AL sockets,
                                                                                  one 10/100 MB/sec Ethernet (Twisted pair
                                                                                  or Mu) Interface. OEM ready - 5/98
------------------------------------------- -------- --------------- ------------ --------------------------------------------
2.5 1065A                                      1          $1,295.00      $954.42  Sbus Ultra Differential F/W Intelligent
                                                                                  SCSI Host Adapter.
------------------------------------------- -------- --------------- ------------ --------------------------------------------
2.6 1049A                                      1          $1,995.00    $1,470.32  Quad FastEthernet 2.0 Sbus Card (QFE)
                                                                                  supports Sun Trunking 1.0 software
------------------------------------------- -------- --------------- ------------ --------------------------------------------
2.7 X311L                                      1                                  Localized Power Cord Kit North
                                                                                  American/Asian
------------------------------------------- -------- --------------- ------------ --------------------------------------------
2.8 SOLZS-080B9AY9                             1            $100.00       $73.70  Solaris 8 Standard, Latest Release
                                                                                  English-Only Media Kit
------------------------------------------- -------- --------------- ------------ --------------------------------------------
2.9 NS-XDSKD130-36GAC                          1          $2,495.00    $2,277.94  Rackable thin storage lU high,
                                                                                  rackmourtt-ready disk pack with 2x18GB,
                                                                                  l0Krpm hot-swap drives U1traSCSI SE to
                                                                                  host, AC powered 19" fixed mount included.
                                                                                  19" rail mount (t1 mount) available
                                                                                  separately (standard configuration)
------------------------------------------- -------- --------------- ------------ --------------------------------------------
2.10 954A                                      2          $1,800.00    $2,653.20  Enterprise Power/Cooling Module, 300W
------------------------------------------- -------- --------------- ------------ --------------------------------------------
2.11 XT3AS-RS-22-655                           1        $105,150.00   $77,495.55  655GB Sun StorEdge T3Es, includes 2xT3
                                                                                  arrays configured in 1 partner group,
                                                                                  preconfigured as two RAID 5 LUN's (8+1),
                                                                                  18x36.4GB 10K RPM FC-AL drives, 2x15 meter
                                                                                  fibre optic cables, 2 Unit Interconnect
                                                                                  cables, installed in a 72" StorEdge
                                                                                  Expansion cabinet, fans and door included,
                                                                                  two 8 port FC switches with 5 GEIC's each,
                                                                                  2 year Sun Spectrum Gold Warranty
                                                                                  included, SRS Ready, Standard Configuration
------------------------------------------- -------- --------------- ------------ --------------------------------------------
2.12 6799A                                     2          $2,000.00    $2,948.00  PCI Single FC Network Adapter 100MB/s with
                                                                                  optical interface
------------------------------------------- -------- --------------- ------------ --------------------------------------------


------------------------------------------- -------- --------------- ------------ --------------------------------------------
                        ITEM AND                     UNIT PRICE       TERREMARK
                     PRODUCT NUMBER         QUALITY   PRODUCT           PRICE                       DESCRIPTION
------------------------------------------- -------- --------------- ------------ --------------------------------------------
2.13 VVMT3-311-9999                            1                                  VERITAS Volume Manager 3.1.1 on
                                                                                  Solaris, for T3, License for Desktop,
                                                                                  Workgroup & Departmental Server Class,
                                                                                  Media Kit & Documentation
------------------------------------------- -------- --------------- ------------ --------------------------------------------
2.14 SCMMS-210-R99R                            1                                  Component Manager 2.1 Media Kit and
                                                                                  Documentation L10N local language version
                                                                                  featuring English, French, Japanese,
                                                                                  Korean, Simplified Chinese and Traditional
                                                                                  Chinese.
------------------------------------------- -------- --------------- ------------ --------------------------------------------
2.15 X3858A                                    2                                  U.S./Canada power cord for StorEdge
                                                                                  expansion cabinet (NEMA L6-30P plug)
------------------------------------------- -------- --------------- ------------ --------------------------------------------
2.16 X9660A                                    1            $100.00       $73.70  1 RU Air Baffle for 72" StorEdge Rack
------------------------------------------- -------- --------------- ------------ --------------------------------------------
2.17 SERVER-INSTALL                            1          $2,250.00    $2,475.00  ServerStart installation service for Sun
                                                                                  workgroup and Enterprise servers (exluding
                                                                                  E10000)
------------------------------------------- -------- --------------- ------------ --------------------------------------------
2.18 ARRAY-INST-BASE                           1          $1,500.00    $1,650.00  Sun StorEdge ArrayStart installation
                                                                                  service Base Charge. ArrayStart Base
                                                                                  Charge plus Per-GB Charge provides
                                                                                  hardware and software installation and
                                                                                  configuration of Sun StoreEdge Arrays.
------------------------------------------- ------------------------------------- --------------------------------------------
SUBTOTAL FOR LINES 2.0 - 2.18                                        $245,027.57
------------------------------------------- ------------------------------------- --------------------------------------------
          SUN (1ST ORDER) HARDWARE QUOTE                             $508,055.13
---------------------------------------------------- --------------- ------------ --------------------------------------------



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TELCORDIA(TM)
TECHNOLOGIES
PERFORMANCE FROM EXPERIENCE


                            SCOPE CHANGE CONTROL FORM

THIS Scope Change No. 1NAP10-2 ("Scope Change") amends the Work Statement, Contract No. 1NAP10, ("Work Statement") between NAP of the Americas, Inc. ("NAPA"), a wholly owned subsidiary of Terremark Worldwide, Inc. ("Terremark"), and Telcordia Technologies, Inc. ("Telcordia"), and is effective as of this 13 day of APRIL, 2001 ("Scope Change"). This Scope Change incorporates all the terms and conditions of the Work Statement and Agreement except as may be otherwise modified herein for the limited purpose set forth herein.

         1.       Title of Scope Change: Resale of Software for Permanent NAP in
                  Miami.

         2.       Date of Scope Change: April 13, 2001.

         3.       Originator of Scope Change: Max Figueroa.

         4. Reason for the Scope Change: NAPA has requested that Telcordia purchase software ("Software") and the associated professional services provided by the designated software vendors outlined in Attachment A, in support of the development of a Network Operations Center (NOC) at the Permanent NAP facility in Miami.

         5.       Details of the Scope Change (including any specifications):
                  Telcordia shall perform the following services:

                  o Upon NAPA's approval of the quote for Software, and associated support contracts, contained in Attachment A, NAPA will issue a Purchase Order to Telcordia for the full amount of the Software. Telcordia shall then order and take delivery of such Software.

                  o Upon completion of the development of the solution using the Software as described in Work Statement 1NAP10, Telcordia shall ship, at NAPA's expense including insurance coverage, the Software to a secure location designated by NAPA in Miami. All equipment and integrated Software will be considered accepted by NAPA upon delivery to its designated destination.

                  o In no event shall Telcordia have any liability in connection with shipment, nor shall the carrier be deemed to be an agent of Telcordia. Telcordia shall not be liable for damage or penalty for delay in delivery or for failure to give notice of any delay.



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                        CONFIDENTIAL -- RESTRICTED ACCESS

         6. Implementation timetable of the Scope Change: Telcordia shall place orders for the Software by April 13, 2001.

         7. Additional fees or refund, if any, of the Scope Change: NAPA shall pay Telcordia for the Software on the basis of a fixed price. Telcordia shall invoice NAPA for the entire amount due upon signature of this change order by both parties. Telcordia understands that NAPA is pursuing financing for the Software, but that such financing will not be completed before Telcordia issues the purchase order. As a result, NAPA agrees to pay Telcordia the full amount of $418,820.39 ("Advance Payment") in advance of Telcordia's issuance of a purchase order for the Software.

                  If NAPA is successful in closing financing with a leasing company ("Leasing Company") for the Software within thirty
                  (30) days of the signature of this Change Order, and Telcordia receives written evidence from such Leasing Company that payment has been made to each of the vendors, Veritas and Aperture, as listed in Attachment A ("Vendor Payment") for the Software within the same thirty (30) day period, Telcordia will return to NAPA the Vendor Payment either as. a cash payment or as a credit to the oldest outstanding invoice. The form of return payment will be either a check or a credit to NAPA, at NAPA's option, subject to the following: (1) If NAPA has an outstanding debit balance with Telcordia, the credit and/or check shall be reduced by the amount of the debit balance and the debit balance will be satisfied first; and (2) Telcordia shall retain the difference between the Advance Payment and Vendor Payment in consideration for Telcordia purchasing Software for resale to NAPA. Telcordia shall also provide the Leasing Company with an assignment letter assigning full right and title to the Software purchased in satisfaction of all Telcordia obligations under this agreement.

         8. Impact of the Scope Change on other aspects of the Schedule, including but not limited to, the overall payment schedule, contractual provisions, and Deliverable schedules:

                  The following additional terms apply to the resale of Software as described in this change order.

                  o SOFTWARE LICENSES: After payment in full is received by Telcordia for the Software, Telcordia will accept delivery and install the Software. Telcordia will ship such Software, at NAPA's expense including insurance coverage, to a location designated by NAPA, in accordance with the schedule in Contract No. 1NAP10. Software Licenses obtained by Telcordia for NAPA under this Change Order will be passed through directly to NAPA. The Software License Agreements in Attachments C and D shall be executed directly between NAPA and each Software vendor. Ownership of the Software shall remain at all times with the publisher of such Software.

                        CONFIDENTIAL -- RESTRICTED ACCESS



                  o SOFTWARE: NAPA FURTHER ACKNOWLEDGES THAT Telcordia HAS NOT MADE, AND DOES NOT MAKE, ANY WARRANTY OR REPRESENTATION, EITHER EXPRESSED OR IMPLIED, OR ANY KIND WHATSOEVER WITH RESPECT TO THE SOFTWARE ACQUIRED BY NAPA UNDER THIS CHANGE ORDER, INCLUDING BUT NOT LIMITED TO: (1) AS TO THE FITNESS, DESIGN, OR CONDITION OF THE SOFTWARE; (2) AS TO THE MERCHANTABILITY OF THE SOFTWARE OR ITS FITNESS FOR ANY PARTICULAR PURPOSE; (3) as to the quality or capacity of the Software; (4) as to any latent defects in the Software; (5) as to any patent infringement; and (6) as to the compliance of the Software with any requirements of any law, rule, specification, or contract pertaining thereto.

                  o PROBLEMS WITH SOFTWARE. If the Software is not properly installed, does not operate as represented or warranted by the manufacturer, publisher or the supplier, NAPA shall make a claim on account thereof solely against the supplier, publisher or manufacturer and shall, nevertheless, pay Telcordia all fees payable hereunder. As between NAPA and Telcordia, and only in those instances where the manufacturer, publisher or supplier has provided any maintenance agreement, warranty or guaranty of any nature whatsoever applicable to the Software, Telcordia hereby assigns to NAPA whatever assignable interest Telcordia may have in such maintenance agreement, warranty or guaranty. The aforesaid assignment shall not in any way be deemed to limit, negate, or otherwise affect the disclaimer of warranties contained in the preceding paragraphs. Telcordia shall not incur any duties arising out of any manufacturer's, supplier's or publisher's warranties or guarantees, except as otherwise expressly set forth herein. Further, Telcordia shall not incur any liability whatsoever arising out of any claims by NAPA or breach of any manufacturer's, supplier's or publisher's warranties or guarantees applicable to the Software.

                  o DELIVERY AND INSPECTION. NAPA will accept the Software provided by Telcordia upon its delivery to the Permanent NAP.

                  o LOSS OR DAMAGE. Except for the negligence or willful misconduct of Telcordia related to the Services provided by Telcordia, NAPA shall bear the entire risk of loss, theft, destruction, or damage of the Software provided by Telcordia or any portion thereof from any cause whatsoever. The total or partial destruction of any such Software, or total or partial loss of use or possession thereof by NAPA, shall not release or relieve NAPA from the duty to pay the fees herein provided. Telcordia shall not be obligated to undertake, by litigation or otherwise, the collection of any claim against any person for loss or damage of such Software.

                  o ULTIMATE TAX AND LIEN RESPONSIBILITY. Telcordia's good faith acceptance of a tax exemption certificate does not represent an assurance that the State will also accept the certificate as valid at the time of

                        CONFIDENTIAL -- RESTRICTED ACCESS

                           audit review. NAPA is responsible for any future audit adjustment if the certificate is not accepted. NAPA agrees to reimburse Telcordia for the amount of audit adjustment and the aggregate of tax, interest, and penalty, if a certificate is subsequently denied.

                  o INDEMNITY. Except for the negligence or willful misconduct of Telcordia related to the Services provided in this section and/or any other related Work Statement, (i) NAPA assumes the risk of liability arising from or pertaining to the possession, operation, or use of the Software; and
                           (ii) NAPA hereby agrees to defend, indemnify and hold Telcordia harmless from and against any and all claims, costs, expenses, damages, and liabilities arising from or pertaining to the use, possession, or operation of such Software.

         9.       Other Comments:

The parties to this Scope Change agree to the terms of the Agreement and the Work Statement, and further represent that this Scope Change is executed by their respective Program Managers as of the dates below, subject to final approval by the parties respective authorized representatives in accordance with each parties' established corporate policy. The parties to this Scope Change further agree that any terms of the Agreement or Work Statement modified or amended by this Scope Change shall be applicable only for the limited purposes of this Scope Change, and any terms and conditions of the Agreement or Work Statement not modified hereby shall remain unchanged and in full force and effect.

AGREED BY:
NAP OF THE AMERICAS INC.                    TELCORDIA TECHNOLOGIES, INC.


By: /s/ BRIAN K. GOODKIND                   By: /s/ THELINA ANDERSEN
    ---------------------------------           -------------------------------
Name: BRIAN K. GOODKIND                     Name: THELINA ANDERSEN
      -------------------------------             -----------------------------
Title: COO & EXECUTIVE VICE PRESIDENT       Title: SENIOR CONTRACT MANAGER
       ------------------------------              ----------------------------
Date: 4-13-01                               Date: 4-23-01
      -------------------------------             -----------------------------

                        CONFIDENTIAL -- RESTRICTED ACCESS

                                  ATTACHMENT A

------------------------------------------------- -------- ---------- --------- --------------- -----------------------------------
                                                                        UNIT
               ITEM AND                                    UNIT PRICE  PRICE     TERREMARK
             PRODUCT NUMBER                       QUANTITY  PRODUCT   SUPPORT      PRICE               DESCRIPTION
------------------------------------------------- -------- ---------- --------- --------------- -----------------------------------
VERITAS SOFTWARE PRODUCTION QUOTE

                 SL-ORV1-1500-2                       2      $30,300            $  49,995       ORACLE CLUSTER 2 NODES E4500
                                                                                                VERITAS Oracle Database
                                                                                                Edition HA
                                                                                                Contains Foundation Suite
                                                                                                (Volume Manager, File System),
                                                                                                DataBase Edition for Oracle
                                                                                                (Enables increased
                                                                                                performance/management for
                                                                                                Oracle) and Cluster Server
                 PS-ORV1-1500-2                       2               $  6,969  $  13,032       VERITAS Oracle Database Edition
                                                                                                HA 7x24 support
                   900-001185                         1      $   200            $     200       Media and Docs

                 SL-FST1-1500-1                       4      $ 5,095            $  16,814       E220R Servers
                                                                                                VERITAS Foundation Suite Contains
                                                                                                Volume Manager and File System
                 PS-FST1-1500-1                       4               $  1,171  $   4,380       VERITAS Foundation Suite 7x24
                                                                                                Support
                   900-001193                         2      $   150            $     330       Media Docs
                  SL-VMW2-0000                        2      $ 1,695            $   2,797       WIN2K SERVERS
                                                                                                Volume Manager Win2K, 1 CPU
                  PS-VMW2-0000                        2               $    389  $     727       Volume Manager Win2K, 1 CPU, 7x24
                                                                                                Support
                  SL-VMW2-0001                        2      $   695            $   1,147       Volume Manager Win2K Additional 1
                                                                                                CPU License
                  PS-VMW2-0001                        2               $    159  $     297       Volume Manager Win2K Additional 1
                                                                                                CPU 7x24 Support
                   900-001153                         2      $    50            $     110       Media and Docs

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                        CONFIDENTIAL -- RESTRICTED ACCESS

                                  ATTACHMENT A

------------------------------------------------- -------- ---------- --------- --------------- -----------------------------------
                                                                        UNIT
               ITEM AND                                    UNIT PRICE  PRICE     TERREMARK
             PRODUCT NUMBER                       QUANTITY  PRODUCT   SUPPORT      PRICE               DESCRIPTION
------------------------------------------------- -------- ---------- --------- --------------- -----------------------------------

                 SL-NDSE-0000-2                       1      $13,000  $  9,750  $  10,725       BACKUP SOLUTION FOR PRODUCTION
                                                                                                ENVIRONMENT
                                                                                                NetBackup DataCenter Media Server
                                                                                                E4500
                                                                                                Allows for direct and attached
                                                                                                management of DLT tape drives
                 PS-NDSE-0010-2                       1      $ 2,990  $  2,542  $   2,796       NetBackup DataCenter Media
                                                                                                Server for E4500 7x24 Support
                 SL-NDOR-0001-2                       2      $11,200  $  8,400  $  18,480       NetBackup DataCenter Oracle BLI
                                                                                                Agent
                                                                                                Enables Block Level
                                                                                                Incremental Backups for faster
                                                                                                recovery of Oracle
                 PS-NDOR-0001-2                       2               $  2,576  $   4,817       NetBackup DataCenter Oracle BLI
                                                                                                Agent 7x24 Support
                 SL-NDSE-0000-1                       1      $10,000  $  7,500  $   8,250       Netbackup DataCenter Master
                                                                                                Server E220
                 PS-NDSE-0000-1                       1               $  2,300  $   2,151       NetBackup DataCenter Master
                                                                                                Server for E220 7x24 Support
                 SL-NDCL-0000-2                       4      $   800  $    600  $   2,640       NetBackup DataCenter Clients E220
                 PS-NDCL-0000-2                       4               $    144  $     539       NetBackup DataCenter Clients E220
                                                                                                7x24 Support
                 SL-NDCL-0001-2                       2      $   800  $    600  $   1,320       NetBackup DataCenter Clients Win2k
                 PS-NDCL-0001-2                       2               $    184  $     344       NetBackup DataCenter Clients
                                                                                                Win2k 7x24 Support
                  SL-NDTL-0000                        4      $ 3,000  $  2,250  $   9,900       NetBackup Library Hosted Drive
                                                                                                License per tape drive
                  PS-NDTL-0000                        4               $    690  $   2,581       NetBackup Library Hosted Drive
                                                                                                7x24 Support
                   900-001134                         1      $   200            $     200       Media and Docs
                   900-001135                         1      $   200            $     200       Media and Docs Win2K

       VERITAS SOFTWARE PRODUCTION TOTAL                                        $ 154,830.39


                        CONFIDENTIAL -- RESTRICTED ACCESS

                                  ATTACHMENT A

------------------------------------------------- -------- ---------- --------- --------------- -----------------------------------
                                                                        UNIT
               ITEM AND                                    UNIT PRICE  PRICE     TERREMARK
             PRODUCT NUMBER                       QUANTITY  PRODUCT   SUPPORT      PRICE               DESCRIPTION
------------------------------------------------- -------- ---------- --------- --------------- -----------------------------------
         VERITAS PROFESSIONAL SERVICES

                  CS-NBS1-9900                        1      $12,000            $  10,200       NetBackup Services Requested
                                                                                                NetBackup ProLaunch Service
                                                                                                Initial installation of Master
                                                                                                and Media Servers, Run books and
                                                                                                custom configuration of backup
                                                                                                schedules and retention periods
                  CS-NBUD-9900                        3      $ 1,000            $   2,550       Each Add NBU Database or App. Ext.
                                                                                                Installation of Oracle Agents for
                                                                                                online backup of Oracle and BLIB
                                                                                                installations
                  CS-NBV1-9900                        1      $20,000            $  17,000       Netbackup Vault Extension
                                                                                                ProLaunch
                                                                                                Installation of automated
                                                                                                vaulting component of NBU and
                                                                                                duplication scripts
                  CS-NBVM-9900                        1               $  2,000  $   3,400       NetBackup Vault Extension Yearly
                                                                                                Support (Standard)
                  CS-EDH1-1500                        2      $15,400            $  26,180       UNIX VCS Services Requested
                                                                                                Database Edition/HA ProLaunch
                                                                                                Includes installation of
                                                                                                Foundation Suite, DataBase
                                                                                                Edition for Oracle, VCS for 2
                                                                                                nodes
                  CS-FOU1-1500                        1      $ 9,600            $   8,160       Foundation Suite ProLaunch
                                                                                                Installation of Foundation Suite
                                                                                                for E220 servers
                  CS-VCEA-9900                        2      $ 1,000            $   1,700       Each VCS Enterprise Agent (Per
                                                                                                Instance) Installation of Oracle
                                                                                                Agent for VCS
                  CS-CSC1-9900                        2      $ 5,000            $   8,500       VCS Custom Agent Dev. (1st app.
                                                                                                Instance) Scripting and
                                                                                                installation of custom agents for
                                                                                                Remedy and HP VPM


                        CONFIDENTIAL -- RESTRICTED ACCESS

                                  ATTACHMENT A

------------------------------------------------- -------- ---------- --------- --------------- -----------------------------------
                                                                        UNIT
               ITEM AND                                    UNIT PRICE  PRICE     TERREMARK
             PRODUCT NUMBER                       QUANTITY  PRODUCT   SUPPORT      PRICE               DESCRIPTION
------------------------------------------------- -------- ---------- --------- --------------- -----------------------------------

                  CS-CSC2-9900                        2      $ 1,000            $   1,700       VCS Custom Agent Imp. (add.
                                                                                                instances) Custom agent
                                                                                                installation on additional nodes
                  CS-VNSC-5000                        4      $   500            $   1,700       NT Services Requested Volume
                                                                                                Manager Implementation for NT
                  CS-ENE1-9900                        1      $10,000            $   8,500       Additional Services Requested
                                                                                                Event Notification Extension
                                                                                                Base Package
                                                                                                Event notification scripting for
                                                                                                master and media servers
                                                                                                reporting into a single console
                                                                                                for SNMP management
                  CS-ENB1-9900                        1      $ 2,000            $   1,700       Event Notification Extension For
                                                                                                NetBackup (1st NetBackup Master
                                                                                                Server)
                  CS-ENEM-9900                        1               $  2,000  $   1,700       Event Notification Extension
                                                                                                Yearly Support (Standard) -
                                                                                                20% Of Total List Price Of
                                                                                                Software Components

      VERITAS PROFESSIONAL SERVICES TOTAL                                       $  92,990

            VERITAS PRODUCTION TOTAL                                            $ 247,820.39



                        CONFIDENTIAL -- RESTRICTED ACCESS

                                  ATTACHMENT A

----------------------------------------- -------- ------------ ----------- ----------------- -----------------------------------
               ITEM AND                            UNIT PRICE   UNIT PRICE    TERREMARK
             PRODUCT NUMBER               QUANTITY  PRODUCT      SUPPORT         PRICE               DESCRIPTION
----------------------------------------- -------- ------------ ----------- ----------------- -----------------------------------
       APERTURE PRODUCTION SOFTWARE QUOTE

                                              5      $ 6,000.00               $  33,000.00    Contains the full complement of
                                                                                              all Aperture features including
                                                                                              drawing, database and reporting
                                                                                              functions. The Client License is
                                                                                              sued by those in charge of
                                                                                              designing, installing and
                                                                                              managing the system, as well as
                                                                                              those who need full read/write
                                                                                              access such as personnel who
                                                                                              change, modify or update drawings.
           Aperture ReadOnly Clients         10      $   500.00               $   5,500.00    Supports users who need to view
                                                                                              drawings, data, and run reports.
                                                                                              Reports may be standardized or Ad
                                                                                              Hoc queries. Users of this
                                                                                              version may not edit any data or
                                                                                              drawings.
        Technology Documentation Module       1      $10,000.00               $  11,000.00    Contains Pre-formatted Database
                                                                                              tables and Reports to allow the
                                                                                              user to begin immediately working
                                                                                              with Aperture from our Sample
                                                                                              project. Database and Reports can
                                                                                              be customized to fit your needs.
                Aperture Server               1      $15,000.00               $  16,500.00    Allows multiple users on the
                                                                                              system, password security, and
                                                                                              increased performance.
           SmartPictures WebPublisher         1      $15,000.00               $  16,500.00    Allows you to post your project
                                                                                              to your Internet/Intranet for
                                                                                              unlimited communication and
                                                                                              viewing capability.
        Symbol Support, Product Upgrades,  No Cost                             No Cost        All Aperture customers receive
                    & Tech Support                                                            complete access to our Technical
                                                                                              Support Dept. You are also

                        CONFIDENTIAL -- RESTRICTED ACCESS

                                  ATTACHMENT A

----------------------------------------- -------- ------------ ----------- ----------------- -----------------------------------
               ITEM AND                            UNIT PRICE   UNIT PRICE    TERREMARK
             PRODUCT NUMBER               QUANTITY  PRODUCT      SUPPORT         PRICE               DESCRIPTION
----------------------------------------- -------- ------------ ----------- ----------------- -----------------------------------


                                                                                              entitled to any upgrades of our
                                                                                              software and creation of
                                                                                              additional symbols at no
                                                                                              additional cost.

       APERTURE PRODUCTION SOFTWARE TOTAL                                     $  82,500.00

             Professional Services            1      $72,000.00               $  72,000.00    Includes Initial Project Build,
                                                                                              Database Customization, Link to
                                                                                              HP OpenView, and Remedy.

            Aperture 4-Day Workshop           1      $12,500.00               $  12,500.00    Four-Day Customized Training
                                                                                              workshop for up to ten students.

       Two Day Training Workshop in Miami     1      $ 4,000.00               $   4,000.00    Two-Day Customized Training
                                                                                              workshop in Miami for end user
                                                                                              functionality.
        TOTAL FOR PROFESSIONAL SERVICES                                       $  88,500.00

           APERTURE PRODUCTION TOTAL                                          $ 171,000.00

                                                                TOTAL         $ 418,820.39


                        CONFIDENTIAL -- RESTRICTED ACCESS

                ATTACHMENT B - VERITAS SOFTWARE LICENSE AGREEMENT

                        CONFIDENTIAL -- RESTRICTED ACCESS


                        SHRINKWRAP END USER LICENSE TERMS



1. LICENSE GRANT. Subject to the terms set forth in this Agreement, you may use the enclosed computer product ("Software Product"), including the enclosed object code version of the software ("Software") and all associated software documentation furnished with this package on the number of computer systems for which you have paid the applicable fees solely for your internal business purposes in the country in which the Software Product was furnished to you. You may make a reasonable number of copies of the Software for backup purposes, provided that you reproduce all copyright and other proprietary notices that are on the original copy of the Software. The Software Product is licensed, not sold, to you for use only upon the terms of this Agreement, and VERITAS and/or its suppliers reserve all rights not expressly granted to you. You own the media on which the Software is recorded, but VERITAS and/or its suppliers retain ownership of the Software itself.

2. RESTRICTED USE. You may not use, copy, or modify the Software Product, or any copy thereof, in whole or in part, except as expressly provided in this Agreement. You may not copy the documentation accompanying the Software without VERITAS' express written consent. You may not rent, resell for profit, sublicense, lease or otherwise transfer the Software Product. You may not reverse engineer, decompile, or disassemble the Software Product.

3. MAINTENANCE. You may acquire maintenance, training and installation, and consulting services ("Services") from VERITAS under this Agreement and the applicable VERITAS policy in effect at the time the services are ordered.

4. LIMITED WARRANTY; DISCLAIMER. VERITAS warrants to you (the original Licensee) for ninety (90) days ("the Warranty Period"), from the date of delivery to you of the Software Product, as evidenced by a copy of your license purchase receipt, that the Software Product shall be in operable condition as described in the documentation provided with the Software, and that the media upon which the Software Product is furnished to you will be free from defects in material and workmanship under normal use. VERITAS does not warrant that the Software Product will function without error or interruptions. In the event that the Software Product fails to conform to such warranty, VERITAS' sole and exclusive liability hereunder to you shall be the repair or replacement of the non-conforming Software Product or a refund of the Software Product's purchase price only when you return the Software Product to VERITAS' authorized dealer with the receipt within the warranty period. FOR WARRANTY ASSISTANCE, YOU MAY RETURN THE SOFTWARE PRODUCT TO THE RESELLER FROM WHICH YOU PURCHASED THIS LICENSE.

         EXCEPT AS WARRANTED ABOVE, THIS SOFTWARE PRODUCT IS PROVIDED ON AN "AS IS" BASIS WITHOUT WARRANTY OF ANY KIND, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND WARRANTIES OF NON-INFRINGEMENT.

                        CONFIDENTIAL -- RESTRICTED ACCESS

5. SERVICE WARRANTY. VERITAS warrants that its services will be of a professional quality conforming to generally accepted industry standards for a period of thirty (30) days from completion of the services. For services not performed as warranted in the preceding sentence VERITAS will, at its discretion, either perform the services again or refund the relevant fees paid for such deficient services. This is your exclusive remedy and VERITAS' sole liability arising in connection with this service warranty.

6. NO OTHER WARRANTIES. The agents, employees, distributors, and dealers of VERITAS are not authorized to make modifications to these warranties nor are additional warranties binding on VERITAS. Accordingly, additional statements such as dealer advertising or presentations, whether oral or written, do not constitute warranties by VERITAS and should not be relied upon as warranties of VERITAS. THE WARRANTIES SET FORTH IN SECTIONS 4 AND 5 ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED, AND VERITAS EXPRESSLY DISCLAIMS ALL OTHER WARRANTIES, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND ANY WARRANTIES OF NON-INFRINGEMENT.

         SOME STATES DO NOT ALLOW THE EXCLUSION OF IMPLIED WARRANTIES, SO THE ABOVE EXCLUSION MAY NOT APPLY TO YOU. IN THAT EVENT, ANY IMPLIED WARRANTIES ARE LIMITED IN DURATION TO NINETY (90) DAYS FROM THE DATE OF DELIVERY OF THE SOFTWARE. THIS WARRANTY GIVES YOU SPECIFIC LEGAL RIGHTS. YOU MAY HAVE OTHER RIGHTS, WHICH VARY FROM STATE TO STATE.

7. TERMINATION. This License is effective until terminated and terminates without notice from VERITAS if you fail to comply with any of its provisions. Upon termination you shall promptly destroy the Software Product and all copies or portions thereof, and within ten (10) days certify in writing to VERITAS that all copies have been destroyed.

8. LIMITATION OF LIABILITY. IN NO EVENT SHALL VERITAS OR ITS SUPPLIERS BE LIABLE TO YOU OR ANY PERSON FOR ANY INCIDENTAL, INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES, INCLUDING WITHOUT LIMITATION, LOSS OF PROFITS, LOSS OF CUSTOMERS, LOSS OF GOODWILL, WORK STOPPAGE, DATA LOSS, COMPUTER FAILURE OR MALFUNCTION, OR ANY AND ALL OTHER SIMILAR DAMAGES OR LOSS INCLUDING COVER AND RELIANCE, EVEN IF VERITAS, ITS RESELLERS, SUPPLIERS OR ITS AGENT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. VERITAS' TOTAL LIABILITY UNDER ANY PROVISION OF THIS AGREEMENT OR OTHERWISE SHALL NOT EXCEED THE AMOUNT YOU PAID FOR THE SOFTWARE PRODUCT.

         VERITAS SHALL HAVE NO LIABILITY OR RESPONSIBILITY FOR SOFTWARE PRODUCT ALTERED, MODIFIED, OR CONVERTED, OR FOR DAMAGES RESULTING FROM ACCIDENT, ABUSE, OR MISAPPLICATION, OR FOR PROBLEMS DUE TO THE MALFUNCTION OF EQUIPMENT OR SOFTWARE NOT SUPPLIED BY VERITAS. THESE LIMITATION OF LIABILITY ARE REFLECTED IN THE PRICE OF THE SOFTWARE LICENSE AND SHALL APPLY NOTWITHSTANDING THE FAILURE OF THE ESSENTIAL

                        CONFIDENTIAL -- RESTRICTED ACCESS

         PURPOSE OF ANY LIMITED REMEDY. THE ALLOCATION OF RISKS AND LIMITATIONS OF LIABILITY AND DAMAGES ARE DELIBERATE AND THE CONSIDERATION WAS DETERMINED ACCORDINGLY.

9. INDEMNITY. You agree to indemnify, defend and hold VERITAS and its Suppliers harmless against any claims, lawsuits or damages by persons or entities with whom you have used the Software Product.

10. U.S. GOVERNMENT RESTRICTED RIGHTS. This Software Product is provided with RESTRICTED RIGHTS. Use, duplication, or disclosure by the U.S. Government is subject to restrictions as set forth in this Agreement and as provided in FAR 52.227-19, FAR 12.212(a), FAR 52.227-14 (ALT
         III), DFAR 252.227-7013(C)(1)(ii) (Oct. 1998), or DFARS 227.7202-1(a)
         and 227.7202-3(a)(1995), as applicable. VERITAS Software Global Corporation, 1600 Plymouth Street, Mountain View, California 94043.

11. COMPLIANCE WITH LAW. Each party agrees to comply with all applicable laws, rules, and regulations in connection with its activities under this Agreement. Without limiting the foregoing, you acknowledge that the Software Product, including documentation and other technical data, is subject to export controls imposed by the U.S. Export Administration Act of 1979, as amended (the "Act"), and the regulations promulgated thereunder. You will not export or reexport (directly or indirectly) the Software Product or other technical data therefor without complying with the Act and the regulations thereunder.

12. GENERAL. You agree to pay any tax assessed to this Software Product, other than VERITAS' net income or franchise tax. The parties disclaim the application of the United Nations Convention on the International Sale of Goods. This Agreement will be governed by the laws of the State of California, without regard to or application of conflicts of law rules or principles. The prevailing party in any litigation arising out of this Agreement will be entitled to recover, in addition to any other relief awarded or granted, its reasonable costs and expenses, including attorney's fees incurred in the proceedings. This Agreement may not be assigned without VERITAS' prior written consent, and any attempt to do so without such consent is void, If any provision of this Agreement is held to be unenforceable, it will be enforced to the maximum extent permissible, and the remaining provisions will remain in full force. This Agreement is the complete and exclusive statement of the agreement between us which supersedes any proposal or prior agreement, oral or written, and any other communications between us in relation to the subject matter of this Agreement.

         YOU ACKNOWLEDGE THAT YOU HAVE READ THIS AGREEMENT, UNDERSTAND IT AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS.

         THE SOFTWARE PRODUCT IS PROTECTED BY UNITED STATES COPYRIGHT LAW AND INTERNATIONAL TREATY. UNAUTHORIZED REPRODUCTION OR DISTRIBUTION IS SUBJECT TO CIVIL AND CRIMINAL PENALTIES.

                        CONFIDENTIAL -- RESTRICTED ACCESS



               ATTACHMENT C - APERTURE SOFTWARE LICENSE AGREEMENT

                        CONFIDENTIAL -- RESTRICTED ACCESS

APERTURE(TM)

-------------------------------------------------------------------------------


                  APERTURE TECHNOLOGIES, INC. SOFTWARE LICENSE

PLEASE READ THIS DOCUMENT CAREFULLY BEFORE installing this software. By installing this software, you agree to become bound by the terms of this license. IF YOU DO NOT AGREE TO TI-IE TERMS OF THIS LICENSE, DO NOT USE THE SOFTWARE ANT) PROMPTLY RETURN THE PACKAGE TO APERTURE TECHNOLOGIES, INC. WITHIN THIRTY (30) DAYS FOR A FULL REFUND. "Client Software" refers to Aperture Professional, Data Entry and ReadOnly. "Server Software" refers to Aperture Server and Aperture SmartPictures Server. "Application Software" refers to a specific project, module, interface, or script supplied by APERTURE TECHNOLOGIES, INC. "Aperture Software" refers to any or all of Client Software, Server Software, and/or Application Software. "Aperture Project" is defined as a named, connected set of drawings and data. The enclosed Aperture Software is licensed, not sold, to you by APERTURE TECHNOLOGIES, INC., for use only under the following terms. APERTURE TECHNOLOGIES, INC. reserves any rights not expressly granted to you. You own the media on which Aperture Software is recorded, but APERTURE TECHNOLOGIES, INC. retains ownership of all copies of Aperture Software itself.

1.       LICENSE. This License allows you to:

         (a) Install and/or use the Client Software only on the number of computers for which the appropriate license fees have been paid. License fees must be paid for the total number of computers using the Client Software (as opposed to the number of computers using such software concurrently).

         (b) Install and use the Server Software only on the number of servers for which the appropriate license fees have been paid. Each licensed computer server may be accessed by multiple licensed Client Software users (including via the internet).

         (c) Install and use Application Software for which a license has been purchased in accordance with subparagraphs 1(a) and 1(b), or in a single Aperture Project (if so provided in the applicable purchase order accepted by Aperture).

         (d) Use the Documentation in connection with all permitted uses of the Aperture Software.

         (e) Make one copy of the Aperture Software and Documentation for backup/archival purposes. You may also make additional copies of the Aperture Software for use in a test environment solely to perform Year 2000 compliance testing.

2. RESTRICTIONS. Your use of the Aperture Software is subject to the following restrictions:

         (a) You may use the Aperture Software only for your own internal business purposes. Without limiting the generality of the foregoing, you may NOT, without the written consent of

                  Aperture, offer or provide services to third parties (with or without charge) utilizing the Aperture Software or use the Aperture Software for electronic commerce or other public access via the internet.

         (b) The Aperture Software contains trade secrets and may be used only in object code form. You may not decompile, reverse engineer, disassemble or otherwise reduce the Aperture Software to source code form, modify, adapt or translate the Aperture Software, or create derivative works based thereon. You may not disclose the Aperture Software and Documentation to any third party (other than to your employees and consultants for use as permitted by this license).

         (c) You may not copy the Aperture Software or Documentation except as expressly provided herein.

3. TERMINATION. This License is effective until terminated. This License will terminate immediately without notice from APERTURE TECHNOLOGIES, INC. if you fail to comply with any of its provisions. Upon termination you must destroy the Aperture Software and all copies thereof, and you may terminate this License at any time by doing so.

4. EXPORT ASSURANCES. You agree that neither the Aperture Software nor any direct product thereof will be transferred or exported for sale, directly or indirectly, into any country other than the USA and Canada. The Application Software may be accessed through a network by an end-user organization in any of their locations outside the USA and Canada.

5. WARRANTY DISCLAIMER, LIMITATION OF REMEDIES AND DAMAGES. THIS APERTURE SOFTWARE AND THE ACCOMPANYING WRITTEN MATERIALS ARE LICENSED "AS IS." IN NO EVENT WILL APERTURE TECHNOLOGIES, INC., OR ITS DEVELOPERS, DIRECTORS, OFFICERS, EMPLOYEES, OR AFFILIATES BE LIABLE TO YOU FOR ANY CONSEQUENTIAL, INCIDENTAL, OR INDIRECT DAMAGES (INCLUDING DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION, AND THE LIKE) ARISING OUT OF THE USE OF OR INABILITY TO USE THE APERTURE SOFTWARE OR ACCOMPANYING WRITTEN MATERIALS EVEN IF APERTURE TECHNOLOGIES, INC. OR AN AUTHORIZED APERTURE TECHNOLOGIES, INC. REPRESENTATIVE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

APERTURE TECHNOLOGIES, INC.'s liability to you for actual damages for any cause whatsoever, and regardless of the form of the action, will be limited to the greater of $500 or the money paid for the Aperture Software that caused the damages.

6. GENERAL. If you are a U.S. Government end-user, this license of the Aperture Software conveys only "RESTRICTED RIGHTS", and its use, disclosure and duplication are subject to Federal Acquisition Regulations, 52.227-7013(c)(1)(ii). This License will be construed under the laws of the state of Connecticut, except for that body of law dealing with conflicts of law, if obtained in the U.S., or the laws of jurisdiction where obtained if obtained outside the U.S. If any provision of the License is held by a court of competent jurisdiction to be contrary to law, that provision will be enforced to the maximum extent permissible, and the remaining provisions of this License will remain in full force and effect.

                        CONFIDENTIAL - RESTRICTED ACCESS

TELCORDIA
TECHNOLOGIES
---------------------------
Performance from Experience


                            SCOPE CHANGE CONTROL FORM

This Scope Change No. 1NAP10-3 ("Scope Change") amends the Work Statement, Contract No. 1NAP10, ("Work Statement") between NAP of the Americas, Inc. ("NAPA"), a wholly owned subsidiary of Terremark Worldwide, Inc. ("Terremark"), and Telcordia Technologies, Inc. ("Telcordia"), and is effective as of this 17 day of April, 2001 ("Scope Change"). This Scope Change incorporates all the terms and conditions of the Work Statement and Agreement except as may be otherwise modified herein for the limited purpose set forth herein.

         1.       Title of Scope Change: Resale of Hardware for Permanent NAP in
                  Miami.

         2.       Date of Scope Change: April 17, 2001

         3.       Originator of Scope Change: Max Figueroa

         4. Reason for the Scope Change: NAPA has requested that Telcordia purchase hardware in support of the development of a Network Operations Center (NOC) at the Permanent NAP facility in Miami.

         5.       Details of the Scope Change (including any specifications):
                  Telcordia shall perform the following services:

                  o Upon NAPA's written approval of the quote for hardware, and associated support contracts, contained in Attachment A (Hardware), NAPA will issue a Purchase Order to Telcordia for the full amount of the hardware. Telcordia shall then order and take delivery of such Hardware.

                  o Upon completion of the development of the solution using the Hardware as described in Work Statement 1NAP10, Telcordia shall ship, at NAPA's expense including insurance coverage, the Hardware to a secure location designated by NAPA in Miami. All equipment will be considered accepted by NAPA upon delivery to its designated destination.

                  o In no event shall Telcordia have any liability in connection with shipment, nor shall the carrier be deemed to be an agent of Telcordia. Telcordia shall not be liable for damage or penalty for delay in delivery or for failure to give notice of any delay.




           TELCORDIA TECHNOLOGIES, INC. AND NAP OF THE AMERICAS, INC.
                        CONFIDENTIAL - RESTRICTED ACCESS
This document and the confidential information it contains shall be distributed, routed or made available solely to authorized persons having a need to know within Telcordia and NAPA, except with written permission of Telcordia.

                        CONFIDENTIAL - RESTRICTED ACCESS


         6. Implementation timetable of the Scope Change: Telcordia shall place orders for Hardware by April 20, 2001.

         7. Additional fees or refund, if any, of the Scope Change: NAPA shall pay Telcordia for the Hardware on the basis of a fixed price. Telcordia shall invoice NAPA for the entire amount due upon signature of this change order by both parties. Telcordia understands that NAPA is pursuing financing for the Hardware but that such financing will not be completed before Telcordia issues the purchase order. As a result, NAPA agrees to pay Telcordia the full amount of $275,520.53 ("Advance Payment") via bank wire transfer in advance of Telcordia's issuance of a purchase order for the Hardware.

                  If NAPA is successful in closing financing with a leasing company ("Leasing Company") for the Hardware within thirty
                  (30) days of the signature of this Change Order, and Telcordia receives written evidence from such Leasing Company that payment has been made to each of the vendors listed in Attachment A ("Vendor Payment") for the equipment within the same thirty (30) day period, Telcordia will return to NAPA the Vendor Payment either as a cash payment or as a credit to the oldest outstanding Telcordia invoice generated for NAPA. The form of return payment will be either a check or a credit to NAPA, at NAPA's option, subject to the following: (1) If NAPA has an outstanding debit balance with Telcordia, the credit and/or check shall be reduced by the amount of the debit balance and the debit balance will be satisfied first; and (2) Telcordia shall retain the difference between the Advance Payment and Vendor Payment in consideration for Telcordia purchasing Hardware for resale to NAPA. Telcordia shall also provide the Leasing Company with an assignment letter assigning full right and title to the Hardware purchased in satisfaction of all Telcordia obligations under this agreement.

         8. Impact of the Scope Change on other aspects of the Schedule, including but not limited to, the overall payment schedule, contractual provisions, and Deliverable schedules:

The following additional terms apply to the resale of hardware as described in this change order.

                  o TRANSFER OF TITLE: After payment in full is received by Telcordia for the Hardware, Telcordia will ship such items, at NAPA' s expense including insurance coverage, to a location designated by NAPA, in accordance with the schedule in Contract No. 1NAP10. Title to such Hardware obtained by Telcordia for resale to NAPA shall pass to NAPA upon receipt of the items so purchased.

                  o HARDWARE AND SOFTWARE: NAPA further acknowledges that Telcordia HAS NOT MADE, AND DOES NOT MAKE, ANY WARRANTY OR REPRESENTATION, EITHER EXPRESSED OR IMPLIED, OR ANY KIND WHATSOEVER WITH RESPECT TO THE HARDWARE ACQUIRED BY NAPA UNDER THIS CHANGE ORDER, INCLUDING BUT NOT LIMITED TO: (1)


              TELCORDIA AND NAPA CONFIDENTIAL -- RESTRICTED ACCESS
                See confidentiality restrictions on title page.

                        CONFIDENTIAL - RESTRICTED ACCESS


                     AS TO THE FITNESS. DESIGN, OR CONDITION OF THE HARDWARE;
                     (2) AS TO THE MERCHANTABILITY OF THE HARDWARE OR ITS Fitness FOR ANY PARTICULAR PURPOSE; (3) as to the quality or capacity of the Hardware , the materials in the Hardware, or workmanship in the Hardware; (4) as to any latent defects in the Hardware; (5) as to any patent infringement; and (6) as to the compliance of the Hardware with any requirements of any law, rule, specification, or contract pertaining thereto.

                  o PROBLEMS WITH HARDWARE. If the Hardware is not properly installed, does not operate as represented or warranted by the manufacturer, publisher or the supplier, NAPA shall make a claim on account thereof solely against the supplier, publisher or manufacturer and shall, nevertheless, pay Telcordia all fees payable hereunder. As between NAPA and Telcordia, and only in those instances where the manufacturer, publisher or supplier has provided any maintenance agreement, warranty or guaranty of any nature whatsoever applicable to the Hardware, Telcordia hereby assigns to NAPA whatever assignable interest Telcordia may have in such maintenance agreement, warranty or guaranty. The aforesaid assignment shall not in any way be deemed to limit, negate, or otherwise affect the disclaimer of warranties contained in the preceding paragraphs. Telcordia shall not incur any duties arising out of any manufacturer's, supplier's or publisher's warranties or guarantees, except as otherwise expressly set forth herein. Further, Telcordia shall not incur any liability whatsoever arising out of any claims by NAPA or breach of any manufacturer's, supplier's or publisher's warranties or guarantees applicable to the Hardware.

                  o DELIVERY AND INSPECTION. NAPA will accept the Hardware provided by Telcordia upon its delivery to the Permanent NAP.

                  o LOSS OR DAMAGE. Except for the negligence or willful misconduct of Telcordia related to the Services provided by Telcordia, NAPA shall bear the entire risk of loss, theft, destruction, or damage of the Hardware provided by Telcordia or any portion thereof from any cause whatsoever. The total or partial destruction of any such Hardware, or total or partial loss of use or possession thereof by NAPA, shall not release or relieve NAPA from the duty to pay the fees herein provided. Telcordia shall not be obligated to undertake, by litigation or otherwise, the collection of any claim against any person for loss or damage of such Hardware.

                  o ULTIMATE TAX AND LIEN RESPONSIBILITY. Telcordia's good faith acceptance of a tax exemption certificate does not represent an assurance that the State will also accept the certificate as valid at the time of audit review. NAPA is responsible for any future audit adjustment if the certificate is not accepted. NAPA agrees to reimburse Telcordia for the amount of audit adjustment and the aggregate of tax, interest, and penalty, if a certificate is subsequently denied.

              TELCORDIA AND NAPA CONFIDENTIAL -- RESTRICTED ACCESS
                See confidentiality restrictions on title page.

                        CONFIDENTIAL - RESTRICTED ACCESS


                  o INDEMNITY. Except for the negligence or willful misconduct of Telcordia related to the Services provided in this section and/or any other related Work Statement, (i) NAPA assumes the risk of liability arising from or pertaining to the possession, operation, or use of the Hardware; and (ii) NAPA hereby agrees to defend, indemnify and hold Telcordia harmless from and against any and all claims, costs, expenses, damages, and liabilities arising from or pertaining to the use, possession, or operation of such Hardware.

         9.       Other Comments:

The parties to this Scope Change agree to the terms of the Agreement and the Work Statement, and further represent that this Scope Change is executed by their respective Program Managers as of the dates below, subject to final approval by the parties respective authorized representatives in accordance with each parties' established corporate policy. The parties to this Scope Change further agree that any terms of the Agreement or Work Statement modified or amended by this Scope Change shall be applicable only for the limited purposes of this Scope Change, and any terms and conditions of the Agreement or Work Statement not modified hereby shall remain unchanged and in full force and effect.


AGREED BY:

NAP OF THE AMERICAS INC.                      TELCORDIA TECHNOLOGIES, INC.


By:    /s/ Brian K. Goodkind                  By:    /s/ Thelina Andersen
       ----------------------------------            --------------------
Name:  Brian K. Goodkind                      Name:  Thelina Andersen
       ----------------------------------            ----------------
Title: EVP & COO                              Title: Senior Contract Manager
       ----------------------------------            -----------------------
Date:  4/18/01                                Date:  5/4/01
       ----------------------------------            ------



               TELCORDIA AND NAPA CONFIDENTIAL - RESTRICTED ACCESS
                 See confidentiality restrictions on title page.

                        CONFIDENTIAL - RESTRICTED ACCESS


                                  ATTACHMENT A

-----------------------------------------------------------------------------------------------------------------------------------
       ITEM AND                       UNIT PRICE    TERREMARK
    PRODUCT NUMBER       QUANTITY      PRODUCT        PRICE                          DESCRIPTION
---------------------    --------     ----------    ---------  --------------------------------------------------------------------
DELL HARDWARE QUOTE
Base Unit:                 2                                    Dell PowerEdge 6450, 700MHz/1M Cache, PIIIX, Redundant Power
                                                                Supplies (220-0662)

Processor:                                                      Dell PowerEdge 64X0, 700MHz, 1 MBSecond Processor, Factory Install
                                                                (311-0831)

Memory:                                                         1GB RAM, 4 X 256MB Registered DIMMs, for Dell PowerEdge 6400/6450,
                                                                Factory Install (311-4110)

Keyboard:                                                       QuietKey Keyboard, 104 Key, Gray, 6 Pin, Factory Install (310-4100)

Monitor:                                                        Monitor Option-None (320-0058)

Floppy Disk Drive:                                              1.44MB, 3.5", Floppy Drive, for Dell PowerEdge Servers, Factory
                                                                Install (340-6209)

Operating System:                                               No Operating System, For Dell PowerEdge Servers, Windows 2000
                                                                Factory Install (420-5100)

Mouse:                                                          Mouse Option None (310-0024)

NIC:                                                            INTEL DUAL-PRT, 4.0, Network Card, Dell PowerEdge (430-4938)

CD-ROM or DVD-ROM Drive:                                        CD, 680M, IDE, Internal, No Controller/No Cables, 24X, Black,
                                                                Factory Install (313-3618)

Documentation Diskette:                                         Electronic Documentation on CD (310-0438)

Controller Option:                                              FC-HBA Adapter, Copper, Single, 2200/66, for Dell Power Vault,
                                                                Factory Install (340-7360)


           TELCORDIA TECHNOLOGIES, INC. AND NAP OF THE AMERICAS, INC.
                        CONFIDENTIAL - RESTRICTED ACCESS
This document and the confidential information it contains shall be distributed, routed or made available solely to authorized persons having a need to know within Telcordia and NAPA, except with written permission of Telcordia.

                        CONFIDENTIAL - RESTRICTED ACCESS

-----------------------------------------------------------------------------------------------------------------------------------
       ITEM AND                       UNIT PRICE    TERREMARK
    PRODUCT NUMBER       QUANTITY      PRODUCT        PRICE                          DESCRIPTION
---------------------    --------     ----------    ---------  --------------------------------------------------------------------
Option 1:                                                       Hard Drive Config, MS, Hard Drive Increasing (1 X 4 Mode), for
                                                                Dell Power Edge 64XX, Factory Install (340-9512)

Option 2:                                                       Rack, Rapid-Rail, 4U, for Dell Servers, Factory Install (310-0512)

Service:                                                        Type 2 Contract - Same Day 4-Hour 7x24 Parts & Labor On-Site
                                                                Response Initial Year (900-2840)

Extended Service:                                               Type 2 Contract - Same Day 4-Hour 7x24 Parts & Labor On-Site
                                                                Response 2YR Extended (900-2842)

Installation:                                                   On-Site Installation Declined (900-9997)

Misc.:                                                          18 GB, 10000RPM, 1.0 IN, U3, Hard Drive, for Dell PowerEdge 6400,
                                                                6350 (340-8808)

Misc.:                                                          18 GB, 10000RPM, 1.0 IN, U3, Hard Drive, for Dell PowerEdge 6400,
                                                                6350 (340-8808)

Subtotal for Servers                               $23,859.00



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
-----------------------------------------------------------------------------------------------------------------------------------
       ITEM AND                       UNIT PRICE    TERREMARK
    PRODUCT NUMBER       QUANTITY      PRODUCT        PRICE                          DESCRIPTION
---------------------    --------     ----------    ---------  --------------------------------------------------------------------
Base Unit (Chasis)          1                                   Dell Power Vault 51F, Base (220-9658)

                                                                No Operating System for Dell Power Vault Servers
                                                                (420-3019)

                                                                Rail Kit, for Dell Power Vault 51F, Factory Install
                                                                (310-3583)

                                                                Type 2 Contract - Same Day 4-Hour 7x24 Parts &
                                                                Labor On-Site Response Initial Year (900-2470)

                                                                4-Hour/7x24 Parts and Labor On-Site Service, 2 Year
                                                                Extended, Wang (900-2572)

                                                                On-Site Installation Declined (900-9997)
                                                                Power Supply, 110W, Dual, for Dell Power Vault 51F,
                                                                Factory Install (310-3581)

                                                                hssdc/db-9, 30awg Cable for Dell Power Vault 650F,
                                                                Factory Install (310-0192)
                                                                -Quantity 4

                                                                HSSDC/HSSDC, 24 AWG, 6 Meter, Cable Dell Power
                                                                Vault, 50F, Factory Install (310-0336)
                                                                -Quantity 4


Subtotal for Chasis                                 $12,659.90




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

                        CONFIDENTIAL - RESTRICTED ACCESS

-----------------------------------------------------------------------------------------------------------------------------------
       ITEM AND                       UNIT PRICE    TERREMARK
    PRODUCT NUMBER       QUANTITY      PRODUCT        PRICE                          DESCRIPTION
---------------------    --------     ----------    ---------  --------------------------------------------------------------------
Base Unit (RAID Disks)      1                                  Dell Power Vault 660F (220-0997)
                                                               512MB Dual Inline Memory Module, for Dell Power
                                                               Vault 660F (311-1177)

                                                               512MB Dual Inline Memory Module, for Dell Power
                                                               Vault 660F (311-1177)

                                                               Hard Drive, 18GB, Fiber Channel 1", 10K RPM, Power
                                                               Vault 224, 7 Pack (340-3365)

                                                               Controller, Power Vault 660F, 2 Raid, 2 LS (340-3369)

                                                               Troubleshooting Guide for Power Vault 660F
                                                               (310-0833)

                                                               Type 2 Contract - Same Day 4-Hour 7x24 Parts &
                                                               Labor On-Site Response Initial Year (900-2090)

                                                               4-Hour/7x24 Parts and Labor On-Site Service, 2 Year
                                                               Extended, Wang (900-2572)

                                                               Power Vault Advanced Software and Configuration
                                                               Support, Unlimited Resolution, Expires in 1 Year
                                                               (Level II) (900-5084)

                                                               On-Site Installation Declined (900-9997)
                                                               Worldwide Name Enhancement Service ((900-9976)
Subtotal for RAID Disk                             $23,897.50

Tax and Shipping total                              $1,876.07

DELL HARDWARE TOTAL                                $62,292.47


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                        CONFIDENTIAL - RESTRICTED ACCESS

-----------------------------------------------------------------------------------------------------------------------------------
       ITEM AND                       UNIT PRICE    TERREMARK
    PRODUCT NUMBER       QUANTITY      PRODUCT        PRICE                          DESCRIPTION
---------------------    --------     ----------    ---------  --------------------------------------------------------------------
CISCO HARDWARE QUOTE

1.0 CISC02621               2         $3,095.00     $4,017.31      Dual 10/100 Ethernet Router with 2 WIC Slots & 1 NM Slot

2.0 CAB-AC                  2           N/C            NC          Power Cord, 110V

3.0 S26CHL-12106            2         $2,400.00     $3,115.20      Cisco 2600 Series IOS IP/FW/IDS PLUS IPSEC 56

4.0 MEM2600-32U64D          2         $1,900.00     $2,466.20      32- to 64-MB DRAM Factory Upgrade for the Cisco 2600 Series

5.0 MEM2620-8U32FS          2         $1,500.00     $1,947.00      8 to 32MB Flash SIMM Upgrade for the Cisco 262x only

6.0 CON-OSP-26XX            2           $784.00     $1,293.60      OSP Svc, 2600 Series, Ethernet Modular Router w/IOS IP s/w

CISCO HARDWARE TOTAL                               $12,839.31



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
-----------------------------------------------------------------------------------------------------------------------------------
       ITEM AND                       UNIT PRICE    TERREMARK
    PRODUCT NUMBER       QUANTITY      PRODUCT        PRICE                          DESCRIPTION
---------------------    --------     ----------    ---------  --------------------------------------------------------------------
DATUM HARDWARE QUOTE

1.0 SSU-2000                2         $23,693.00   $52,124.60      SSU-2000 - Main Shelf, Stratum 2E Rb Clock,
                                                                   Communications Module, GPS Input Module, Input
                                                                   DS1 Module, (2)-20 Output DS1 Modules, Stratum 3E
                                                                   Clock Module, (2)-Antenna Kit 100' to 400'

DATUM HARDWARE TOTAL                               $52,124.60
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
-----------------------------------------------------------------------------------------------------------------------------------
       ITEM AND                       UNIT PRICE    TERREMARK
    PRODUCT NUMBER       QUANTITY      PRODUCT        PRICE                          DESCRIPTION
---------------------    --------     ----------    ---------  --------------------------------------------------------------------
TELAMON HARDWARE
 QUOTE

#TAC / Telalert
 Complete Engine            1         $10,000.00   $11,000.00      Provides complete notification via e-mail, pagers, two-way pagers, voice and interactive voice response (IVR),
                                                                   loud speakers and electronic signboards. Includes one
                                                                   TelAlert Complete server software license, ten client
                                                                   connection licenses, one paging port, two internet ports,
                                                                   one TelAlert Engine connection license, one TelAlert
                                                                   Engine (hardware unit) with battery backup, internal
                                                                   modem, local speaker, and cable set and one single line
                                                                   paging connect software license.

TELAMON HARDWARE
  TOTAL                                            $11,000.00


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                        CONFIDENTIAL - RESTRICTED ACCESS

-----------------------------------------------------------------------------------------------------------------------------------
       ITEM AND                       UNIT PRICE    TERREMARK
    PRODUCT NUMBER       QUANTITY      PRODUCT        PRICE                          DESCRIPTION
---------------------    --------     ----------    ---------  --------------------------------------------------------------------
SUN (2ND ORDER)
 HARDWARE QUOTE

1.0 E220 (quote no.
  WTSP-ML-420081-A)         2         $10,000.00   $40,247.94      E220R Servers

1.1 A34-ULD1-1GGB1          1         $13,189.00   $12,041.56      Enterprise 220R Server, On 450MHz Ultra SPARC-II
                                                                   processor, 4MB E-cache, 1GB memory, two 36GB
                                                                   10,000rpm 1-inch high internal Ultra SCSI, internal
                                                                   DVD, Solaris server license, one power supply, 10/100
                                                                   Ethernet (Standard Configuration)

1.2 X1195A                  1          $5,500.00    $5,021.50      Ultra SPARC-II 450MHz processor module with 4MB cache

1.3 1033A                   1            $695.00      $512.22      10/100 Base Fast Ethernet PCI Adapter 2.0 w/MII Sun
                                                                   Fast Ethernet 2.0 PCI is a 10/100 Ethernet Network
                                                                   interface card supporting the 33 Mhz PCI interface
                                                                   standard. The Sun Fast Ethernet 2.0 PCI also offers a
                                                                   MII interface to support external peripheral devices.
                                                                   Factory installed option.

1.4 SOLZS-080B9AY9          1            $100.00       $73.00      Solaris 8 Standard, Latest Release English-Only Media Kit.

1.5 X311L                   1                                      Localized Power Cord Kit North American/Asian

1.6 SERVER-INSTALL          1          $2,250.00    $2,475.00      Server Start installation service for Sun workgroup and
                                                                   Enterprise servers (excluding E10000)


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




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
-----------------------------------------------------------------------------------------------------------------------------------
       ITEM AND                       UNIT PRICE    TERREMARK
    PRODUCT NUMBER       QUANTITY      PRODUCT        PRICE                          DESCRIPTION
---------------------    --------     ----------    ---------  --------------------------------------------------------------------
2.0 SG-XARY030A             1         $7,500.00     $5,527.50      72-Inch StorEdge Expansion Rack w/2 power
                                                                   sequencers and cables. The StoreEdge Expansion Rack
                                                                   is intended for a variety of Storage products including
                                                                   the A1000/D1000, A3000, A5000, and tape products.
                                                                   The rack is 24" wide and 72" tall. This rack will include
                                                                   power sequencers and power cables.

3.0 X3858A                  2                                      U.S./Canada power cord for StorEdge Expansion cabinet
                                                                   (NEMA L6-30P plug)

Subtotal for
  lines 1.0 - 3.0                                  $45,775.44

4.0 E220                    1                      $34,458.99      E220R Server with L40 Tape

4.1 A34-ULD1-1GGB1          2        $14,445.00    $26,376.57      Enterprise 220R Server, one 450MHz Ultra SPARC-II
                                                                   processor, 4MB E-cache, 1GB memory, two 36GB
                                                                   10,000rpm 1-inch high internal Ultra SCSI, internal
                                                                   DVD, Solaris server license, one power supply, 10-/100
                                                                   Ethernet (Standard Configuration)

4.2 X1195A                  1         $5,500.00     $5,021.50      Ultra SPARC-II 450MHz processor module with 4MB cache

4.3 1033A                   1           $695.00       $512.22      10/100 Base Fast Ethernet PCI Adapter 2.0 s/MII Sun
                                                                   FastEthernet 2.0 PCI is a 10/100 Ethernet Network
                                                                   interface card supporting the 33 Mhz PCI interface
                                                                   standard. The Sun Fst Ethernet 2.0 PCI also offers
                                                                   a MII interface to support external peripheral devices.
                                                                   Factory installed option.


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                                                                         Page 13

                        CONFIDENTIAL - RESTRICTED ACCESS

-----------------------------------------------------------------------------------------------------------------------------------
       ITEM AND                       UNIT PRICE    TERREMARK
    PRODUCT NUMBER       QUANTITY      PRODUCT        PRICE                          DESCRIPTION
---------------------    --------     ----------    ---------  --------------------------------------------------------------------
4.4 SOLZS-080B9AY9          1          $100.00       $73.70      Solaris 8 Standard, Latest Release English-Only Media Kit.

4.5 X311L                   1                                    Localized Power Cord Kit North American/Asian

4.6 SERVER-INSTALL          1        $2,250.00    $2,475.00      Server Start installation service for Sun workgroup and
                                                                 Enterprise servers (excluding E10000)

5.0 SG-XLIBDLT82R-L40       1       $40,000.00   $29,480.00      40 Cartridge rackmount tape library with 2x2 DLT8000 drives

6.0 SG-XTAPDLT8000-L20      2        $9,000.00   $13,266.00      Additional tape drive for the L20 library family

7.0 X6541A                  1        $1,440.00    $1,061.28      Dual channel differential Ultra-SCSI host adapter, PCI;
                                                                 includes 2m SCSI cables

8.0 SG-XARY030A             1        $7,500.00    $5,527.50      72-inch StorEdge Expansion Rack w/2 power
                                                                 sequencers and cables. The StoreEdge Expansion Rack
                                                                 is intended for a variety of Storage products including
                                                                 the A1000/D1000, A3000, A5000 and tape products.
                                                                 The rack is 24" wide and 72" tall.  This rack will include power sequencers and power cables.

9.0 X3858A                  2                                    U.S. / Canada power cord for StorEdge expansion
                                                                 cabinet (NEMA L6-30P plug)

Subtotal for lines
  1.0 - 9.0                                      $83,793.77



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
-----------------------------------------------------------------------------------------------------------------------------------
       ITEM AND                       UNIT PRICE    TERREMARK
    PRODUCT NUMBER       QUANTITY      PRODUCT        PRICE                          DESCRIPTION
---------------------    --------     ----------    ---------  --------------------------------------------------------------------
1.0 A21                     2                       $7,694.50    Ultra 5 Workstations

1.1 A21UJC1Z9P-C256CY       1         $2,895.00     $2,643.14    Sun Ultra 5, Model 400, 1x400-MHz Ultra SPARC-III,
                                                                 2-MB L2 cache, 256-MB DRAM, Onboard PGx24
                                                                 Graphics, 2-GB 7200 rpm EIDE Internal disk, 48x
                                                                 CD-ROM, 1.44-MB floppy, No Country Kit, Solaris 7,
                                                                 11/99 and solaris 8, 01/00, installed (standard
                                                                 configuration).

                            1         $1,250.00     $1,141.25    21-inch Color monitor, 19.8" v.a. 0.24mm dot pitch
                                                                 aperture grille, 30-121kHz, WW agency compliance, 2m
                                                                 DB13W3 captive video cable and HD15-pin connector
                                                                 Sun unique ID, logo and color TCO 99, 10-language
                                                                 users guide standard/Korean versions.

1.2 X7136A                  1                                    North American UNIX, European UNIX, UNIX
                                                                 Universal, Type 6 kit with Sun interface

1.3 X3515A                  1            $45.00        $41.09    BAE VIDEO CONNECTOR

1.4 X471A

Subtotal for lines
  1.0 - 1.40                                        $7,694.94

SUN (2ND ORDER)
  HARDWARE TOTAL                                  $137,264.15

TOTAL                                             $275,520.53


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


                        Confidential - Restricted Access


                            SCOPE CHANGE CONTROL FORM

This Scope Change No. 1NAPIO-4 ("Scope Change") amends the Work Statement, Contract No. 1NAPIO, ("Work Statement") between NAP of the Americas, Inc. ("NAPA"), a wholly owned subsidiary of Terremark Worldwide, Inc. ("Terremark"), and Telcordia Technologies, Inc. ("Telcordia"), and is effective as of this 13 day of APRIL, 2001 ("Scope Change"). This Scope Change incorporates all the terms and conditions of the Work Statement and Agreement except as may be otherwise modified herein for the limited purpose set forth herein.

         1.       Title of Scope Change: Resale of Software for Permanent NAP in
                  Miami.

         2.       Date of Scope Change:  April 13, 2001

         3.       Originator of Scope Change:  Max Figueroa

         4. Reason for the Scope Change: NAPA has requested that Telcordia purchase software ("Software") and the associated professional services provided by the designated software vendors outlined in Attachment A, in support of the development of a Network Operations Center (NOC) at the Permanent NAP facility in Miami.

         5.       Details of the Scope Change (including any specifications):
                  Telcordia shall perform the following services:

                  o Upon NAPA's approval of the quote for Software, and associated support contracts, contained in Attachment A , NAPA will issue a Purchase Order to Telcordia for the full amount of the Software. Telcordia shall then order and take delivery of such Software.

                  o Upon completion of the development of the solution using the Software as described in Work Statement 1NAP1O, Telcordia shall ship, at NAPA's expense including insurance coverage, the Software to a secure location designated by NAPA in Miami. All equipment and integrated Software will be considered accepted by NAPA upon delivery to its designated destination.

                  o In no event shall Telcordia have any liability in connection with shipment, nor shall the carrier be deemed to be an agent of Telcordia. Telcordia shall not be liable for damage or penalty for delay in delivery or for failure to give notice of any delay.

         6. Implementation timetable of the Scope Change: Telcordia shall place orders for the Software by April 25, 2001.



 Telcordia Technologies, Inc. and NAP of the Americas, Inc. - Restricted Access
       This document and the confidential information it contains shall be distributed, routed or made available solely to authorized persons having a need to know within Telcordia and NAPA, except with
                        written permission of Telcordia.

                        Confidential - Restricted Access


         7. Additional fees or refund, if any, of the Scope Change: NAPA shall pay Telcordia for the Software on the basis of a fixed price. Telcordia shall invoice NAPA for the entire amount due upon signature of this change order by both parties. Telcordia understands that NAPA is pursuing financing for the Software, but that such financing will not be completed before Telcordia issues the purchase order. As a result, NAPA agrees to pay Telcordia the full amount of $277,352.14 ("Advance Payment") in advance of Telcordia's issuance of a purchase order for the Software.

                  If NAPA is successful in closing financing with a leasing company ("Leasing Company") for the Software within thirty
                  (30) days of the signature of this Change Order, and Telcordia receives written evidence from such Leasing Company that payment has been made to each of the vendors, as listed in Attachment A ("Vendor Payment") for the Software within the same thirty (30) day period, Telcordia will return to NAPA the Vendor Payment either as a cash payment or as a credit to the oldest outstanding Telcordia invoice generated for NAPA. The form of return payment will be either a check or a credit to NAPA, at NAPA's option, subject to the following: (1) If NAPA has an outstanding debit balance with Telcordia, the credit and/or check shall be reduced by the amount of the debit balance and the debit balance will be satisfied first; and (2) Telcordia shall retain the difference between the Advance Payment and Vendor Payment in consideration for Telcordia purchasing Software for resale to NAPA. Telcordia shall also provide the Leasing Company with an assignment letter assigning full right and title to the Software purchased in satisfaction of all Telcordia obligations under this agreement.

         8. Impact of the Scope Change on other aspects of the Schedule, including but not limited to, the overall payment schedule, contractual provisions, and Deliverable schedules:

The following additional terms apply to the resale of Software as described in this change order.

         o SOFTWARE LICENSES: After payment in full is received by Telcordia for the Software, Telcordia will accept delivery and install the Software. Telcordia will ship such Software, at NAPA's expense including insurance coverage, to a location designated by NAPA, in accordance with the schedule in Contract No. 1NAP10. NAPA agrees to pay Telcordia the licensing fees for the Third Party Software in accordance with
                  Section 7 above. In addition, NAPA agrees to be bound by the licensing terms and conditions accompanying the Third Party Software, whether in the form of "shrink wrap licenses" as part of the documentation or "click accept" licenses incorporated as part of the Third Party Software. Ownership of the Software shall remain at all times with the publisher of such Software.




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                                       2

                        Confidential - Restricted Access

         o SOFTWARE: NAPA FURTHER ACKNOWLEDGES THAT TELCORDIA HAS NOT MADE, AND DOES NOT MAKE, ANY WARRANTY OR REPRESENTATION, EITHER EXPRESSED OR IMPLIED, OR ANY KIND WHATSOEVER WITH RESPECT TO THE SOFTWARE ACQUIRED BY NAPA UNDER THIS CHANGE ORDER, INCLUDING BUT NOT LIMITED TO: (1) AS TO THE FITNESS, DESIGN, OR CONDITION OF THE SOFTWARE; (2) AS TO THE MERCHANTABILITY OF THE SOFTWARE OR ITS FITNESS FOR ANY PARTICULAR PURPOSE; (3) as to the quality or capacity of the Software; (4) as to any latent defects in the Software; (5) as to any patent infringement; and (6) as to the compliance of the Software with any requirements of any law, rule, specification, or contract pertaining thereto.

         o PROBLEMS WITH SOFTWARE. If the Software is not properly installed, does not operate as represented or warranted by the manufacturer, publisher or the supplier, NAPA shall make a claim on account thereof solely against the supplier, publisher or manufacturer and shall, nevertheless, pay Telcordia all fees payable hereunder. As between NAPA and Telcordia, and only in those instances where the manufacturer, publisher or supplier has provided any maintenance agreement, warranty or guaranty of any nature whatsoever applicable to the Software, Telcordia hereby assigns to NAPA whatever assignable interest Telcordia may have in such maintenance agreement, warranty or guaranty. The aforesaid assignment shall not in any way be deemed to limit, negate, or otherwise affect the disclaimer of warranties contained in the preceding paragraphs. Telcordia shall not incur any duties arising out of any manufacturer's, supplier's or publisher's warranties or guarantees, except as otherwise expressly set forth herein. Further, Telcordia shall not incur any liability whatsoever arising out of any claims by NAPA or breach of any manufacturer's, supplier's or publisher's warranties or guarantees applicable to the Software.

         o DELIVERY AND INSPECTION. NAPA will accept the Software provided by Telcordia upon its delivery to the Permanent NAP.

         o LOSS OR DAMAGE. Except for the negligence or willful misconduct of Telcordia related to the Services provided by Telcordia, NAPA shall bear the entire risk of loss, theft, destruction, or damage of the Software provided by Telcordia or any portion thereof from any cause whatsoever. The total or partial destruction of any such Software, or total or partial loss of use or possession thereof by NAPA, shall not release or relieve NAPA from the duty to pay the fees herein provided. Telcordia shall not be obligated to undertake, by litigation or otherwise, the collection of any claim against any person for loss or damage of such Software.


     Telcordia Technologies, Inc. and NAPA Confidential - Restricted Access
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                                       3

                        Confidential - Restricted Access

         o ULTIMATE TAX AND LIEN RESPONSIBILITY. Telcordia's good faith acceptance of a tax exemption certificate does not represent an assurance that the State will also accept the certificate as valid at the time of audit review. NAPA is responsible for any future audit adjustment if the certificate is not accepted. NAPA agrees to reimburse Telcordia for the amount of audit adjustment and the aggregate of tax, interest, and penalty, if a certificate is subsequently denied.

         o INDEMNITY. Except for the negligence or willful misconduct of Telcordia related to the Services provided in this section and/or any other related Work Statement, (i) NAPA assumes the risk of liability arising from or pertaining to the possession, operation, or use of the Software; and (ii) NAPA hereby agrees to defend, indemnify and hold Telcordia harmless from and against any and all claims, costs, expenses, damages, and liabilities arising from or pertaining to the use, possession, or operation of such Software.

         9.       Other Comments:

The parties to this Scope Change agree to the terms of the Agreement and the Work Statement, and further represent that this Scope Change is executed by their respective Program Managers as of the dates below, subject to final approval by the parties respective authorized representatives in accordance with each parties' established corporate policy. The parties to this Scope Change further agree that any terms of the Agreement or Work Statement modified or amended by this Scope Change shall be applicable only for the limited purposes of this Scope Change, and any terms and conditions of the Agreement or Work Statement not modified hereby shall remain unchanged and in full force and effect.

AGREED BY:
NAP OF THE AMERICAS, INC.                  TELCORDIA TECHNOLOGIES, INC.


By:  /s/ BRIAN K. GOODKIND                 By:  /s/ CAROL D. GUERRIER
   ------------------------------------       ---------------------------------
Name:    BRIAN K. GOODKIND                 Name:    CAROL D. GUERRIER
     ----------------------------------         -------------------------------
Title:   EXECUTIVE VICE PRESIDENT & COO    Title:   ASSOCIATE CONTRACT MANAGER
      ---------------------------------          ------------------------------
Date:    5-16-01                           Date:    5-21-01
     ----------------------------------         -------------------------------




     Telcordia Technologies, Inc. and NAPA Confidential - Restricted Access
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                                       4

                        Confidential - Restricted Access


                                  ATTACHMENT A

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
        ITEM AND                                       UNIT PRICE              TERREMARK
     PRODUCT NUMBER             QUANTITY                PRODUCT                  PRICE               DESCRIPTION
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
HP SOFTWARE PRODUCTION QUOTE

          1.0                       1                    $121,028.00     $86,535.02 VantagePoint Manager (main)
          3.0                       2                     $29,742.00     $42,531.06 Network Node Manager
          4.0                       1                      $8,741.00     $6,249.82 Custom Views (main)
          6.0                       1                     $26,346.00     $18,901.74 VantagePoint Remedy SPI (main)
          8.0                       1                      $9,811.00     $7,014.87 Oracle SPI (main)
         10.0                       4                      $2,616.00     $7,481.76 Tier 1 Agent
         11.0                       2                      $1,741.00     $2,489.63 Tier 0 Agent


HP SOFTWARE PRODUCTION TOTAL                                  $171,203.89



------------------------- ---------------------- ----------------------- ---------------------- ----------------------
        ITEM AND                                       UNIT PRICE              TERREMARK
     PRODUCT NUMBER             QUANTITY                PRODUCT                  PRICE               DESCRIPTION
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

FUNK SOFTWARE PRODUCTION QUOTE
1.0 SBUC2-V225                      1                      $9,500.00     $10,450.00 Steel Belted Radius Enterprise
                                                                         Edition for Solaris 2 Pack includes 1 year
                                                                         service _________________.


FUNK SOFTWARE PRODUCTION TOTAL                                $10,450.00


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                                       5

                        Confidential - Restricted Access




------------------------- ---------------------- ----------------------- ---------------------- ----------------------
        ITEM AND                                       UNIT PRICE              TERREMARK
     PRODUCT NUMBER             QUANTITY                PRODUCT                  PRICE               DESCRIPTION
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
ORACLE SOFTWARE PRODUCTION QUOTE

          1.0                       2                        $620.00     $954.80 SQL*Plus - Named User Multi Server
          2.0                      15                        $200.00     $2,310.00 Oracle Database Standard Edition
                                                                         - Name User Multi Server
          3.0                       1                        $296.80     $228.54 Initial 1 Year Product Support -
                                                                         Annual Technical Support
          4.0                       1                         $39.95     $43.95 Oracle(R)Database 8i Release 3
                                                                         (8.1.7) CD
          5.0                       1                        $636.00     $489.72 UPDATE SUBSCRIPTION SERVICE FEE


ORACLE PRODUCTION  TOTAL                             $4,027.00
















     Telcordia Technologies, Inc. and NAPA Confidential - Restricted Access
                 See confidentiality restrictions on title page.

                         OPERATIONS DESIGN AND DOCUMENTATION FOR THE NAP NETWORK
                                                         WORK STATEMENT NO. 0017
                                                             CONTRACT NO. 1NAP17

--------------------------------------------------------------------------------

This Work Statement ("WS") is issued under the Professional Services Master Agreement Contract No. 20000822JS113827 dated September 1, 2000, amended on September 29, 2000 ("Master Agreement") between NAP of the Americas, Inc. ("NAPA"), a wholly owned subsidiary of Terremark Worldwide, Inc. ("Terremark") and Telcordia Technologies, Inc. ("Telcordia"). Telcordia shall provide the following Services under the terms and conditions of the Master Agreement and any additional terms contained in this WS.

1. SCOPE OF SERVICES

As described in this WS, Telcordia shall provide Professional Services associated with the documentation of policies and process flows necessary to operate the permanent Internet Network Access Point ("NAP") network at the Technology Center of the Americas ("TECOTA") location in Miami. Telcordia shall work with NAPA to design the policies, processes, procedures and tasks for the operation of the NAP peering infrastructure, the Network Operations Center (NOC) systems and the general data center operations that are needed to run a NAP of this size.

2. DESCRIPTION OF SERVICES

Telcordia shall design and document the following items for NAPA. The items may include one or more of the following:

POLICY: Description of the corporate directive(s) for a specific business function, why it is important and who has management responsibility for the function.

PROCESS: High-level flow charts and text descriptions that show what needs to get done and who does it, to accomplish a specific function consistent with business policy.

PROCEDURE:        Atomic level description of how to do a specific task that when done according to the process flow results in the completion of an activity consistent with business policy. We also refer to these as Methods and Procedures.

COACHING:         On site tutoring or coaching of students on the proper
                  application of policies, processes or procedures.

Telcordia shall develop the design and documentation for the following management areas:

         a) PERFORMANCE MANAGEMENT: Policy/process/procedures for trouble reporting within NAPA and to customers. Generation of reports on: installation intervals, customer trouble resolution



     TELCORDIA TECHNOLOGIES, INC. AND NAPA CONFIDENTIAL - RESTRICTED ACCESS
       This document and the confidential information it contains shall be distributed, routed or made Available solely to the authorized persons having a need to know within Telcordia and NAPA,
                  Except with written permission of Telcordia.

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                        CONFIDENTIAL - RESTRICTED ACCESS
                                 Final Issue v2

                  intervals, etc. (Note, systems for collecting this information is covered under WS1O). Trouble escalation procedures that involve customers and NAPA.


         b) CHANGE MANAGEMENT: Policy/process/procedures for handling building inventory. Type of information to record, reconciling database with physical inventory, etc. (Note, the inventory software system is being developed under WS1O) Naming and nomenclature for inventoried items. Change control board policy/process/procedures for system upgrades, backups, etc. Data retention policies (e.g., off-site storage, etc.) Evaluation of possible ISO certifications for the NAP. Policy/process/procedure for managing documents. Communications plans and decimation of key learnings.

         c) CUSTOMER MANAGEMENT: Service activation policies/process/procedures for going from sales of services, to creation of a service order, to alerting customer of the service status. (Note, the actual provisioning of the service is covered under WS 10). This includes coordination of customer equipment deliveries to the NAPA facility. Definitions of policies/process/procedures for managing customer requests and inquiries for existing customers. Service de-activation policies/process/procedures. Customer service acceptance/certification policies/procedures.
                  Policies/process/procedures to handle customer inquiries, opening trouble tickets and to determine status of customer problem resolution.

         d) SYSTEMS MANAGEMENT: Policies/process/procedures for system administrators that have the responsibilities to manage the NOC servers and database servers. Management of employee desktop systems, employee email, time reporting, voucher systems, etc. Software change control policy/process/procedures. This work will also develop a manual that describes the day to day activities of NOC personnel, and will also include a glossary and definition of terms that are needed by NOC personnel.

         e) TECHNICAL WEB SITE: Policies/process/procedures for the information to be included in the technical web site. Split of technical information by: globally available information, information for NAP customers only, specific customer information and information for NAPA only. Security systems for the Web site. Definition of self-help web sites that allow customer to initiate or change existing services. Marketing and sales web sites are specifically not included in this WS. This work does not include web site design.

         f) PHYSICAL AND NETWORK SECURITY MANAGEMENT: Access control procedures. Definition of daily and long-term network security analysis for the physical systems on the second floor of the TECOTA building. Configuration management of the logical network security including access lists and Policy for allowing access to various systems. Specifically not included in this WS are: security audits, periodic reviews and recommendations from those periodic reviews.



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         g)       HUMAN RESOURCES: Definition of staff roles and
                  responsibilities; job titles; example tasks for each title; job requirements and advertisements are included. Training policy including: new-hire training, certification policies, etc. are included. Specifically not included in this WS are worker grade and salary levels; promotion criteria, career path migration.

3.       NAPA RESPONSIBILITIES

         a) Todd Gale shall be the single point of contact empowered to make decisions related to the Services.

         b)       NAPA shall provide:

                  o Access to NAPA personnel to assist in defining billing, network and service operations;

                  o Access to existing policies and procedures that will be used as a basis for the Services.

         c) NAPA shall review any Deliverable document submitted by Telcordia in draft form and notify Telcordia in writing within ten (10) business days of any deficiencies in the draft Deliverable document in sufficient detail to enable Telcordia to make any necessary changes and submit to NAPA in final form or notify Telcordia of a delay in the document review. If a response is not received on the draft Deliverable within ten
                  (10) business days, the Deliverable will be deemed accepted by NAPA.

Failure to perform any of the above NA.PA responsibilities may cause schedule delays or may result in additional costs to NAPA. Where practical and at no additional direct cost to Telcordia, Telcordia facilities will be used from time to time.

4.       FEES AND PAYMENTS

NAPA shall pay Telcordia for the Services provided in this WS on a time and materials basis.

         a) ESTIMATED AMOUNTS: Telcordia estimates that the fee for the Services will be approximately Eight Hundred Thousand Dollars (US$800,000) ("Estimated Fee"), excluding out of pocket expenses and materials. The Estimated Fee is non-binding on Telcordia, Telcordia shall notify NAPA when it reaches eighty-five percent (85%) of the Estimated Fee. Telcordia shall obtain prior written approval to exceed the Estimated Fee in the aggregate (fees plus reimbursable expenses). Telcordia reserves the right to suspend the performance of Services hereunder and toll the term of this WS until NAPA approves in writing a revised Estimated Fee, if any.

         b) BILLING: NAPA shall pay Telcordia for the Services on the following basis:


               TELCORDIA AND NAPA CONFIDENTIAL - RESTRICTED ACCESS
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                                                                          Page 3
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                        CONFIDENTIAL - RESTRICTED ACCESS
                                 Final Issue v2

                  1) LABOR: All labor shall be reimbursed on an hourly basis, based on the actual hours incurred multiplied by the hourly rates as set forth below. The rates below represent Preferred Pricing rates as defined in
                           Section 2 of the Master Agreement, as amended.

                          ------------- ------------------------- -------
                              ROLE      NAP OF THE AMERICAS ROLES  RATE
                          ------------- ------------------------- -------
                           Engineering          Principal          $315
                          ------------- ------------------------- -------
                           Engineering      Principal Engineer     $242
                          ------------- ------------------------- -------
                           Engineering       Senior Engineer       $180
                          ------------- ------------------------- -------
                           Engineering           Engineer          $144
                          ------------- ------------------------- -------
                           Engineering      Associate Engineer     $120
                          ------------- ------------------------- -------
                           Engineering          Technician          $95
                          ------------- ------------------------- -------
                           Engineering      Junior Technician       $70
                          ------------- ------------------------- -------


                  2) OTHER DIRECT COSTS AND MATERIALS: NAPA shall reimburse Telcordia for all reasonable out-of-pocket expenses incurred in connection with the Services, including, but not limited to, travel, lodging, meals, telephone, all materials purchased by Telcordia exclusively for use in performing the Services and contracted services provided by Third Party Hardware and Software manufacturers, resellers or integrators. Telcordia shall bill NAPA for these out of pocket expenses at cost on a monthly basis. Telcordia shall notify NAPA in advance of contracting with third parties for services to complete this WS.

Telcordia shall bill NAPA on monthly basis as specified in Section 2.2 of the Master Agreement, as amended.

5.       DELIVERABLES

Telcordia shall also provide written Deliverables in Adobe Acrobat(R) format and in Microsoft Office format. During the course of this WS, individual deliverables will be defined by mutual agreement by Telcordia and NAPA.

6.       SCHEDULE OF SERVICES

 The term of this WS is April 9, 2001 through March 31, 2002.

During the course of this WS, individual deliverables will be scheduled for completion by mutual agreement by Telcordia and NAPA.

7.       LOCATION OF SERVICES

Unless otherwise specified and agreed to in writing by NAPA and Telcordia, Telcordia shall provide Services at Telcordia facilities or NAPA facilities within the continental United States.



               TELCORDIA AND NAPA CONFIDENTIAL - RESTRICTED ACCESS
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                                                                          Page 4

                        CONFIDENTIAL - RESTRICTED ACCESS
                                 Final Issue v2


8.       TELCORDIA CONTACTS


                     TECHNICAL CONTACT                                        ADMINISTRATIVE CONTACT
                     -----------------                                        ----------------------
Richard Nici                                                 Max Figueroa
Director, Broadband Networking and e-Business                General Manager, Broadband Networking e-Business
331 Newman Springs Rd.                                       331 Newman Springs Rd.
Red Bank, NJ  07701                                          Red Bank, NJ  07701
Telephone:        732-758-5447                               Telephone:        732-758-2218
Fax:              732-758-4177                               Fax:              732-758-4177
Email:            mici@telcordia.com                         Email:            mfiguero@telcordia.com

9.       OTHER TERMS AND CONDITIONS

         a)       ACCEPTANCE OF SERVICES

         Acceptance of Services shall be deemed to have occurred upon having performed such Services.

The parties to this Work Statement agree to the terms of the Professional Services Master Agreement and this Work Statement and further represent that this Work Statement is executed by duly authorized representatives as of the dates below.

AGREED BY:
NAP OF THE AMERICAS, INC.              TELCORDIA TECHNOLOGIES, INC.


By: /s/ BRIAN K. GOODKIND              By:  /s/ JOEL M. GOLDSTEIN
   -----------------------------------      -----------------------------------
Name:  BRIAN K. GOODKIND               Name:    JOEL M. GOLDSTEIN
     ---------------------------------        ---------------------------------
Title: EXECUTIVE VICE PRESIDENT & COO  Title:   DIRECTOR, CONTRACT MANAGEMENT
      --------------------------------         --------------------------------
Date:  6-5-01                          Date:    6-11-01
     ---------------------------------        ---------------------------------







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